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Altrust Financial Services, Inc.
© 2007 Mercer Capital

Altrust Financial Services, Inc.
October 22, 2007
Fairness Analysis of the Proposed “Going Private”
Transaction and Subchapter S Corporation Election
Exhibit (c) (6)

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Altrust Financial Services, Inc.
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Description of Mercer’s Role
»
It is our understanding that Altrust Financial Services, Inc.
(the “Company”) is considering a “going-private”
transaction whereby the Company will repurchase shares
from certain shareholders, thereby allowing the Company
to de-list its common stock and elect S corporation status
»
Mercer Capital was retained to provide an opinion of the
fairness, from a financial point of view, to the Altrust
Financial Services, Inc. Employee Stock Ownership Plan
(the “ESOP”) of the proposed “going-
private” transaction and S corporation election

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Altrust Financial Services, Inc.
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Introduction
»
Mercer’s analysis evaluates fairness from a
financial point of view from several perspectives:
1. How does the $17.25 per share price offered in the
transaction compare to values indicated by methods
commonly used to evaluate “going private”
transactions?
2. From the ESOP’s perspective, is the value per share
following the transaction greater than or less than the
value per share prior to the transaction?
3. How do the benefits flowing to the ESOP participants
affect the analysis?

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Outline for the Presentation
»
Transaction Analysis
Provides an overview of the Merger Agreement and pro forma effects of the proposed transaction
»
“As Is” Valuation Analysis
Relates to Question 1: How does the $17.25 per share price compare to values indicated by methods commonly used to evaluate “going private” transactions?
»
Pro Forma Valuation Analysis
Relates to Question 2: From the ESOP’s perspective, is the value per share following the transaction greater than or less than the value per share prior to the transaction?
»
Analysis of Benefits to ESOP from Subchapter S Election
Relates to Question 3: How do the benefits flowing to the ESOP participants affect the analysis?
»
Conclusion and Transaction Fairness

www.mercercapital.com Altrust Financial Services, Inc. © 2007 Mercer Capital 5 Section I: Transaction Analysis

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© 2007 Mercer Capital

Merger Agreement
»
Under the draft Agreement and Plan of Reorganization
(the “Agreement”) by and between Holly Pond Corp. and
Altrust dated as of October 17, 2007, the following will
occur:
Holly Pond Corp., an Alabama Corporation (“Newco”) will be
merged with and into Altrust and the separate corporate
existence of Newco will cease;
Altrust shall be the surviving corporation in the Merger (upon and after the Effective Time, the “Surviving Corporation”); and,
The separate corporate existence of Altrust will continue
unaffected by the Merger

Merger Agreement (Cont'd.)

» ***Excluded Shares*** (as defined in the Agreement) will be converted solely into the right to receive ***$17.25 per share, without interest***

» ***Eligible Shares*** (as defined in the Agreement) that are held by Eligible Shareholders ***will remain issued and outstanding shares of the Company's common stock***, provided they meet the requirements outlined in the Agreement, including executing and delivering the Shareholder Agreement to the Company prior to the Effective Time together with the Subchapter S Consent

» ***"Eligible Shareholders"*** are those holders of the Surviving Corporation consistent with Subchapter S of the Code who ***(i) individually hold more than 6,400 shares of Altrust's stock or (ii) is a family member of a person who holds more than 6,400 shares of Altrust's stock*** (provided the person and such family members are considered as one shareholder for purposes of Subchapter S)

7

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Effect of Transaction
Implied Multiples
»
Altrust will pay $17.25 per share in cash to repurchase
shares in the transaction
Financial Deal Value @
Metric $17.25
Price / LTM Earnings per Share $1.12 15.40
Price / Book Value $9.02 1.91
Price / Tangible Book Value $8.04 2.14
Earnings per share data as of June 30, 2007 (per SNL Financial)

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Altrust Financial Services, Inc.
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Effect of Transaction
Share Repurchase Overview
» The Company currently has over 600 shareholders and is an SEC filer
» The Board of Directors has determined that approximately 400 of these stockholders own approximately 12.5% of the Company’s shares
» The proposed “going-
private” transaction would repurchase approximately $12,000,000 of the Company’s common stock and reduce the number of shareholders to approximately 235 total shareholders and 85 S corporation shareholder groups as defined by IRS regulations
» Pending the completion of the transaction, Altrust would be able to de-
list its common stock and elect subchapter S status
» The following table indicates the effects of the transaction, calculating the number of shares outstanding and the percentage of shares repurchased:
PRO FORMA SHARE REPURCHASE OVERVIEW
Shares Outstanding 5,485,625
- Estimated Share Repurchase (695,000)
Pro Forma Shares Outstanding 4,790,625
Estimated Share Repurchase 695,000
÷ Shares Oustanding 5,485,625
% of Shares Repurchased 12.67%

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Effect of Transaction
Capital Ratios and Funding
»
The proposed transaction is to be funded by the issuance of $18,000,000 of trust preferred securities.  The interest rate on the trust preferred securities is fixed through December 2012 at 6.988%, before switching to a floating rate of LIBOR+210 basis points
»
The following table shows the estimated pro forma capital ratios of the
Company following the transaction compared to the pre-transaction capital ratios (includes effect of share repurchase and deferred tax write-off)
PRO FORMA CAPITAL RATIOS
Estimated
Pre- Post-
Transaction Transaction
@ 6/30/2007 @ 6/30/2007
Common Equity / Assets
11.3% 8.2%
Tangible Shareholders' Equity / Tangible Assets 10.2% 7.0%
Tier 1 Capital / Assets 10.8% 10.7%
Tier 1 Capital / Risk Weighted Assets 15.3% 15.2%
Tier 1 & 2 / Risk - Weighted Assets 16.2% 17.7%

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Effect of Transaction on the ESOP
»
The following table details the percentage ownership of
the ESOP before and after the transaction:
»
We understand from the Company’s legal counsel that
the ESOP participants will generally not have dissenters’
rights
PRE-TRANSACTION ESOP OWNERSHIP
Shares Held By ESOP 1,087,819
÷ Pre-Transaction Shares Outstanding 5,485,625
ESOP's Percentage Ownership Pre- Transaction 19.83%
POST-TRANSACTION ESOP OWNERSHIP
Shares Held By ESOP 1,087,819
÷ Post-Transaction Shares Outstanding 4,790,625
ESOP's Percentage Ownership Post- Transaction 22.71%

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Opportunities and Risks of the
Transaction for the ESOP
Opportunities & Advantages
»
Reduce time and expenses
related to SEC reporting
»
ESOP participants have no
pass-through tax liability
»
Transaction is accretive to
earnings per share
Risks & Disadvantages
»
Significantly higher leverage
and holding company debt
service
»
Potential for litigation from
unhappy shareholders
»
Dilutive to book value per
share
»
Limits ability to do stock-for-
stock acquisitions

www.mercercapital.com Altrust Financial Services, Inc. © 2007 Mercer Capital 13 Section II: “As Is” Valuation Analysis

www.mercercapital.com Altrust Financial Services, Inc. © 2007 Mercer Capital 14 1. Recent “Going Private” Transactions

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Altrust Financial Services, Inc.
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Going Private Transactions
»
Mercer Capital reviewed proxy statements filed for “going
private” transactions announced for banking companies
since December 2004
»
This review resulted in 12 transactions
Mercer determined the “going private premium” –
the difference between the price paid to cashed-out
shareholders and the market price prior to the going private transaction
The premiums ranged between 2.2% and 38.6% with an
average and median of 15.6% and 17.0%, respectively
From this range, Mercer’s analysis uses a going private
premium of 15%

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Altrust Financial Services, Inc.
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Going Private Transactions
»
The table below shows the selected group of going private
transactions and premiums paid:
Announce Transaction Per Share Prior Prior Premium over
Company Ticker Date Type Price Stock Price Price Date prior price
1 PSB Group, Inc. PSBG 5/24/2007 Cash out Merger $21.00 $15.15 5/22/2007 38.6%
2 Northway Financial NWYF 4/16/2007 Reverse Split $37.50 $30.11 4/13/2007 24.5%
3 Monarch Community Bancorp MCBF 2/16/2007 Cash out Merger $13.50 $10.60 2/15/2007 27.4%
4 American Bank Inc. AMBK 2/8/2007 Cash out Merger $9.10 $8.00 2/8/2007 13.8%
5 Harbor Bankshares HRBK 5/2/2006 Cash out Merger $31.00 $25.50 4/28/2006 21.6%
6 Ohio State Bancshares OSBI 1/11/2007 Reverse Split $95.00 $93.00 10/1/2006 2.2%
7 South Street Financial* SSFC 12/11/2006 Cash out Merger $10.00 $9.01 12/8/2006 11.0%
8 Home City Financial HCFL 1/26/2006 Reverse Split $17.10 $15.28 1/25/2006 11.9%
9 Illini Corporation ILII 8/19/2005 Cash out Merger $40.50 $39.00 8/5/2005 3.8%
10 United Tennessee Bankshares UNTN 4/14/2005 Cash out Merger $22.00 $18.26 4/13/2005 20.5%
11 Northeast Indiana Bancorp NIDB 3/16/2005 Reverse Split $23.50 $20.00 3/15/2005 17.5%
12 Benchmark Bankshares BMBN 12/23/2004 Reverse Split $19.00 $17.00 12/17/2004 11.8%
MEDIAN 15.6%
AVERAGE 17.0%
MAXIMUM 38.6%
MINIMUM 2.2%
* SSFC could also be classified as a stock reclassification as a new class of preferred stock was authorized and the holders were also given the option to sell all such preferred stock receved at a price of $10.00 per share.

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Going Private Transactions
»
The following table indicates the trades that have occurred
in Altrust’s shares in 2007 (through October 3, 2007)
»
Altrust’s shares have traded infrequently in 2007
Shares have traded on 13 of 190 potential trading days in 2007
Total
Date Close Volume Transaction
8/1/2007 15.50 300 $4,650
7/2/2007 14.50 600 8,700
5/25/2007 11.85 400 4,740
5/23/2007 11.70 200 2,340
5/22/2007 11.60 200 2,320
5/9/2007 11.30 500 5,650
5/1/2007 11.15 200 2,230
4/30/2007 11.25 500 5,625
4/23/2007 10.50 1,200 12,600
4/11/2007 12.00 100 1,200
4/9/2007 11.00 147 1,617
2/21/2007 11.00 5,290 58,190
1/12/2007 11.00 948 10,428
Total 10,585 $120,290
Weighted Avg. Price (All 2007 Trades) $11.36
Weighted Avg. Price (3Q07 Trades) $14.83

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Altrust Financial Services, Inc.
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Going Private Transactions
»
Mercer applied the 15% going private premium to the prices
indicated by Altrust’s 2007 trading activity
The weighted average price for all transactions in 2007 is
$11.36 per share
The weighted average price for all transactions in the third quarter of 2007 is $14.83 per share
»
Indicated range of values is $13.00 per share to $17.00 per
share, including the 15% going private premium
ANALYSIS OF RECENT TRANSACTIONS All 2007 3Q07
Transactions Transactions
Transaction Price Per Share $11.36 $14.83
x Going Private Premium 15.0% 1.70 2.22
ADJUSTED TRANSACTION PRICE PER SHARE $13.06 $17.05

www.mercercapital.com Altrust Financial Services, Inc. © 2007 Mercer Capital 19 2. Comparable Company Analysis

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Altrust Financial Services, Inc.
© 2007 Mercer Capital

Derivation of Adjusted Earnings
»
Mercer adjusted Altrust’s earnings to eliminate non-
recurring and unusual items.  The adjustment to reported
2006 and 2007 net income include:
Gains and losses on securities transactions (2006)
Gains and losses on the sale of bank premises (2006 and
2007)
Unusually high teller losses (2007)
Stock option expense (dilution from outstanding stock options is considered separately in the analysis) (2006 and 2007)

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Altrust Financial Services, Inc.
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Derivation of Adjusted Earnings
»
The following table presents adjusted net income
Adjustments for periods prior to 2006 are described in Mercer’s
ESOP appraisals
»
Adjusted net income used in the analysis is $6,091,491 (adjusted net income for the trailing twelve month period ended June 30,
2007)
The analysis also considers budgeted 2007 net income, which management believes is attainable
Budget LTM Fiscal Years Ended December 31
Adjusted Income Statement
2007* 6/30/2007 2006 2005 2004 2003
Reported Net Income $6,466,000 $6,134,000 $6,051,000 $4,897,000 $3,301,000 $2,630,000
Adjustments:
(1) Eliminate (Gains)/Losses on Sale of Securities na 0 43,000 0 (8,000) (1,000)
(2) Eliminate Leveraged ESOP Contributions na 0 0 716,802 736,724 701,701
(3) Normalized ESOP Contribution (Excl Debt Service)** na na na (444,000) (98,101) (109,511)
(4) Eliminate Loss from Demolition of Abandoned House na 0 0 0 72,000 0
(5) Eliminate Gain / Loss on Sale of Premises and Equipment na (372,000) 83,512 na na na
(6) Non-Recurring Professional Fees na 0 0 200,000 0 0
(7) Non-Recurring Teller Losses na 165,000 0 0 0 0
(8) Eliminate Stock Option Compensation Expense na 138,104 137,856 na na na
(9) Income Tax Adjustment @ 38.3% na 26,387 (101,253) (181,083) (269,105) (226,426)
(10) Eliminate Stock Option Accrual (Nontaxable) na 0 0 0 0 76,700
ADJUSTED NET INCOME $6,466,000 $6,091,491 $6,214,115 $5,188,719 $3,734,518 $3,071,464
Period-to-Period Change (reported earnings) 5.4% 1.4% 23.6% 48.3% 25.5% nm
Period-to-Period Change (adjusted earnings) 6.1% -2.0% 19.8% 38.9% 21.6% nm

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Guideline Public Company Analysis
»
Mercer’s analysis uses two groups of
comparable publicly traded companies
The Mid-South group, consisting of banks located in
AL, AR, KY, LA, MS, MO, and TN with returns on
equity > 10% and assets < $3 billion
A national group of banks with assets between $300
million and $500 million and a ROE > 10%

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Altrust Financial Services, Inc.
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Guideline Public Company Analysis
»
The following table compares certain financial metrics for
these guideline companies to Altrust
»
Altrust’s ROA exceeds
the public companies
Primarily reflects high
level of fee income
»
ROE about equal to
the public group
Reflects Altrust’s less
leveraged balance
sheet
Mid-South
Group
Small Bank
Group Altrust
Total Assets $1,311,741 $435,983 $436,687
Return on Assets (LTM) 1.23% 1.01% 1.43%
Return on Equity (LTM) 13.2% 12.4% 12.6%
Balance Sheet
Equity / Assets 9.3% 7.9% 11.3%
Tangible Equity / Assets 7.6% 7.7% 10.2%
Loans / Assets 73% 75% 60%
Loan Loss Reserve / Loans 1.25% 1.17% 1.02%
Income Statement
Net Interest Margin 3.83% 4.00% 3.99%
Non-Interest Income / Avg. Assets 1.10% 0.69% 2.62%
Non-Interest Expense / Avg. Assets 2.88% 2.82% 3.80%
Efficiency Ratio 57% 62% 62%
Data for Altrust and the public companies as of June 30, 2007
Return on assets & return on equity for Altrust are adjusted for non-recurring items

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Guideline Public Company Analysis
»
The range of value using the guideline public companies’ P/E multiples is a function of the following:
Adjusted net income for the trailing twelve months ended June 30, 2007 and fiscal 2007 (budgeted)
Price/Earnings multiples from the two groups of comparable companies
(analysis uses the median multiple)
»
The ESOP appraisal and this analysis assume a 5% “fundamental adjustment” to the median guideline company price/earnings multiples.  This reflects differences between Altrust and the public companies in terms of operating strategy (Altrust’s focus on smaller markets, instead of metro ones) and balance sheet composition
(the leverage strategy)
The going private premium of 15%
The number of fully diluted shares outstanding, calculated based on the difference between the $17.25 per share transaction price and the option strike price

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Altrust Financial Services, Inc.
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Guideline Public Company Analysis
Indicated range of values is $15.00 per share to
$17.00 per share
GUIDELINE PUBLIC COMPANY ANALYSIS
Mid-South Small Cap Mid-South Small Cap
Capitalization of  Earnings
Guideline Public Company Group Median Price/Earnings Multiple @ 10/4/2007 13.68 12.50 See Ex. G-1, G-2 13.90 12.29
+Plus/-Minus:  Fundamental Adjustment of -5% (0.68) (0.62) (0.70) (0.61)
13.00 11.88 Rounded to: 13.20 11.68
Adjusted Price/Earnings Ratio 13.00 11.90 0.05 13.20 11.70
Altrust Performance Measure Estimate (per Exhibit V-2) $6,091,000 $6,091,000 $6,466,000 $6,466,000
x Adjusted Price/Earnings Ratio 13.00 11.90 13.20 11.70
=  Capitalized Earnings Value $79,183,000 $72,482,900 $85,351,200 $75,652,200
÷ Shares Outstanding (fully diluted)
5,695,144 5,695,144 5,695,144 5,695,144
=  Value per Share (fully diluted) $13.90 $12.73 $14.99 $13.28
x Going Private Premium 15% 2.09 1.91 2.25 1.99
= Value per Share with Going Private Premium $15.99 $14.64 $17.24 $15.27
INDICATED VALUE:  GUIDELINE PUBLIC COMPANY METHOD Rounded to:
- CAPITALIZED EARNINGS $16.00 $14.65 $0.05 $17.25 $15.25
Ongoing Earnings Budgeted Earnings

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Guideline Public Company Analysis
»
Mercer also determined a range of values using the comparable companies’
price/tangible book value multiples.  The inputs used in this analysis include the following:
Tangible equity (total shareholders’ equity minus intangible assets) as of June 30, 2
007
»
Equity for this analysis includes the $15.0 million of redeemable common stock held by the
ESOP
Price/Tangible Book Value multiples from the two groups of comparable companies
(analysis uses the median multiples) as of October 4, 2007
»
The multiples are net of a 5% “fundamental adjustment”
The going private premium of 15%
The number of fully diluted shares outstanding, calculated based on the difference between the $17.25 per share transaction price and the option strike price

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Altrust Financial Services, Inc.
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Guideline Public Company Analysis
»
Price/book value multiples are not, however, applied to Altrust’s actual tangible equity.  Instead, the multiples are applied to
Altrust’s “normalized” equity, based on the guideline companies’
median tangible equity/asset ratios
Reflects the convention for investors in and acquirers of banks to pay a premium only for equity that is leveraged in a bank’s normal operations
Equity above the level reported by the public companies is valued dollar-
for-dollar
»
In Mercer’s ESOP appraisals, the FHLB advances associated with the leverage strategy are subtracted from total assets
Historical practice used by Mercer in the ESOP appraisal to avoid excess volatility in the valuation analysis in 2004 caused by what was essentially a capital markets transaction
Effect of adjustment is declining, as securities are replaced by loans

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Altrust Financial Services, Inc.
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Guideline Public Company Analysis
» Indicated range of
values is $12.00
per share to $14.00
per share
» Earnings based
values are higher
than book value
based measures due
to Altrust’s above
average earnings
» Equity based values
are lower due to
Altrust’s excess
equity relative to the
guideline companies,
which was valued
“dollar-for-dollar” and
added to the “core”
equity amount
Capitalization of Tangible Book Value (Shareholders' Equity) Mid-South Small Cap
Guideline Group Median Price/Tangible Book Value Multiple @ 10/4/2007 1.92 See Ex. G-1, G-2 1.70
+Plus/-Minus:  Fundamental Adjustment of -5% (0.10) (0.09)
1.82 Rounded to: 1.61
Adjusted Price/Tangible Book Value Ratio 1.80 0.05 1.60
Tangible Book Value
(See Below) @
6/30/2007 $29,167,426 $29,167,426
+ Redeemable Common Stock Held by the ESOP 14,957,511 < 6/30/07 10-Q > 14,957,511
= Adjusted Tangible Book Value $44,124,937 $44,124,937
Reported Tangible Assets (See Below)
$431,966,000 $431,966,000
-
Leveraged Assets (Per 8/31/07 general ledger; equal to FHLB advances)
(48,800,000) (48,800,000)
Core Assets $383,166,000 $383,166,000
x Normalized Tangible Equity/Assets Ratio 7.63% 7.66%
= Normalized Tangible Equity 29,235,566 29,350,516
Excess Tangible Equity $14,889,371 $14,774,421
Normalized Tangible Equity $29,235,566 $29,350,516
x Adjusted Price/Tangible Book Value Ratio 1.80 1.60
= Capitalized Normalized Tangible Equity $52,624,000 $46,961,000
+ Excess Tangible Equity 14,889,371 14,774,421
= Capitalized Tangible Book Value $67,513,371 $61,735,421
Shares Outstanding (fully diluted) 5,695,144 5,695,144
= Value per Share (fully diluted) $11.85 $10.84
x Going Private Premium 15% 1.78 1.63
= Value per Share with Going Private Premium $13.63 $12.47
INDICATED VALUE:  GUIDELINE PUBLIC COMPANY METHOD Rounded to:
- CAPITALIZED TANGIBLE BOOK VALUE $13.65 $0.05 $12.45

www.mercercapital.com Altrust Financial Services, Inc. © 2007 Mercer Capital 29 3. Comparable Transactions Analysis

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Guideline Change of Control Transactions Analysis
»
Mercer’s analysis uses two groups of comparable change
of control transactions announced in 2006 and 2007
(through October 4, 2007)
The Mid-South group, consisting of target banks located in
AL, AR, KY, LA, MS, MO, and TN with returns on equity >
5%.  Acquired banks with assets < $100 million or > $1
billion were excluded
A national group of target banks with assets between $300
million and $500 million with a ROE > 5%

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Altrust Financial Services, Inc.
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»
The following table compares certain financial metrics for these guideline target banks to Altrust
»
Altrust’s ROA exceeds
the target banks
Primarily reflects high
level of fee income
»
ROE more similar to the
target banks
Reflects Altrust’s less
leveraged balance sheet
Guideline Change of Control Transactions Analysis
Mid-South
Group
Small Bank
Group Altrust
Total Assets $159,914 $403,869 $436,687
Return on Assets (YTD) 0.96% 1.21% 1.43%
Return on Equity (YTD) 10.1% 14.8% 12.6%
Balance Sheet
Equity / Assets 8.6% 8.4% 11.3%
Tangible Equity / Assets 8.5% 8.2% 10.2%
Data for Altrust as of June 30, 2007 and the target banks most recently reported financials available prior to the announce acquisition
Return on assets & return on equity for Altrust are adjusted for non-recurring items

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Capitalized Earnings
»
The range of value using the guideline transaction P/E
multiples is a function of the following:
Adjusted net income for the trailing twelve months ended
June 30, 2007
Price/Earnings multiples from the two groups of comparable
companies (analysis uses the median multiple)
The number of fully diluted shares outstanding, calculated
based on the difference between the $17.25 per share
transaction price and the option strike price

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Altrust Financial Services, Inc.
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Capitalized Earnings
Indicated range of values is $21.00 per share to
$23.00 per share
GUIDELINE CHANGE OF CONTROL TRANSACTIONS ANALYSIS
Mid-South National
Capitalization of  Earnings
Guideline Group Median Price/Earnings Multiple 21.13 22.05
+Plus/-Minus:  Fundamental Adjustment of -5% (1.06) (1.10)
20.07 20.95
Adjusted Price/Earnings Ratio 20.05 20.95
Altrust Performance Measure Estimate (per Exhibit V-2) $6,091,000 $6,091,000
x Adjusted Price/Earnings Ratio 20.05 20.95
= Capitalized Earnings Value $122,124,550 $127,606,450
Shares Outstanding (fully diluted)
5,695,144 5,695,144
= Value per Share (fully diluted) $21.44 $22.41
INDICATED VALUE:  GUIDELINE CHANGE OF CONTROL TRANSACTIONS METHOD
- CAPITALIZED EARNINGS $21.45 $22.40
Ongoing Earnings

www.mercercapital.com Altrust Financial Services, Inc. © 2007 Mercer Capital 35 4. Discounted Cash Flow Analysis

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Discounted Cash Flow Analysis
»
A discounted cash flow analysis relies upon a projection of
Altrust’s future financial performance
Value is a function of:
»
Interim cash flows to the shareholders (dividends)
»
A “terminal” or “residual” value, representing the value of all cash flows received after the end of the forecast period
»
Management provided us with projections regarding
Altrust’s future financial performance
The projections were prepared for Altrust as presently
constituted
In addition, separate (and combined) projections exist for
potential de novo bank(s) to be opened by Altrust

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Discounted Cash Flow Analysis
»
The “as is” analysis focuses on the projections that exclude the impact of the de novo banks
»
Mercer made certain modifications to management’s
projections for Altrust:
Mercer separated the bank from the holding company, creating separate projections for each
Management’s projections exclude C corporation taxes after 2007. Mercer’s “as is” value ex cludes the effects of the merger and S election. Thus, Mercer adjusted management’s projections for C corporation income taxes at 34%
Similarly, Mercer eliminated the interest on the borrowings required to fund the transaction, to determine an “as is” value
Mercer reduced the Bank’s equity in order to eliminate the excess equity position (the Bank’s target equity/asset ratio is assumed to be 7%).  Equity above this level is upstreamed to the holding company

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Altrust Financial Services, Inc.
© 2007 Mercer Capital

Summary of Management’s Projections
»
Projections assume:
CAGR in Loans – 9.7% (historical 5 year CAGR is 7.1% over
2002 – 2006)
CAGR in securities – negative 7.9%, due to the wind-
down of the wholesale leverage strategy
CAGR in deposits – 7.3% (historical 5 year CAGR is 7.3%)
Balance Sheet Trends
$-
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
$450,000
$500,000
Jun-07 Dec-07 Jun-08 Dec-08 Jun-09 Dec-09 Jun-10 Dec-10 Jun-11 Dec-11
Loans Securities Deposits

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Summary of Management’s Projections
»
Projections assume:
Loan/asset ratio increases as leverage strategy unwinds
Tangible equity/asset ratio is modeled at 7% for the valuation analysis
Loan loss reserve increases to 1.20% of loans, reflecting commercial loan growth
Charge-offs increase to 0.12% to 0.18% of loans (range between 2002 and
2006 was 0.06% to 0.42%)
Pro Forma
Percentage Balance Sheet
6/30/2007 2007 2008 2009 2010 2011
Avg Earning Assets / Avg Assets 87.4% 87.5% 88.0% 88.0% 87.3% 87.0%
Avg IB Funds / Avg Assets 78.4% 79.2% 80.6% 80.8% 80.7% 80.6%
Securities and FFS / Assets 27.6% 26.6% 24.9% 21.7% 18.2% 15.4%
Loans / Deposits 79.9% 80.4% 81.6% 83.5% 85.9% 88.2%
Loans / Assets 59.9% 61.1% 63.4% 66.0% 68.7% 71.7%
Equity / Assets 11.1% 8.1% 8.0% 7.9% 7.8% 7.8%
Tangible Equity / Tangible Assets 10.0% 7.0% 7.0% 7.0% 7.0% 7.0%
Net Charge-Offs / Avg Loans -0.08% -0.07% -0.12% -0.12% -0.18% -0.18%
Provision / Net-Charge-Offs 185.7% 302.4% 243.3% 233.9% 158.0% 153.4%
Provision / Loans 0.14% 0.20% 0.27% 0.27% 0.27% 0.27%
Reserve / Loans 1.02% 1.10% 1.15% 1.20% 1.20% 1.20%
Projected Financial Statements

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Summary of Management’s Projections
»
Projections assume:
Return on assets remains stable
Return on equity increases to 18%-19%, due to elimination of excess equity
Net interest margin declines in 2008 (due to reduction of equity) but increases over time (due to higher loan/asset ratio)
Pro Forma
LTM 6/07 2007 2008 2009 2010 2011
Ratio Analysis
Return on Average Assets 1.51% 1.52% 1.47% 1.51% 1.46% 1.44%
Return on Average Equity 13.73% 15.91% 18.29% 18.95% 18.53% 18.39%
Yield on Earning Assets 6.78% 6.82% 6.65% 6.74% 6.81% 6.86%
Cost of IB Funds 3.11% 3.21% 3.23% 3.19% 3.16% 3.14%
Net Spread 3.67% 3.61% 3.42% 3.54% 3.65% 3.72%
Net Interest Margin 3.99% 3.92% 3.69% 3.80% 3.89% 3.96%
Fee Income / Avg Assets 2.62% 2.63% 2.72% 2.72% 2.69% 2.68%
Operating Exp / Avg Assets 3.70% 3.64% 3.53% 3.57% 3.66% 3.72%
Operating Income / Avg Assets 2.40% 2.42% 2.43% 2.50% 2.43% 2.41%
Efficiency Ratio 60.6% 60.1% 59.2% 58.9% 60.1% 60.7%
Payout Ratio 39.1% 265.0% 70.0% 75.0% 80.0% 80.0%
Projected Financial Statements

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Discounted Cash Flow Analysis
»
Valuation analysis structured as follows:
The Bank dividends all of its earnings to the holding
company, except what is necessary to maintain a 7%
equity/asset ratio
The holding company uses this cash flow to pay any
holding company level expenses
Any remaining funds are assumed to be distributed to
shareholders

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Discounted Cash Flow Analysis
»
Value is a function of the following:
Interim Cash Flows
» Any excess cash remaining in each period at the holding company
Terminal Value
» Reflects the value of all cash flows beyond 2011
» The terminal value equals 2011 net income, multiplied by a P/E multiple
Range of P/E multiples is approximately 12x-14x earnings, consistent with current public bank P/E multiples and historical range of bank P/E multiples
Discount Rate
» Assumes a discount rate of approximately 13%, calculated based upon the
Capital Asset Pricing Model

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Discounted Cash Flow Analysis
»
Indicated range of values is approximately $15 to $18 per
share
Sensitivity Analysis -- P/E Multiple vs. 2011 Net Income
Range of Terminal Value Multiples
%
11.0 12.0 13.0 14.0 15.0
$6,493
-15% $13.44 $14.12 $14.80 $15.47 $16.15
$6,875 -10% $13.88 $14.60 $15.31 $16.03 $16.75
$7,257 -5% $14.32 $15.08 $15.83 $16.59 $17.35
$7,639 $14.76 $15.55 $16.35 $17.15 $17.95
$8,020 5% $15.19 $16.03 $16.87 $17.71 $18.55
$8,402
10% $15.63 $16.51 $17.39 $18.27 $19.15
$8,784 15% $16.07 $16.99 $17.91 $18.83 $19.75
Range of Year
2011 Net
Income

www.mercercapital.com Altrust Financial Services, Inc. © 2007 Mercer Capital 44 5. Summary

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Conclusion
»
The range of values indicated by the analyses are as
follows:
$17.25 per share transaction price is within the range
suggested by the valuation analyses
Range of Values
$12.00 $13.00 $14.00 $15.00 $16.00 $17.00 $18.00 $19.00 $20.00 $21.00 $22.00 $23.00 $24.00
Transactions in Altrust Stock
Guideline Public Companies
    - Capitalized Net Income
    - Capitalized Book Value
Guideline Transactions
    - Capitalized Net Income
    - Capitalized Book Value
Discounted Cash Flow

www.mercercapital.com Altrust Financial Services, Inc. © 2007 Mercer Capital 46 Section III: “Pro Forma” Valuation Analysis

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Introduction
»
Mercer’s analysis compares the value of the Company’s
shares prior to the “going-private” transaction (the “as is”
value) with the value of its shares on a pro forma basis,
including the effects of the share repurchase and S election
»
Evaluates the question of whether the value of the shares
the ESOP holds is enhanced or reduced by the transaction
Analysis is prepared on a basis consistent with Mercer’s annual
ESOP appraisals
Earnings and book value are adjusted for the effects of
transaction
Effect of lower earnings and shareholders’ equity partially
mitigated by smaller number of shares outstanding

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Derivation of Pro Forma Earnings
»
The original “as is” earnings data are adjusted to estimate
pro forma earnings if the “going-private” transaction occurs
The financing costs of the transaction ($18,000,000 @
6.988%)
The annual professional fee savings from going private
(estimated range of $300,000 - $500,000 per management)
Ongoing Budgeted
Original Earnings Measure $6,091,000 $6,466,000
- Trust Preferred Expense (1,257,840) (1,257,840)
+ Expense Savings from Reduced Prof. Fees 300,000 300,000
- Income Tax (Expense)/Benefit @ 38.3% 366,853 366,853
Pro Forma Earnings Measure $5,500,013 $5,875,013

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Guideline Company Analysis
»
Indicated value is a function of pro forma earnings and the
price/earnings multiple
Same multiples used as in “as is” analysis
Reflects a 5% marketability discount – consistent with assumptions in
ESOP appraisal
GUIDELINE PUBLIC COMPANY METHOD
Mid-South Small Cap Mid-South Small Cap
Capitalization of  Earnings
Altrust Performance Measure Estimate $5,500,013 $5,500,013 $5,875,013 $5,875,013
x Adjusted Price/Earnings Ratio 13.00 11.90 13.20 11.70
= Capitalized Earnings Value $71,500,165 $65,450,151 $77,550,168 $68,737,649
Shares Outstanding (fully diluted) 5,000,144 5,000,144 5,000,144 5,000,144
= Value per Share (fully diluted) $14.30 $13.09 $15.51 $13.75
- Marketability Discount 5% (0.72) (0.65) (0.78) (0.69)
= Value per Share (nonmarketable minority interest basis) 13.58 12.44 14.73 13.06
INDICATED VALUE:  GUIDELINE PUBLIC COMPANY METHOD Rounded to:
- CAPITALIZED EARNINGS $13.60 $12.45 $0.05 $14.75 $13.05
Value per Share Prior to Redemption
Value per Share Prior to Redemption (Excluding Going Private Premium) $13.90 $12.73 $14.99 $13.28
- Marketability Discount 5% (0.70) (0.64) (0.75) (0.66)
= Value per Share (nonmarketable minority interest basis) $13.20 $12.09 $14.24 $12.62
Ongoing Earnings Budgeted Earnings

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Derivation of Pro Forma Book Value
»
Altrust’s current tangible book value is adjusted to estimate pro forma tangible book value
The cost of repurchasing 695,000 shares is subtracted (total cost of
$11,988,750)
The deferred tax asset is written off
»
Required prior to S election
»
Estimated at $1,800,000 based on current deferred tax asset – amount will differ as accountants finalize adjustment
Note:  Calculation of Tangible Book Value & Tangible Assets Tangible BV Tangible Assets
Reported Measure $34,533,426 $437,332,000
- Core Deposit Intangible Assets (649,000) (649,000)
- Goodwill (4,717,000) (4,717,000)
- Stock Repurchased (11,988,750) na
- Deferred Tax Write-Off (1,800,000) (1,800,000)
= Tangible Book Value / Total Assets $15,378,676 $430,166,000
Note:
Tangible Book Value $15,378,676
+ Redeemable Common Stock Held by the ESOP 14,957,511
= Adjusted Tangible Book Value $30,336,187

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Guideline Company Analysis
»
Indicated value is a function of pro forma tangible book value and the price/tangible book value multiple
Same multiples used as in “as is” analysis
Reflects a 5% marketability discount – consistent with assumptions in ESOP appraisal
Capitalization of Tangible Book Value (Shareholders' Equity) Mid-South Small Cap
Adjusted Tangible Book Value (See Ex. 9) @ 6/30/2007 $30,336,187 $30,336,187
x Adjusted Price/Tangible Book Value Ratio 1.80 1.60
= CapitalizedTangible Equity $54,605,137 $48,537,899
+ Excess Tangible Equity na na
= Capitalized Tangible Book Value $54,605,137 $48,537,899
÷ Shares Outstanding (fully diluted) 5,000,144 5,000,144
= Value per Share (fully diluted) $10.92 $9.71
- Marketability Discount 5% (0.55) (0.49)
= Value per Share (nonmarketable minority interest basis) 10.37 9.22
INDICATED VALUE:  GUIDELINE PUBLIC COMPANY METHOD Rounded to:
- CAPITALIZED TANGIBLE BOOK VALUE $10.35 $0.05 $9.20
Value per Share Prior to Redemption
Value per Share Prior to Redemption (Excluding Going Private Premium) $11.85 $10.84
- Marketability Discount 5% (0.59) (0.54)
$11.26 $10.30

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Discounted Cash Flow Analysis
»
We used the same projections as in the “as is” analysis but made the following adjustments:
C corporation taxes were eliminated from the projections
Dividends from the Bank to the holding company were increased to reflect the need to distribute funds to offset shareholders’ tax liability
Holding company expenses include trust preferred expenses
Professional expense savings are reflected
After the repurchase of stock, we assumed that the holding company’s tangible equity/asset ratio would range between 5.00% - 5.50% (versus about 7.00% in “as is” analysis)

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Discounted Cash Flow Analysis
»
Value is a function of the following:
Interim cash flow (dividends)
»
Assumed that all earnings are distributed to shareholders, except an amount necessary to maintain a tangible equity/asset ratio in the 5.00% - 5.50% range
»
Then, Mercer calculated what portion of these distributions would be required to offset the shareholders’ pass-through tax liability
»
The distributions remaining after shareholder-level tax payments are included in the valuation analysis
»
Same assumption for the terminal value multiple as in the
“as is” analysis
»
Discount rate increased to reflect additional leverage (from
13.0% to 13.5%)

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DCF Analysis :  Indicated Range of Value
»
Range of value are indicated in the table below
Values are after
the 5% marketability discount
Sensitivity Analysis -- P/E Multiple vs. 2011 Net Income
Terminal Value Multiple
% Chg.
11.0 12.0 13.0 14.0 15.0
$6,182 -15% $13.34 $14.04 $14.73 $15.43 $16.13
$6,546 -10% $13.79 $14.53 $15.27 $16.00 $16.74
$6,910 -5% $14.24 $15.02 $15.80 $16.58 $17.36
$7,273 0% $14.69 $15.51 $16.33 $17.15 $17.97
$7,637 5% $15.14 $16.00 $16.86 $17.73 $18.59
$8,001 10% $15.59 $16.50 $17.40 $18.30 $19.20
$8,364 15% $16.04 $16.99 $17.93 $18.87 $19.81
Range of Year
2011 Net
Income

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Conclusion
»
The “going-private” transaction is:
Accretive to earnings per share (and indications of value based on earnings)
Dilutive to book value per share (and indications of value based on book value)
Accretive to the DCF analysis
»
Overall, since earnings are emphasized more than book value in
Mercer’s historical appraisals of Altrust’s shares, the “going-
private” transaction does not appear to have a detrimental effect on share value
Last 12 Months Earnings Est. 2007 Earnings Tangible Book Value Discounted Cash Flow
Mid-South Small Bank Mid-South Small Bank Mid-South Small Bank Low End High End
Pro Forma Analysis $13.60 $12.45 $14.75 $13.05 $10.35 $9.20 $15.02 $17.73
"As Is" Analysis $13.20 $12.09 $14.24 $12.62 $11.26 $10.30 $14.32 $16.83
% Accretion / (Dilution) 3.0% 3.0% 3.6% 3.4% -8.1% -10.7% 4.9% 5.3%
Note:  All values net of 5% marketability discount

www.mercercapital.com Altrust Financial Services, Inc. © 2007 Mercer Capital 56 Section IV: Pro Forma Valuation Analysis with New Bank Charter

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Discounted Cash Flow Analysis
»
Changes were made to the pro forma analysis as follows:
Existing Peoples Bank of North Alabama
»
Assumed lower dividends in 2007 from bank to holding company, as capital is retained in order to capitalize new bank in 2008. As the offset, dividends are higher in 2008
De Novo Bank (Eastern Alabama)
»
Generally modeled consistent with management’s most recent
projections
»
Assumed an $8 million capital injection in year 1; $1.5 million thereafter
Holding Company
»
Reduced distributions to shareholders, due to need for capital injections into de novo bank

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Discounted Cash Flow Analysis
»
Value is a function of the following:
Interim cash flow (dividends)
» Lower than in pro forma model without de novo strategy (funds are instead invested in de novo bank, rather than shareholder distributions)
»
Same assumption as to terminal value (or residual value) as in the “as is” analysis
Terminal value is higher, due to earnings from new bank in 2011
New bank is effectively valued at about 1.00x – 1.20x book value in
2011
»
Discount rate increased to reflect risk of de novo strategy (from
13.5% to 14.0%)

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Discounted Cash Flow Analysis
»
Range of value is as follows
Value is approximately 5% lower than the pro forma analysis
without the de novo strategy
»
Largely reflects that the analysis does not assume any exit event
»
Value range reflects 5% marketability discount
Sensitivity Analysis -- P/E Multiple vs. 2011 Net Income
Terminal Value Multiple
%
11.0 12.0 13.0 14.0 15.0
$6,685 -15% $12.28 $13.05 $13.83 $14.60 $15.37
$7,078 -10% $12.78 $13.60 $14.42 $15.24 $16.06
$7,471
-5% $13.28 $14.14 $15.01 $15.87 $16.74
$7,864 $13.78 $14.69 $15.60 $16.51 $17.42
$8,258 5% $14.28 $15.24 $16.19 $17.15 $18.11
$8,651 10% $14.78 $15.78 $16.78 $17.79 $18.79
$9,044 15% $15.28 $16.33 $17.38 $18.42 $19.47
Range of Year
2011 Net
Income

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Conclusion
»
The Bank’s value on a pro forma basis (assuming the share
redemption, S election, and de novo strategy) is not materially different than the “as is” value (assuming that the Company does not undertake the “going-private” transaction or the leverage strategy)
Discounted Cash Flow
Low End High End
Pro Forma Analysis $14.14 $17.15
"As Is" Analysis $14.32 $16.83
% Accretion / (Dilution) -1.2% 1.9%
Note:  All values net of 5% marketability discount

www.mercercapital.com Altrust Financial Services, Inc. © 2007 Mercer Capital 61 Section V: Analysis of Benefits to ESOP from Subchapter S Election

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© 2007 Mercer Capital

Benefits to ESOP
S Corporation Shareholders: ESOP vs. Individual
»
An ESOP inside an S corporation generally produces
benefits to its participants not enjoyed by other
shareholders
Unlike other types of shareholders in an S corporation, an
ESOP does not face any “pass-through” tax liability related to the S corporations earnings
Thus, distributions received by an ESOP in respect of the S
corporation’s earnings do not “pass through” from the ESOP to the taxing authorities (like for other shareholders) but instead remain inside the ESOP for the benefit of its participants

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Benefits to ESOP
S Corporation Shareholder vs. C Corporation Shareholder
»
The following table shows the cash flow remaining after all taxes are paid, assuming that an individual holds shares in (a) a C corporation, (b) an S corporation, (c) an S corporation through an
ESOP account
Hypothetical Hypothetical Hypothetical
C-Corp S-Corp S-Corp
Shareholder Shareholder ESOP
Earnings 1,000,000 1,000,000 1,000,000
Less: Corporate Level Taxes 40.0% (400,000) na na
Less: Shareholder Level Taxes
40.0%
na (400,000) (400,000)
Net Income (After S/H and Corporate Taxes) 600,000 600,000 600,000
Net Income (After S/H and Corporate Taxes) 600,000
x Dividend Payout Ratio 15.0%
= Dividends Paid 90,000 90,000 90,000
x Shareholder's Ownership Interest 10.0% 10.0% 10.0%
= Economic Dividends to Shareholder $9,000 $9,000 $9,000
Distribution for Taxes na 400,000 400,000
x Shareholder's Ownership Interest 10.0% 10.0% 10.0%
= Distributions for Taxes na $40,000 $40,000
Economic Dividend Received
Total Distribution Received 9,000 49,000 49,000
- Taxes Due on Dividends
15.0%
(1,350) 0 0
- Taxes Due on Company's Earnings 0 (40,000) 0
= Cash Remaining After Taxes 7,650 9,000 49,000

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Benefits to ESOP
»
Mercer compared the dividends potentially received by the ESOP if
Altrust remains a C corporation against the distributions potentially received by Altrust if it converts to an S corporation
Analysis uses management’s projections of net income over the 2008 –
2011 period
Analysis assumes an increase in shares outstanding over the 2008 –
2011 period
» Reflects the ESOP using its distributions to purchase additional shares
» Analysis is based on fully diluted shares outstanding
ESOP Shares 12/31/2007 12/31/2008 12/31/2009 12/31/2010 12/31/2011
Shares Held by the ESOP 1,087,819 1,087,819 1,182,819 1,285,819 1,389,819
÷ Shares Outstanding 5,000,144 5,000,144 5,095,144 5,198,144 5,302,144
= % of Shares Held by ESOP 21.8% 21.8% 23.2% 24.7% 26.2%

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Benefits to ESOP
»
If Altrust is a C corporation over the 2008 – 2011 period, the ESOP would receive dividends of $0.32 per share (per management)
ESOP does not have sufficient funds to increase its ownership position
»
Total cash flow to ESOP over the 2008 – 2011 period is $1,395,240
(excludes contribution based on compensation)
Dividends Received by ESOP 2008 2009 2010 2011
Estimated C Corporation Dividends $1,600,046 $1,600,046 $1,600,046 $1,600,046
x Average Shares Held by ESOP 21.8% 21.8% 21.8% 21.8%
= ESOP's Pro Rata Share of Dividends $348,810 $348,810 $348,810 $348,810
÷ Full-Time Equivalent Employees
169 176 183 190
= ESOP Dividends per Employee $2,064 $1,982 $1,906 $1,836
ESOP's Pro-Rata Share of Dividends $1,395,240
< > sum of entire 2008-2011 period
ESOP Dividends per Employee $7,788
< > sum of entire 2008-2011 period

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Benefits to ESOP
»
If Altrust is an S corporation over the 2008 – 2011 period,
the ESOP would receive the following:
Dividends of $0.32 per share (per management), plus
Its pro rata share of any distributions made to shareholders to cover tax liabilities (estimated in management’s projections to be 40% of pre-tax income)
ESOP uses cash to increase its ownership position
»
Total cash flow to ESOP over the 2008 – 2011 period is
$5,720,554 (excludes contribution based on compensation)

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Benefits to ESOP
»
S corporation benefit computed as follows:
»
Total cash flow to the ESOP enhanced by approximately $4.3
million during the 2008 – 2011 period due to the S election
Distributions Received by ESOP 2008 2009 2010 2011
Annual Dividend $1,600,046 $1,630,446 $1,663,406 $1,696,686
Distribution for Taxes 3,948,400 4,402,000 4,583,600 4,791,200
Total Distribution $5,548,446 $6,032,446 $6,247,006 $6,487,886
x    Average Shares Held by ESOP 21.8% 22.5% 24.0% 25.5%
=   ESOP's Pro Rata Share of Distributions
$1,209,561 $1,357,300 $1,499,281 $1,654,411
÷ Full-Time Equivalent Employees
169 176 183 190
= ESOP Distributions per Employee $7,157 $7,712 $8,193 $8,707
ESOP's Pro-Rata Share of Distributions $5,720,554
< > sum of entire 2008-2011 period
ESOP Distributions per Employee $31,769 < > sum of entire 2008-2011 period

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Benefits to ESOP
»
We also evaluated the effect on a hypothetical participant in Altrust’s ESOP of the S election
»
Mercer’s analysis is based upon an analysis prepared by management that makes the following assumptions:
Altrust remains a C corporation and contributes 15% of salary to the ESOP
»
ESOP also receives dividends of $0.32 per share
Altrust converts to an S corporation and contributes 15% of salary to the ESOP
»
ESOP also receives distributions equal to 40% of pre-tax earnings, plus “economic”
dividends of $0.32 per share
Altrust converts to an S corporation and contributes 10% of salary to the ESOP
Analysis does not assume that the ESOP purchases additional shares
Analysis uses a range of data regarding salary levels and shares in ESOP account

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Benefits to ESOP
»
Horizontal axis in the chart shows the shares held by the
participant.  Vertical axis shows annual growth in ESOP account.
Chart assumes a salary of $200,000
Tax benefits from S election are substantial for participants with larger accounts
»
An employee with
50,000 shares would
see their annual
change in ESOP
account (dividends +
contribution) increase
from $46,000 to
$87,210
Increase drops to
$77,210, if
contribution is
reduced to 10.0%
Annual Growth in ESOP -- Compensation = $200,000
$0
$50,000
$100,000
$150,000
$200,000
$250,000
Status Quo
$30,320 $31,600 $33,200 $38,000 $46,000 $78,000
LBO, 15% Contribution $31,144 $35,721 $41,442 $58,605 $87,210 $201,629
LBO, 10% Contribution
$21,144 $25,721 $31,442 $48,605 $77,210 $191,629
1,000 5,000 10,000 25,000 50,000 150,000

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Benefits to ESOP
»
The preceding chart was revised to assume a salary of $100,000
In last chart, a participant with 10,000 shares was worse off in the
10.0% contribution scenario than in the status quo (C corp scenario).
That is reversed in the current chart
»
An employee with
10,000 shares would
see their annual
change in ESOP
account (dividends +
contribution) increase
from $18,200 to
$26,442
Increase drops to
$21,442, if
contribution is
reduced to 10.0%
Annual Growth in ESOP -- Compensation = $100,000
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
Status Quo
$15,320 $16,600 $18,200 $23,000 $31,000
LBO, 15% Contribution $16,144 $20,721 $26,442 $43,605 $72,210
LBO, 10% Contribution
$11,144 $15,721 $21,442 $38,605 $67,210
1,000 5,000 10,000 25,000 50,000

www.mercercapital.com
Altrust Financial Services, Inc.
© 2007 Mercer Capital

Benefits to ESOP
»
The preceding chart was revised to assume a salary of $50,000
»
An employee with
5,000 shares would
see their annual
change in ESOP
account (dividends +
contribution) increase
from $9,100 to
$13,221
Increase drops to
$10,721, if
contribution is
reduced to 10.0%
Annual Growth in ESOP -- Compensation = $50,000
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
$40,000
Status Quo $7,820 $9,100 $10,700 $15,500
LBO, 15% Contribution $8,644 $13,221 $18,942 $36,105
LBO, 10% Contribution $6,144 $10,721 $16,442 $33,605
1,000 5,000 10,000 25,000

www.mercercapital.com
Altrust Financial Services, Inc.
© 2007 Mercer Capital

Benefits to ESOP
»
The preceding chart was revised to assume a salary of $35,000
Smaller participants (accounts with fewer than 1,000 shares) are worse off if Altrust converts to an S corporation and cuts the contribution to 10.0% than if Altrust had remained a C corporation and contributed 15% to the ESOP
»
An employee with
1,000 shares would
see their annual
change in ESOP
account (dividends +
contribution) increase
from $5,570 to $6,394
Increase drops to
$4,644, if
contribution is
reduced to 10.0%
Annual Growth in ESOP -- Compensation = $35,000
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000
Status Quo
$5,570 $6,850 $8,450
LBO, 15% Contribution
$6,394 $10,971 $16,692
LBO, 10% Contribution
$4,644 $9,221 $14,942
1,000 5,000 10,000

www.mercercapital.com
Altrust Financial Services, Inc.
© 2007 Mercer Capital

Benefits to ESOP
»
The following table summarizes the participant level
analysis
The table compares the percentage increase in the annual
growth in the participant’s ESOP account between the C corp.
and S corp. scenarios (both with a 15% contribution)
Shares Held in ESOP Account
Salary Range 1,000             5,000             10,000           25,000           50,000           150,000
$200,000 2.7% 13.0% 24.8% 54.2% 89.6% 158.5%
$100,000 5.4% 24.8% 45.3% 89.6% 132.9%
$50,000 10.5% 45.3% 77.0% 132.9%
$35,000 14.8% 60.2% 97.5%

www.mercercapital.com
Altrust Financial Services, Inc.
© 2007 Mercer Capital

Benefits to ESOP
»
The following table summarizes the participant level
analysis
The table compares the percentage increase in the annual
growth in the participant’s ESOP account between the C corp.
and S corp. scenarios (assuming that the S corporation
contribution is reduced to 10.0%)
Shares Held in ESOP Account
Salary Range 1,000             5,000             10,000           25,000           50,000           150,000
$200,000 -30.3% -18.6% -5.3% 27.9% 67.8% 145.7%
$100,000 -27.3% -5.3% 17.8% 67.8% 116.8%
$50,000 -21.4% 17.8% 53.7% 116.8%
$35,000 -16.6% 34.6% 76.8%

www.mercercapital.com Altrust Financial Services, Inc. © 2007 Mercer Capital 75 Section VI: Conclusion

www.mercercapital.com
Altrust Financial Services, Inc.
© 2007 Mercer Capital

Conclusion
»
Altrust exceeds regulatory minimum capital ratios on a
pro forma basis and appears to be able to service the
trust preferred securities, based on management’s
projections
»
Overall cash flow to the ESOP increases significantly
following the S election
Allows the ESOP to purchase shares of stock and increase
its ownership position
»
Premium paid in the transaction ($17.25 per share) over
the value of the Company’s stock excluding the going
private premium appears reasonable in light of the cash
flow benefits of the S election to the ESOP

www.mercercapital.com
Altrust Financial Services, Inc.
© 2007 Mercer Capital

Conclusion
»
On a participant level basis, participants will experience
an increase in the annual growth in their account
balance, if the contribution is maintained at 15%
Increase is significant – greater than 10% increase
annually in many scenarios
»
If the contribution is cut to 10.0%, smaller participants
would be worse off than if Altrust remained a C
corporation and made a 15% contribution
Larger participants continue to enjoy significant cash flow
benefits from S election, even if contribution is reduced

EXHIBIT 1

ALTRUST FINANCIAL SERVICES, INC.

“AS IS” ANALYSIS AS OF OCTOBER 4, 2007

ANALYSIS OF RECENT TRANSACTIONS

		All 2007 Transactions	3Q07 Transactions
Transaction Price Per Share		$11.36	$14.83	<> See discussion in text box below & Ex. 1A
× Going Private Premium	15.0%	1.70	2.22

ADJUSTED TRANSACTION PRICE PER SHARE		$13.06	$17.05

Thirteen arms’ length transactions occurred in 2007 for which pricing information is known. The price of these transactions ranged from $10.50 pr share to $15.50 per share and the aggregate number of shares sold in the transactions was 10,585 shares. We utilized the weighted average price of all these transactions ($11.36 per share) and the weighted average price of the third quarter 2007 transactions ($14.83 per share) in deriving an indication of value for the transaction value method. Mercer Capital’s last appraisal of Altrust’s shares indicated a value of $13.75 per share as of December 31, 2006.

EXHIBIT 2

ALTRUST FINANCIAL SERVICES, INC.

“AS IS” ANALYSIS AS OF OCTOBER 4, 2007

DERIVATION OF ONGOING EARNING POWER

				Fiscal Years Ended December 31
		Budget 2007*	LTM 6/30/2007	2006	2005	2004	2003
Adjusted Income Statement
Average Assets (Bank)		$437,638,989	$427,091,000	$416,662,000	$393,551,000	$345,552,000	$282,782,000
Average Equity (Company)			48,472,500	46,815,500	44,640,000	41,988,000	36,197,000
Average Total Loans (Bank)		260,823,999	247,490,500	233,546,000	197,071,000	192,486,000	185,716,000

Reported Net Income		$6,466,000	$6,134,000	$6,051,000	$4,897,000	$3,301,000	$2,630,000
Adjustments:
(1) Eliminate (Gains)/Losses on Sale of Securities		na	0	43,000	0	(8,000)	(1,000)
(2) Eliminate Leveraged ESOP Contributions		na	0	0	716,802	736,724	701,701
(3) Normalized ESOP Contribution (Excl Debt Service)**		na	na	na	(444,000)	(98,101)	(109,511)
(4) Eliminate Loss from Demolition of Abandoned House		na	0	0	0	72,000	0
(5) Eliminate (Gain) / Loss on Sale of Premises and Equipment		na	(372,000)	83,512	na	na	na
(6) Non-Recurring Professional Fees		na	0	0	200,000	0	0
(7) Non-Recurring Teller Losses		na	165,000	0	0	0	0
(8) Eliminate Stock Option Compensation Expense		na	138,104	137,856	na	na	na
(9) Income Tax Adjustment @	38.3%	na	26,387	(101,253)	(181,083)	(269,105)	(226,426)
(10) Eliminate Stock Option Accrual (Nontaxable)		na	0	0	0	0	76,700

ADJUSTED NET INCOME		$6,466,000	$6,091,491	$6,214,115	$5,188,719	$3,734,518	$3,071,464
Period-to-Period Change (reported earnings)		5.4%	1.4%	23.6%	48.3%	25.5%	nm
Period-to-Period Change (adjusted earnings)		6.1%	-2.0%	19.8%	38.9%	21.6%	nm

Analysis of Adjusted Returns
Reported Return on Average Assets		1.48%	1.44%	1.45%	1.24%	0.96%	0.93%
Adjusted Return on Average Assets		1.48%	1.43%	1.49%	1.32%	1.08%	1.09%

Reported Return on Average Equity			12.65%	12.93%	10.97%	7.86%	7.27%
Adjusted Return on Average Equity			12.57%	13.27%	11.62%	8.89%	8.49%

Dividend Payments			$2,526,000	$7,781,000	$1,305,000	$817,000	$0
Adjusted Payout Ratio			41.5%	125.2%	25.2%	21.9%	0.0%
Internal Growth Rate (1 - Payout) x ROE			7.4%	-3.3%	8.7%	6.9%	8.5%

Development of Ongoing Earning Power
(1) Weight Applied to Adjusted Net Income		0.0	1.0	0.0	0.0	0.0	0.0
Ongoing Net Income ($ based estimate)		$6,091,000
				Reported Earnings Per Share			$1.08
ONGOING EARNING POWER		$6,091,000		Ongoing Earnings Per Share			$1.07

				Adjusted LTM EPS			$1.07
				Budgeted 2007 EPS			$1.14
				LTM Dividends Per Common Share			$0.44
				Shares Outstanding (fully diluted)			5,695,144

*	2007 Budgeted Consolidated Net Income Calculated on Exhibit P-6
**	Calculation of 2004 and 2003 Leveraged ESOP Contribution

	2004	2003
ESOP Expense
Amount Representing Compensation	648,128	609,511
Principal Reductions of ESOP	(550,027)	(500,000)

Normalized ESOP Contribution	98,101	109,511

See Note 3 on Exhibit 3 for a discussion of the normalized leverage ESOP contribution expense for 2005.

EXHIBIT 3

ALTRUST FINANCIAL SERVICES, INC.

“AS IS” ANALYSIS AS OF OCTOBER 4, 2007

Notes Regarding Above Adjustments:

(1)	We eliminated non-recurring realized gains and losses on the sale of securities, per Call Reports.
(2)	We eliminated reported ESOP contributions since the plan was leveraged in 1999. On January 31, 2006, the Company paid off the entire balance of the ESOP debt through a combination of the Company’s 2005 ESOP compensation contribution, regular 2005 and first quarter 2006 dividends, and a special one-time $1 per share cash dividend declared and paid in January of 2006. Per Audits.
(3)	We added normalized ESOP contributions (defined as the portion of the reported ESOP contribution not related to debt service) to reflect the contribution that would be expected if the ESOP was not leveraged. The calculation is (contributed cash + dividends) - principal. Since dividends were not paid: in 2002, the calculation is: -($566,499 - $145,733); in 2003, the calculation is: -($609,511- $500,000); in 2004, the calculation is: - ($648,128 - $550,027). The ESOP debt was eliminated in early 2006, and management noted that future contributions will approximate 10% to 15% of covered compensation. The adjustment to 2005 represents approximately 10% of covered compenasation.
(4)	Management reported that the Company recognized a loss of $72,000 in 2004 due to the abandonment and demolition of a house behind the main office in Cullman, AL. This house was demolished in preparation of building an administrative office building, but management noted that it has subsequently been put on hold.
(5)	We eliminated the Company’s loss on the sale of premises and equipment recorded in 2006 of $83,512, as these items were deemed to be non-recurring in nature (per the Company’s 2006 Audit). We also eliminated the gain recorded in 2007 upon the sale of a building.
(6)	We eliminated the non-recurring professional fees associated with SEC filings and Sarbanes-Oxley compliance in 2005. Management estimated that the Company’s professional fees were higher in 2005 and should be approximately $500,000 annually in future years, which was approximately $200,000 less than the professional fees reported by the Company in 2005.
(7)	In 2007, the Company experienced an unusually high level of teller losses ($165,000), which we eliminated as a non-recurring item.
(8)	In 2006, the Company adopted SFAS (Statement of Financial Accounting Standards) 123, which resulted in the Company’s stock based awards being recognized as expense on a straight line basis over the service periods of the awards. For 2006, and the trailing twelve month period, the stock option expense recorded in the income statement was $137,856 and $138,104, respectively. Since we consider the dilutive effects of the outstanding options in a subsequent section of the valuation worksheets (see Ex. 3a) by assuming that all “in-the-money” stock options are exercised, we added this back to the Company’s adjusted net income in order to derive a conclusion of value of the Company’s total common equity, prior to consideration of the dilutive effect of stock options. “In-the-money” options are those options for which the currentestimated market value of the Company’s common shares exceeds the exercise price.
(9)	We tax-affected the above adjustments at the Company’s blended marginal tax rate.
(10)	We eliminated the annual change in deferred compensation related to stock options from 2000 to 2003. In 2004, the Company changed its accounting treatment relating to the expensing of stock options. After this accounting change, compensation expense was eliminated.
(11)	We calculated the number of fully diluted shares outstanding as shown in Exhibit 3-A.

EXHIBIT 4

ALTRUST FINANCIAL SERVICES, INC.

“AS IS” ANALYSIS AS OF OCTOBER 4, 2007

GUIDELINE PUBLIC COMPANY ANALYSIS

		Ongoing Earnings			Budgeted Earnings
		Mid-South	Small Cap		Mid-South	Small Cap
Capitalization of Earnings
Guideline Public Company Group Median Price/Earnings Multiple @	10/4/2007	13.68	12.50	See Ex. G-1, G-2	13.90	12.29
+Plus/-Minus: Fundamental Adjustment of	-5%	(0.68)	(0.62)		(0.70)	(0.61)

		13.00	11.88	Rounded to:	13.20	11.68

Adjusted Price/Earnings Ratio		13.00	11.90	0.05	13.20	11.70

Altrust Performance Measure Estimate (per Exhibit 2)		$6,091,000	$6,091,000		$6,466,000	$6,466,000
× Adjusted Price/Earnings Ratio		13.00	11.90		13.20	11.70

= Capitalized Earnings Value		$79,183,000	$72,482,900		$85,351,200	$75,652,200
÷ Shares Outstanding (fully diluted)		5,695,144	5,695,144		5,695,144	5,695,144

= Value per Share (fully diluted)		$13.90	$12.73		$14.99	$13.28
× Going Private Premium	15%	2.09	1.91		2.25	1.99

= Value per Share with Going Private Premium		$15.99	$14.64		$17.24	$15.27

INDICATED VALUE: GUIDELINE PUBLIC COMPANY METHOD				Rounded to:
- CAPITALIZED EARNINGS		$16.00	$14.65	$0.05	$17.25	$15.25

			Mid-South		Small Cap
Capitalization of Tangible Book Value (Shareholders’ Equity)
Guideline Group Median Price/Tangible Book Value Multiple @	10/4/2007		1.92	See Ex. G-1, G-2	1.70
+Plus/-Minus: Fundamental Adjustment of	-5%		(0.10)		(0.09)

			1.82	Rounded to:	1.61
Adjusted Price/Tangible Book Value Ratio			1.80	0.05	1.60

Tangible Book Value (See Below) @	6/30/2007		$29,167,426		$29,167,426
+ Redeemable Common Stock Held by the ESOP			14,957,511	< 6/30/07 10-Q >	14,957,511

= Adjusted Tangible Book Value			$44,124,937		$44,124,937
Reported Tangible Assets (See Below)		$431,966,000		$431,966,000
- Leveraged Assets (Per 8/31/07 general ledger; equal to FHLB advances)		(48,800,000)		(48,800,000)

Core Assets		$383,166,000		$383,166,000
× Normalized Tangible Equity/Assets Ratio		7.63%		7.66%

= Normalized Tangible Equity			29,235,566		29,350,516

Excess Tangible Equity			$14,889,371		$14,774,421

Normalized Tangible Equity			$29,235,566		$29,350,516
× Adjusted Price/Tangible Book Value Ratio			1.80		1.60

= Capitalized Normalized Tangible Equity			$52,624,000		$46,961,000
+ Excess Tangible Equity			14,889,371		14,774,421

= Capitalized Tangible Book Value			$67,513,371		$61,735,421
÷ Shares Outstanding (fully diluted)			5,695,144		5,695,144

= Value per Share (fully diluted)			$11.85		$10.84
× Going Private Premium	15%		1.78		1.63

= Value per Share with Going Private Premium			$13.63		$12.47

INDICATED VALUE: GUIDELINE PUBLIC COMPANY METHOD				Rounded to:
- CAPITALIZED TANGIBLE BOOK VALUE			$13.65	$0.05	$12.45

		Tangible BV	Tangible Assets
Note: Calculation of Tangible Book Value & Tangible Assets

Reported Measure		$34,533,426	$437,332,000	< 6/30/07 10-Q >
- Core Deposit Intangible Assets		(649,000)	(649,000)	< 6/30/07 10-Q >
- Goodwill		(4,717,000)	(4,717,000)	< 6/30/07 10-Q >

= Tangible Book Value / Total Assets		$29,167,426	$431,966,000

EXHIBIT 1A

ALTRUST FINANCIAL SERVICES, INC.

“AS IS” ANALYSIS AS OF OCTOBER 4, 2007

Date	Close	Volume	Total Transaction
8/1/2007	15.50	300	$4,650
7/2/2007	14.50	600	8,700
5/25/2007	11.85	400	4,740
5/23/2007	11.70	200	2,340
5/22/2007	11.60	200	2,320
5/9/2007	11.30	500	5,650
5/1/2007	11.15	200	2,230
4/30/2007	11.25	500	5,625
4/23/2007	10.50	1,200	12,600
4/11/2007	12.00	100	1,200
4/9/2007	11.00	147	1,617
2/21/2007	11.00	5,290	58,190
1/12/2007	11.00	948	10,428

Total		10,585	$120,290

Weighted Avg. Price (All 2007 Trades)			$11.36

Weighted Avg. Price (3Q07 Trades)			$14.83

EXHIBIT 3A

ALTRUST FINANCIAL SERVICES, INC.

“AS IS” ANALYSIS AS OF OCTOBER 4, 2007

	Strike Price
DILUTIVE IMPACT OF OPTIONS	$7.600	$7.750	$7.875	$8.000	$8.175	$8.450	$8.500	$9.400	$11.800

Options Outstanding	58,800	25,600	24,000	83,800	33,600	33,600	58,800	73,800	20,000	<> Per management & 2006 Audit
× Strike Price	$7.60	$7.75	$7.88	$8.00	$8.18	$8.45	$8.50	$9.40	$11.80	<> Per management & 2006 Audit

= Proceeds	$446,880	$198,400	$189,000	$670,400	$274,680	$283,920	$499,800	$693,720	$236,000
÷ Value per Share	$17.25	$17.25	$17.25	$17.25	$17.25	$17.25	$17.25	$17.25	$17.25

= Shares Repurchased with Proceeds	25,906	11,501	10,957	38,864	15,923	16,459	28,974	40,216	13,681

Options Outstanding	58,800	25,600	24,000	83,800	33,600	33,600	58,800	73,800	20,000
- Shares Repurchased with Proceeds	(25,906)	(11,501)	(10,957)	(38,864)	(15,923)	(16,459)	(28,974)	(40,216)	(13,681)

= Net Shares Issued under Options	32,894	14,099	13,043	44,936	17,677	17,141	29,826	33,584	6,319

Total Shares Issued under Options	209,519

Total Shares Outstanding	5,485,625	<> Per management
+ Net Shares Issued under Options	209,519

= Fully Diluted Shares Outstanding	5,695,144

EXHIBIT 5

ALTRUST FINANCIAL SERVICES, INC.

“AS IS” ANALYSIS AS OF OCTOBER 4, 2007

SUMMARY OF CHANGE OF CONTROL TRANSACTION DATA

Valuation Measures

	Based on Announced Deal Value
	Price/Earnings (LTM)		Price/Book		Price/Tangible Book		Price/Assets
	Average	Median	Average	Median	Average	Median	Average	Median
MidSouth (AL, AR, KY, LA, MS, MO, TN)	21.93	21.13	2.37	2.20	2.43	2.20	0.210	0.206
National ($300 - $500 MM in Assets) - 2006 & 2007	22.64	22.05	2.98	2.93	3.03	2.99	0.245	0.240

	Based on Announced Deal Value
	Tang Book Premium/Core Dep. (%)
	Average	Median
MidSouth (AL, AR, KY, LA, MS, MO, TN)	19.66%	18.22%
National ($300 - $500 MM in Assets) - 2006 & 2007	24.25%	23.76%

Performance & Transaction Statistics
	Total Assets (Seller, $000's)				Deal Value ($ millions)
	Average	Median	Number of Deals		Average	Median
MidSouth (AL, AR, KY, LA, MS, MO, TN)	$409,246	$159,914	13		$84.05	$40.80
National ($300 - $500 MM in Assets) - 2006 & 2007	$388,905	$403,869	34		$94.70	$82.45

Altrust Financial Services, Inc.	$436,687
(per Call Report)	(as of June 30, 2007)

	Return on Average Equity (YTD)		ROAE (Prior Year)		Return on Average Assets (YTD)		ROAA (Prior Year)
	Average	Median	Average	Median	Average	Median	Average	Median
MidSouth (AL, AR, KY, LA, MS, MO, TN)	11.86%	10.12%	11.01%	11.13%	1.03%	0.96%	0.99%	0.95%
National ($300 - $500 MM in Assets) - 2006 & 2007	14.27%	14.82%	13.68%	14.06%	1.21%	1.21%	1.14%	1.08%

Altrust Financial Services, Inc.	12.57%		13.27%		1.43%		1.49%
(per Exhibit V-2)	(LTM @ June 30, 2007)		(fiscal 2006)		(LTM @ June 30, 2007)		(fiscal 2006)

	Equity/Total Assets		Tang. Equity/Tang. Assets
	Average	Median	Average	Median
MidSouth (AL, AR, KY, LA, MS, MO, TN)	9.35%	8.55%	9.15%	8.53%
National ($300 - $500 MM in Assets) - 2006 & 2007	8.67%	8.35%	8.49%	8.25%

EXHIBIT 6

ALTRUST FINANCIAL SERVICES, INC.

“AS IS” ANALYSIS AS OF OCTOBER 4, 2007

GUIDELINE CHANGE OF CONTROL TRANSACTIONS ANALYSIS

		Ongoing Earnings
		Mid-South	National
Capitalization of Earnings
Guideline Group Median Price/Earnings Multiple		21.13	22.05	< See Ex. 5 >
+Plus/-Minus: Fundamental Adjustment of	-5%	(1.06)	(1.10)

		20.07	20.95	Rounded to:
Adjusted Price/Earnings Ratio		20.05	20.95	0.05

Altrust Performance Measure Estimate (per Exhibit V-2)		$6,091,000	$6,091,000	< Per Ex. 2 >
× Adjusted Price/Earnings Ratio		20.05	20.95

= Capitalized Earnings Value		$122,124,550	$127,606,450
÷ Shares Outstanding (fully diluted)		5,695,144	5,695,144	< Per Ex. 4 >

= Value per Share (fully diluted)		$21.44	$22.41

INDICATED VALUE: GUIDELINE CHANGE OF CONTROL TRANSACTIONS METHOD				Rounded to:
- CAPITALIZED EARNINGS		$21.45	$22.40	$0.05

			Mid-South		National
Capitalization of Tangible Book Value (Shareholders’ Equity)
Guideline Group Median Price/Tangible Book Value Multiple			2.20	< See Ex. 5 >	2.99
+Plus/-Minus: Fundamental Adjustment of	-5%		(0.11)		(0.15)

			2.09	Rounded to:	2.84
Adjusted Price/Tangible Book Value Ratio			2.10	0.05	2.85

Tangible Book Value (See Below) @	6/30/2007		$29,167,426	< Per Ex. 2 >	$29,167,426
+ Redeemable Common Stock Held by the ESOP			14,957,511	< Per Ex. 2 >	14,957,511

= Adjusted Tangible Book Value			$44,124,937		$44,124,937
Reported Tangible Assets (See Below)		$431,966,000		$431,966,000
- Leveraged Assets (Per 8/31/07 general ledger; equal to FHLB advances)		(48,800,000)		(48,800,000)

Core Assets		$383,166,000		$383,166,000
× Normalized Tangible Equity/Assets Ratio		8.53%		8.25%

= Normalized Tangible Equity			32,684,060		31,592,037

Excess Tangible Equity			$11,440,877		$12,532,900

Normalized Tangible Equity			$32,684,060		$31,592,037
× Adjusted Price/Tangible Book Value Ratio			2.10		2.85

= Capitalized Normalized Tangible Equity			$68,637,000		$90,037,000
+ Excess Tangible Equity			11,440,877		12,532,900

= Capitalized Tangible Book Value			$80,077,877		$102,569,900
÷ Shares Outstanding (fully diluted)			5,695,144		5,695,144

= Value per Share (fully diluted)			$14.06		$18.01

INDICATED VALUE: GUIDELINE CHANGE OF CONTROL TRANSACTIONS METHOD				Rounded to:
- CAPITALIZED TANGIBLE BOOK VALUE			$14.05	$0.05	$18.00

EXHIBIT 7

ALTRUST FINANCIAL SERVICES, INC.

“AS IS” ANALYSIS AS OF OCTOBER 4, 2007

DISCOUNTED CASH FLOW SUMMARY - “AS IS” VALUATION ANALYSIS

	Excess Equity	Projected Financial Statements
	Distribution[1]	2007	2008	2009	2010	2011	Terminal
Projected Interim Cash Flows ($000s)	$17,457	$0	$4,585	$5,375	$5,854	$6,034	na
Terminal Value	na	na	na	na	na	na	$99,269

Total Cash Flow ($000s)	17,457	0	4,585	5,375	5,854	6,034	99,269
Present Value Interest Factor	1.0000	0.9862	0.9137	0.8085	0.7155	0.6332	0.5957

Present Value of Cash Flows ($000s)	17,457	0	$4,189	$4,346	$4,189	$3,821	$59,132

Valuation Date	10/4/2007
Cash Flows Discounted from	10/4/2007	11/15/2007	6/30/2008	6/30/2009	6/30/2010	6/30/2011	12/30/2011
Discounting Periods	0.000	0.114	0.739	1.739	2.739	3.739	4.239

Per Share
Present Value of Cash Flows ($000s) @	13.00%	$93,134	$16.35

[1]

The special dividend for 2007 is projected to occur immediately, as a potential acquirer would likely distribute the excess equity immediately upon purchasing the Company. No additional dividends are projected for fiscal 2007.

Terminal Value Calculation
Projected 2011 Net Income ($000s)		$7,639
Price/Earnings Ratio		13.00

= Terminal Value		$99,269

Mid-South Regional Bank Median
P/E Multiple as of		13.68	<> See Exh. G-1
Less Fundamental Adjustment	5%	(0.68)

Adjusted Price/Earnings Multiple		13.00

Discount Rate Determination
+ Yield to Maturity on Long-Term UST Bonds		4.85%	<> YTM on 20 Year Treasuries @ 10/3/2007
+ Multi-Yr Comn Stock Premium	5.80%		<> Per Mercer analyses of long-term market returns
× Industry Beta	0.70		<> Long-term market average beta statistic

= Beta Adjusted Equity Premium		4.06%
+ Small Stock Premium Over Large Cap Stocks		3.10%	<> Per Mercer analyses of long-term market returns
+ Specific Risk Associated with Subject		1.00%

= Discount Rate (ROR)		13.01%

			Sensitivity Analysis—P/E Multiple vs. 2011 Net Income
			Range of Terminal Value Multiples
Range of Year 2011 Net Income		% Chg.	11.0	12.0	13.0	14.0	15.0
	$6,493	-15%	$13.44	$14.12	$14.80	$15.47	$16.15	Fully Diluted Shares O/S	5,695,144
	$6,875	-10%	$13.88	$14.60	$15.31	$16.03	$16.75
	$7,257	-5%	$14.32	$15.08	$15.83	$16.59	$17.35
	$7,639		$14.76	$15.55	$16.35	$17.15	$17.95
	$8,020	5%	$15.19	$16.03	$16.87	$17.71	$18.55
	$8,402	10%	$15.63	$16.51	$17.39	$18.27	$19.15
	$8,784	15%	$16.07	$16.99	$17.91	$18.83	$19.75

1) The projections were prepared by Altrust management.	Mercer Capital Financial Institutions Group
No representations or warrants are made that the projections will be achieved.

“AS IS” ANALYSIS AS OF OCTOBER 4, 2007

Peoples Bank of North Alabama 5 Year Projections

EXHIBIT P-1

“AS IS” ANALYSIS AS OF OCTOBER 4, 2007

Bank Only Projections ($000)

	Historical Financial Statements		Pro Forma	Pro Forma	Projected Financial Statements
	2006	6/30/2007	Adjustments	6/30/2007	2007	2008	2009	2010	2011
Summary Balance Sheets
Fed Funds Sold / CDs / Rev Repos	2,583	6,344		6,344	5,818	5,993	6,172	6,357	6,548
Securities	122,460	114,338		114,338	113,607	113,607	104,063	90,258	78,976
Loans	246,810	261,490		261,490	274,838	305,070	335,577	365,779	396,871

Earning Assets	371,853	382,172		382,172	394,263	424,670	445,812	462,394	482,395
Loan Loss Reserve	(2,630)	(2,658)		(2,658)	(3,023)	(3,508)	(4,027)	(4,389)	(4,762)
Intangible Assets	5,442	5,366		5,366	5,290	5,138	4,986	4,834	4,682
Other Assets	51,005	51,807		51,807	53,078	54,659	61,457	69,301	71,378

Total Assets	$425,670	$436,687		$436,687	$449,608	$480,959	$508,228	$532,140	$553,693

Demand Deposits	42,851	45,197		45,197	48,452	49,194	53,484	56,867	60,167
Interest Bearing Deposits	263,679	282,230		282,230	293,470	324,475	348,171	368,891	389,686

Total Deposits	306,530	327,427		327,427	341,922	373,669	401,655	425,758	449,853
Fed Funds Purchased & Repos	2,448	6,236		6,236	18,283	23,705	28,962	35,088	38,803
FHLB Advances and Other Borrowings	65,764	51,056		51,056	49,270	41,212	33,176	25,131	17,089
Subordinated Debt	0	0		0	0	0	0	0	0
Other Liabilities	3,618	3,458		3,458	3,799	3,989	4,188	4,398	4,618

Total Liabilities	378,360	388,177		388,177	413,274	442,575	467,982	490,374	510,362

Total Equity	47,310	48,510		48,510	36,334	38,384	40,246	41,766	43,331

Total Liabilities and Equity	$425,670	$436,687		$436,687	$449,608	$480,959	$508,228	$532,140	$553,693

Average Assets	416,662	427,091		427,091	437,639	465,283	494,593	520,184	542,917
Average Earning Assets	362,462	373,312		373,312	383,058	409,467	435,241	454,103	472,395
Average Loans	233,546	247,491		247,491	260,824	289,954	320,324	350,678	381,325
Average Securities	123,618	120,180		120,180	118,034	113,607	108,835	97,161	84,617

Average Interest Bearing Deposits	255,869	270,964		270,964	278,574	308,972	336,323	358,531	379,289
Average Interest Bearing Funds	327,089	334,738		334,738	346,457	375,207	399,851	419,709	437,344
Average Equity	44,897	47,026		47,026	41,822	37,359	39,315	41,006	42,548

Asset Growth Rate	nm	2.6%		2.6%	5.6%	7.0%	5.7%	4.7%	4.1%
Loan Growth Rate	nm	5.9%		5.9%	11.4%	11.0%	10.0%	9.0%	8.5%
Deposit Growth Rate	nm	6.8%		6.8%	11.5%	9.3%	7.5%	6.0%	5.7%

1) The projections were prepared by Altrust management.	Page 1
No representations or warrants are made that the projections will be achieved.

“AS IS” ANALYSIS AS OF OCTOBER 4, 2007

Peoples Bank of North Alabama 5 Year Projections

EXHIBIT P-2

“AS IS” ANALYSIS AS OF OCTOBER 4, 2007

	Historical Financial Statements		Pro Forma	Pro Forma	Projected Financial Statements
	2006	6/30/2007	Adjustments	6/30/2007	2007	2008	2009	2010	2011
Percentage Balance Sheet
Avg Earning Assets / Avg Assets	87.0%	87.4%		87.4%	87.5%	88.0%	88.0%	87.3%	87.0%
Avg IB Funds / Avg Assets	78.5%	78.4%		78.4%	79.2%	80.6%	80.8%	80.7%	80.6%
Securities and FFS / Assets	29.4%	27.6%		27.6%	26.6%	24.9%	21.7%	18.2%	15.4%
Loans / Deposits	80.5%	79.9%		79.9%	80.4%	81.6%	83.5%	85.9%	88.2%
Loans / Assets	58.0%	59.9%		59.9%	61.1%	63.4%	66.0%	68.7%	71.7%
Equity / Assets	11.1%	11.1%		11.1%	8.1%	8.0%	7.9%	7.8%	7.8%

Tangible Equity / Tangible Assets	10.0%	10.0%		10.0%	7.0%	7.0%	7.0%	7.0%	7.0%

Loan Loss Summary
Beginning Reserve	2,405	2,491		2,491	2,659	3,023	3,508	4,027	4,389
Net Charge-Offs	(144)	(196)		(196)	(180)	(339)	(387)	(625)	(698)
Loan Loss Provision	369	364		364	544	824	906	988	1,072

Ending Reserve	$2,630	$2,659		$2,659	$3,023	$3,508	$4,027	$4,389	$4,762

Net Charge-Offs / Avg Loans	-0.06%	-0.08%		-0.08%	-0.07%	-0.12%	-0.12%	-0.18%	-0.18%
Provision / Net-Charge-Offs	256.3%	185.7%		185.7%	302.4%	243.3%	233.9%	158.0%	153.4%
Provision / Loans	0.15%	0.14%		0.14%	0.20%	0.27%	0.27%	0.27%	0.27%
Reserve / Loans	1.07%	1.02%		1.02%	1.10%	1.15%	1.20%	1.20%	1.20%

1) The projections were prepared by Altrust management.	Page 2
No representations or warrants are made that the projections will be achieved.

“AS IS” ANALYSIS AS OF OCTOBER 4, 2007

Peoples Bank of North Alabama 5 Year Projections

EXHIBIT P-3

“AS IS” ANALYSIS AS OF OCTOBER 4, 2007

	Historical Financial Statements		Pro Forma	Pro Forma	Projected Financial Statements
	2006	LTM 6/07	Adjustments	LTM 6/07	2007	2008	2009	2010	2011
Income Statement Summary
Fed Funds Sold / CDs	293	299		299	210	295	304	313	323
Securities (FTE)	5,750	5,623		5,623	5,430	4,885	4,669	4,115	3,558
Loans (FTE)	17,947	19,394		19,394	20,501	22,037	24,345	26,511	28,523

Interest Income	23,990	25,316		25,316	26,140	27,217	29,318	30,939	32,404

Interest Bearing Deposits	6,458	7,769		7,769	7,987	8,806	9,585	10,218	10,810
Fed Funds Purchased	61	80		80	259	1,050	1,317	1,601	1,847
FHLB Advances	2,776	2,554		2,554	2,876	2,262	1,860	1,458	1,056
Subordinated Debt	0	0		0	0	0	0	0	0

Interest Expense	9,295	10,403		10,403	11,122	12,117	12,762	13,277	13,712

Net Interest Income	14,695	14,913		14,913	15,018	15,099	16,556	17,662	18,691

Fee Income	10,246	11,173		11,173	11,500	12,650	13,468	14,011	14,572

Adjusted Gross Income	24,941	26,086		26,086	26,518	27,749	30,024	31,673	33,263

Personnel Expenses	6,427	6,960		6,960	7,070	7,352	8,014	8,675	9,109
Occupancy Expenses	2,381	2,526		2,526	2,607	2,685	2,880	3,089	3,308
Other Expenses	5,769	6,335		6,335	6,259	6,385	6,784	7,258	7,767

Total Operating Expenses	14,577	15,821		15,821	15,936	16,422	17,678	19,023	20,184
Operating Income	10,364	10,265		10,265	10,582	11,327	12,346	12,650	13,079
Security Gains	(43)	0		0	0	0	0	0	0
Intangible Amortization	154	116		116	152	152	152	152	152
Loan Loss Provision	369	364		364	544	824	906	988	1,072

Pre-Tax Income	9,798	9,785		9,785	9,886	10,351	11,288	11,510	11,856
Taxes / (Benefit)	3,474	3,327		3,327	3,234	3,519	3,838	3,914	4,031

Net Income	$6,324	$6,458		$6,458	$6,652	$6,832	$7,450	$7,597	$7,825
Dividends	$7,781	$2,526		$2,526	$17,628	$4,782	$5,588	$6,078	$6,260

Year-to-Year Growth in Net Income	nm	2.12%		2.12%	5.18%	2.70%	9.05%	1.97%	3.00%

1) The projections were prepared by Altrust management.	Page 3
No representations or warrants are made that the projections will be achieved.

“AS IS” ANALYSIS AS OF OCTOBER 4, 2007

Peoples Bank of North Alabama 5 Year Projections

EXHIBIT P-4

“AS IS” ANALYSIS AS OF OCTOBER 4, 2007

	Historical Financial Statements		Pro Forma	Projected Financial Statements
	2006	LTM 6/07	LTM 6/07	2007	2008	2009	2010	2011
Ratio Analysis
Return on Average Assets	1.52%	1.51%	1.51%	1.52%	1.47%	1.51%	1.46%	1.44%
Return on Average Equity	14.09%	13.73%	13.73%	15.91%	18.29%	18.95%	18.53%	18.39%

Yield on Earning Assets	6.62%	6.78%	6.78%	6.82%	6.65%	6.74%	6.81%	6.86%
Cost of IB Funds	2.84%	3.11%	3.11%	3.21%	3.23%	3.19%	3.16%	3.14%
Net Spread	3.78%	3.67%	3.67%	3.61%	3.42%	3.54%	3.65%	3.72%

Net Interest Margin	4.05%	3.99%	3.99%	3.92%	3.69%	3.80%	3.89%	3.96%
Fee Income / Avg Assets	2.46%	2.62%	2.62%	2.63%	2.72%	2.72%	2.69%	2.68%

Operating Exp / Avg Assets	3.50%	3.70%	3.70%	3.64%	3.53%	3.57%	3.66%	3.72%
Operating Income / Avg Assets	2.49%	2.40%	2.40%	2.42%	2.43%	2.50%	2.43%	2.41%
Efficiency Ratio	58.4%	60.6%	60.6%	60.1%	59.2%	58.9%	60.1%	60.7%
Payout Ratio	123.0%	39.1%	39.1%	265.0%	70.0%	75.0%	80.0%	80.0%

1) The projections were prepared by Altrust management.	Page 4
No representations or warrants are made that the projections will be achieved.

“AS IS” ANALYSIS AS OF OCTOBER 4, 2007

Peoples Bank of North Alabama 5 Year Projections

EXHIBIT P-5

“AS IS” ANALYSIS AS OF OCTOBER 4, 2007

	Historical Financial Statements		Pro Forma	Pro Forma	Projected Financial Statements
	2006	LTM 6/07	Adjustments	LTM 6/07	2007	2008	2009	2010	2011
Balance Sheet Assumptions:
Asset Growth Rate	nm	2.6%		2.6%	5.62360%	6.97297%	5.66971%	4.70498%	4.05025%
Deposit Growth Rate	nm	6.8%		6.8%	11.54602%	9.28487%	7.48952%	6.00092%	5.65932%
Avg Earning Assets / Total Assets	87.0%	87.4%		87.4%	87.69039%	88.29653%	87.71891%	86.89330%	87.12319%
Loan / Deposit Ratio	80.5%	79.9%		79.9%	80.38032%	81.64180%	83.54857%	85.91242%	88.22237%
DDA / Total Deposits	14.0%	13.8%		13.8%	14.17060%	13.16515%	13.31602%	13.35661%	13.37483%
Net Change in Fed Funds Purchased	nm	3,788		3,788	15,835	5,423	5,257	6,125	3,715
Net Change in FHLB Advances	nm	(14,708)		(14,708)	(16,494)	(8,058)	(8,036)	(8,045)	(8,042)
Net Change in Subordinated Debt	nm	0		0	0	0	0	0	0
Other Liabilities Growth	nm	-4.4%		-4.4%	5.000%	5.00%	5.0%	5.0%	5.0%
Loan Loss Reserve / Loans	1.07%	1.02%		1.02%	1.1%	1.15%	1.2%	1.2%	1.2%

Income Statement Assumptions:
Yield on Fed Funds Sold / CDs / Rev Repos	na	na		na	5.00%	5.00%	5.00%	5.00%	5.00%
Yield on Securities (FTE)	4.65%	4.68%		4.68%	4.60%	4.30%	4.29%	4.24%	4.21%
Yield on Loans (FTE)	7.68%	7.84%		7.84%	7.86%	7.60%	7.60%	7.56%	7.48%
Cost of Int Bearing Deposits	2.52%	2.87%		2.87%	2.87%	2.85%	2.85%	2.85%	2.85%
Cost of Fed Funds Purchased and Repos	4.98%	1.84%		1.84%	2.50%	5.00%	5.00%	5.00%	5.00%
Cost of Long-Term Borrowings	3.73%	4.37%		4.37%	5.00%	5.00%	5.00%	5.00%	5.00%
Cost of Subordinated Debt	0.00%	0.00%		0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Fee Income / Avg Assets	2.46%	2.62%		2.62%	2.63%	2.72%	2.72%	2.69%	2.68%
Salary Expense Growth	nm	8.3%		8.3%	10.00%	4.00%	9.00%	8.25%	5.00%
Occupancy Expense Growth	nm	6.1%		6.1%	9.50%	3.00%	7.25%	7.25%	7.10%
Other Expense Growth	nm	9.8%		9.8%	8.50%	2.00%	6.25%	7.00%	7.00%
Security Gains/(Losses)	(43)	0		0	0	0	0	0	0
Intangible Amort Expense	154	116		116	152	152	152	152	152
Loan Loss Provisions / Loans	0.15%	0.14%		0.14%	0.20%	0.27%	0.27%	0.27%	0.27%
Effective Tax Rate	35.5%	34.0%		34.0%	32.71%	34.00%	34.00%	34.00%	34.00%
Payout Ratio	123.0%	39.1%		39.1%	265.0%	70.0%	75.0%	80.0%	80.0%

1) The projections were prepared by Altrust management.	Page 5
No representations or warrants are made that the projections will be achieved.

VALUATION ANALYSIS AS OF OCTOBER 4, 2007

Altrust Financial Services, Inc. 5 Year Projections

EXHIBIT P-6

“AS IS” ANALYSIS AS OF OCTOBER 4, 2007

		LTM	Projected Financial Statements
		6/30/2007	2007	2008	2009	2010	2011
Consolidated Net Income ($000)
Peoples Bank Net Income		$6,458	$6,652	$6,832	$7,450	$7,597	$7,825
1) Interest Expense — Holding Co. Debt		0	0	0	0	0	0
2) Other Holding Company Expense[1]		(302)	(302)	(302)	(302)	(302)	(302)
3) Interest Expense — Trust Preferred		0	0	0	0	0	0
4) Income Tax (Expense) / Benefit	38.3%	5	116	116	116	116	116

CONSOLIDATED NET INCOME		$6,161	$6,466	$6,645	$7,264	$7,411	$7,639

Projected Shareholder Dividend Payout Ratio[2]			270.00%	69.00%	74.00%	79.00%	79.00%

Projected Dividends Paid to Shareholders			$17,457.269	$4,585	$5,375	$5,854	$6,034

[1]	Based on LTM performance
[2]

A special dividend is projected to occur to reduce the level of the Company's tangible equity to approximate 7.5% of tangible assets. Shareholder dividends are targeted to maintain the Company's tangible equity/asset ratio at this level throughout the remaining projected period.

1) The projections were prepared by Altrust management.	Page 1
No representations or warrants are made that the projections will be achieved.

VALUATION ANALYSIS AS OF OCTOBER 4, 2007

Altrust Financial Services, Inc. 5 Year Projections

EXHIBIT P-7

“AS IS” ANALYSIS AS OF OCTOBER 4, 2007

			Projected Financial Statements
		6/30/2007	2007	2008	2009	2010	2011
Holding Company Capital
Beginning Common Equity			$47,454	$36,462	$38,522	$40,411	$41,967
+ Retained Earnings			(10,992)	2,060	1,889	1,556	1,604
– Common Stock Repurchased			0	0	0	0	0

= Total Equity		$49,491	36,462	38,522	40,411	41,967	43,571
+ /– Unrealized Gain on AFS Securities		2,226	2,226	2,226	2,226	2,226	2,226
+ Includible Trust Preferred Securities	33.33%	0.00	0	0	0	0	0
– Disallowed Goodwill and Other Intangibles		(5,366)	(5,290)	(5,138)	(4,986)	(4,834)	(4,682)

= Tier 1 Capital		$46,351	33,398	35,610	37,651	39,359	41,115
+ Includible Trust Preferred Securities		0.00	0	0	0	0	0
+ Loan Loss Reserve		2,658	3,023	3,508	4,027	4,389	4,762

= Tier 1 & 2 Capital		$49,009	$36,422	$39,119	$41,678	$43,749	$45,878

Trust Preferred Outstanding		$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Trust Preferred Securities / Core Capital		0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Total Assets (Bank)		$436,687	$449,608	$480,959	$508,228	$532,140	$553,693
Risk Weighted Assets (Bank)		$302,634	$312,478	$348,695	$383,712	$417,730	$451,260
Risk-Weighted Assets / Total Assets		69.3%	69.5%	72.5%	75.5%	78.5%	81.5%

Capital Ratios
Total Shareholders' Equity / Assets		11.3%	8.1%	8.0%	8.0%	7.9%	7.9%

Tangible Shareholders' Equity / Tangible Assets		10.2%	7.0%	7.0%	7.0%	7.0%	7.1%
Tier 1 Capital / Assets		10.6%	7.4%	7.4%	7.4%	7.4%	7.4%
Tier 1 Capital / Risk Weighted Assets		15.3%	10.7%	10.2%	9.8%	9.4%	9.1%
Tier 1 & 2 / Risk-Weighted Assets		16.2%	11.7%	11.2%	10.9%	10.5%	10.2%

1) The projections were prepared by Altrust management.	Page 2
No representations or warrants are made that the projections will be achieved.

VALUATION ANALYSIS AS OF OCTOBER 4, 2007

Altrust Financial Services, Inc. 5 Year Projections

EXHIBIT P-8

“AS IS” ANALYSIS AS OF OCTOBER 4, 2007

	Projected Financial Statements
	2007	2008	2009	2010	2011
Holding Company Cash Flow
Cash Receipts:
Dividends from Bank	$17,628	$4,782	$5,588	$6,078	$6,260
Income Tax Benefit	116	116	116	116	116
Trust Preferred Issuance	0	0	0	0	0
Additional Borrowings	0	0	0	0	0

Total Inflows	$17,743	$4,898	$5,703	$6,193	$6,376

Cash Disbursements:
Holding Company Expenses	$302	$302	$302	$302	$302
Injections into Bank Subsidiary	0	0	0	0	0
Share Repurchase	0	0	0	0	0
Common Dividends Paid	17,457	4,585	5,375	5,854	6,034

Total Outflows	$17,759	$4,887	$5,677	$6,156	$6,336
REMAINING CASH FLOW AVAILABLE	(16)	11	26	37	39

1) The projections were prepared by Altrust management.	Page 3
No representations or warrants are made that the projections will be achieved.

EXHIBIT 8

ALTRUST FINANCIAL SERVICES, INC.

PRO FORMA ANALYSIS - POST TRANSACTION

GUIDELINE PUBLIC COMPANY METHOD		Ongoing Earnings			Budgeted Earnings
		Mid-South	Small Cap		Mid-South	Small Cap
Capitalization of Earnings
Guideline Public Company Group Median Price/Earnings Multiple @	10/4/2007	13.68	12.50	See Ex. G-1, G-2	13.90	12.29
+ Plus/-Minus: Fundamental Adjustment of	-5%	(0.68)	(0.62)		(0.70)	(0.61)

		13.00	11.88	Rounded to:	13.20	11.68
Adjusted Price/Earnings Ratio		13.00	11.90	0.05	13.20	11.70

Altrust Performance Measure Estimate		$5,500,013	$5,500,013		$5,875,013	$5,875,013
x Adjusted Price/Earnings Ratio		13.00	11.90		13.20	11.70

= Capitalized Earnings Value		$71,500,165	$65,450,151		$77,550,168	$68,737,649
÷ Shares Outstanding (fully diluted)		5,000,144	5,000,144		5,000,144	5,000,144

= Value per Share (fully diluted)		$14.30	$13.09		$15.51	$13.75
– Marketability Discount	5%	(0.72)	(0.65)		(0.78)	(0.69)

= Value per Share (nonmarketable minority interest basis)		13.58	12.44		14.73	13.06

INDICATED VALUE: GUIDELINE PUBLIC COMPANY METHOD				Rounded to:
– CAPITALIZED EARNINGS		$13.60	$12.45	$0.05	$14.75	$13.05

Value per Share Prior to Redemption
Value per Share Prior to Redemption (Excluding Going Private Premium)		$13.90	$12.73		$14.99	$13.28
– Marketability Discount	5%	(0.70)	(0.64)		(0.75)	(0.66)

= Value per Share (nonmarketable minority interest basis)		$13.20	$12.09		$14.24	$12.62

Capitalization of Tangible Book Value (Shareholders' Equity)			Mid-South		Small Cap
Guideline Public Company Group Median Price/Tangible Book Value Multiple @		10/4/2007	1.92	See Ex. G-1, G-2	1.70
+ Plus/-Minus: Fundamental Adjustment of	-5%		(0.10)		(0.09)

			1.82	Rounded to:	1.61
Adjusted Price/Book Value Ratio			1.80	0.05	1.60

Adjusted Tangible Book Value (See Ex. 9) @	6/30/2007		$30,336,187		$30,336,187
x Adjusted Price/Tangible Book Value Ratio			1.80		1.60

= CapitalizedTangible Equity			$54,605,137		$48,537,899
+ Excess Tangible Equity			na		na

= Capitalized Tangible Book Value			$54,605,137		$48,537,899
÷ Shares Outstanding (fully diluted)			5,000,144		5,000,144

= Value per Share (fully diluted)			$10.92		$9.71
– Marketability Discount	5%		(0.55)		(0.49)

= Value per Share (nonmarketable minority interest basis)			10.37		9.22

INDICATED VALUE: GUIDELINE PUBLIC COMPANY METHOD				Rounded to:
– CAPITALIZED TANGIBLE BOOK VALUE			$10.35	$0.05	$9.20

Value per Share Prior to Redemption
Value per Share Prior to Redemption (Excluding Going Private Premium)			$11.85		$10.84
– Marketability Discount	5%		(0.59)		(0.54)

= Value per Share (nonmarketable minority interest basis)			$11.26		$10.30

EXHIBIT 9

ALTRUST FINANCIAL SERVICES, INC.

PRO FORMA ANALYSIS—POST TRANSACTION

1 On a pro forma basis, the Company's measures of earning power are derived as follows:

		Ongoing	Budgeted
Original Earnings Measure		$6,091,000	$6,466,000	<> See Exhibit 2a on Standalone Valuation
– Trust Preferred Expense		(1,257,840)	(1,257,840)	<> $18,000,000 @ 6.988%
+ Expense Savings from Reduced Prof. Fees		300,000	300,000	<> per management within range of $300,000 - $500,000
– Income Tax (Expense)/Benefit @	38.3%	366,853	366,853

Pro Forma Earnings Measure		$5,500,013	$5,875,013

[2] Pro Forma Shares outstanding are calculated below
Shares Outstanding (fully diluted)	5,695,144
– Shares Repurchased	(695,000)	<> per Altrust analysis

= Pro Forma Shares Outstanding	5,000,144

			Tangible BV	Tangible Assets
Note: Calculation of Tangible Book Value & Tangible Assets
Reported Measure			$34,533,426	$437,332,000	<Per Ex. 4>
– Core Deposit Intangible Assets			(649,000)	(649,000)	<Per Ex. 1>
– Goodwill			(4,717,000)	(4,717,000)	<Per Ex. 1>
– Stock Repurchased			(11,988,750)	na	<> Per Management Projections
– Deferred Tax Write-Off			(1,800,000)	(1,800,000)	<> Estimated, Per Management

= Tangible Book Value / Total Assets			$15,378,676	$430,166,000

Note:
Tangible Book Value			$15,378,676		< Per above >
+ Redeemable Common Stock Held by the ESOP			14,957,511		< Per Ex. 4 >
= Adjusted Tangible Book Value				$30,336,187

Tangible Assets			$430,166,000		< Per above >
– Leveraged Assets (Per 8/31/07 general ledger)			(48,800,000)		< Per Ex. 4 >
Core Assets				$381,366,000
Adjusted Tangible Book Value / Core Assets Ratio				7.95%	<> No Excess Equity Adjustment Needed

EXHIBIT 10

ALTRUST FINANCIAL SERVICES, INC.

DISCOUNTED CASH FLOW SUMMARY

PRO FORMA ANALYSIS—POST TRANSACTION

EXCLUDES NEW BANK BRANCHING STRATEGY

	Projected Financial Statements
	2007	2008	2009	2010	2011	Terminal
Projected After-Tax S Corp. Distributions ($000s)	$14,069	$3,542	$5,675	$6,308	$5,400	na
Terminal Value	na	na	na	na	na	$94,523

Total Cash Flow ($000s)	14,069	3,542	5,675	6,308	5,400	94,523
Present Value Interest Factor	1.0000	0.9239	0.8140	0.7172	0.6319	0.5931

Present Value of Cash Flows ($000s)	14,069	$3,272	$4,619	$4,524	$3,412	$56,063

Valuation Date	11/15/2007
Cash Flows Discounted from	11/15/2007	6/30/2008	6/30/2009	6/30/2010	6/30/2011	12/30/2011
Discounting Periods	0.000	0.625	1.625	2.625	3.625	4.125

			Per Share
Present Value of Cash Flows ($000s) @	13.50%	$85,960	$17.19

Terminal Value Calculation
Projected 2011 C Corp Equiv. Earnings ($000s)		$7,273
Price/Earnings Ratio		13.00

= Terminal Value		$94,523

Mid-South Regional Bank Median
P/E Multiple as of		13.68	<>Exh. G-1
Less Fundamental Adjustment	5%	(0.68)

Adjusted Price/Earnings Multiple		13.00

Discount Rate Determination
+ Yield to Maturity on Long-Term UST Bonds		4.85%	<> YTM on 20 Year Treasuries @ 10/3/2007
+ Multi-Yr Comn Stock Premium	5.80%		<> Per Mercer analyses of long-term market returns
× Industry Beta	0.70		<> Long-term market average beta statistic

=Beta Adjusted Equity Premium		4.06%
+ Small Stock Premium Over Large Cap Stocks		3.10%	<> Per Mercer analyses of long market returns
Specific Risk Associated with Subject		1.50%

= Discount Rate (ROR)		13.51%

			Sensitivity Analysis —P/E Multiple vs. 2011 Net Income
			Terminal Value Multiple
		% Δ	11.0	12.0	13.0	14.0	15.0
	$6,182	-15%	$14.04	$14.78	$15.51	$16.24	$16.98	Fully Diluted Shares O/S	5,000,144
Range of Year 2011 Net Income	$6,546	-10%	$14.52	$15.29	$16.07	$16.85	$17.62
	$6,910	-5%	$14.99	$15.81	$16.63	$17.45	$18.27	Before Marketability Discount
	$7,273		$15.47	$16.33	$17.19	$18.05	$18.92
	$7,637	5%	$15.94	$16.85	$17.75	$18.66	$19.56
	$8,001	10%	$16.41	$17.36	$18.31	$19.26	$20.21
	$8,364	15%	$16.89	$17.88	$18.87	$19.87	$20.86

1) The projections were prepared by Mercer Capital.	Mercer Capital Financial Institutions Group
No representations or warrants are made that the projections will be achieved.

EXHIBIT 10a

ALTRUST FINANCIAL SERVICES, INC.

DISCOUNTED CASH FLOW SUMMARY

PRO FORMA ANALYSIS—POST TRANSACTION

EXCLUDES NEW BANK BRANCHING STRATEGY

			Sensitivity Analysis—P/E Multiple vs. 2011 Net Income
			Terminal Value Multiple
		% Chg.	11.0	12.0	13.0	14.0	15.0
	$6,182	-15%	$13.34	$14.04	$14.73	$15.43	$16.13	Marketability Discount	5%
	$6,546	-10%	$13.79	$14.53	$15.27	$16.00	$16.74
Range of Year 2011 Net Income	$6,910	-5%	$14.24	$15.02	$15.80	$16.58	$17.36	After Marketability Discount
	$7,273	0%	$14.69	$15.51	$16.33	$17.15	$17.97
	$7,637	5%	$15.14	$16.00	$16.86	$17.73	$18.59
	$8,001	10%	$15.59	$16.50	$17.40	$18.30	$19.20
	$8,364	15%	$16.04	$16.99	$17.93	$18.87	$19.81

1) The projections were prepared by Mercer Capital.	Mercer Capital Financial Institutions Group
No representations or warrants are made that the projections will be achieved.

PRO FORMA ANALYSIS—POST TRANSACTION (EXCLUDES NEW BANK BRANCHING STRATEGY)

5 Year Projections

EXHIBIT P-1

PRO FORMA ANALYSIS—POST TRANSACTION

Bank Only Projections ($000)

	Historical Financial Statements		Pro Forma Adjustments	Pro Forma 6/30/2007	Projected Financial Statements
Summary Balance Sheets	2006	6/30/2007			2007	2008	2009	2010	2011
Fed Funds Sold / CDs / Rev Repos	2,583	6,344		6,344	5,818	5,993	6,172	6,357	6,548
Securities	122,460	114,338		114,338	113,607	113,607	104,063	90,258	78,976
Loans	246,810	261,490		261,490	274,838	305,070	335,577	365,779	396,871

Earning Assets	371,853	382,172		382,172	394,263	424,670	445,812	462,394	482,395
Loan Loss Reserve	(2,630)	(2,658)		(2,658)	(3,023)	(3,508)	(4,027)	(4,389)	(4,762)
Intangible Assets	5,442	5,366		5,366	5,290	5,138	4,986	4,834	4,682
Other Assets	51,005	51,807	(1,800)	50,007	53,078	54,659	61,457	69,301	71,378

Total Assets	$425,670	$436,687		$434,887	$449,608	$480,959	$508,228	$532,140	$553,693

Demand Deposits	42,851	45,197		45,197	48,452	49,194	53,484	56,867	60,167
Interest Bearing Deposits	263,679	282,230		282,230	293,470	324,475	348,171	368,891	389,686

Total Deposits	306,530	327,427		327,427	341,922	373,669	401,655	425,758	449,853
Fed Funds Purchased & Repos	2,448	6,236		6,236	8,990	13,754	19,696	26,743	30,182
FHLB Advances and Other Borrowings	65,764	51,056		51,056	49,270	41,212	33,176	25,131	17,089
Subordinated Debt	0	0		0	0	0	0	0	0
Other Liabilities	3,618	3,458		3,458	3,799	3,989	4,188	4,398	4,618

Total Liabilities	378,360	388,177		388,177	403,981	432,624	458,716	482,030	501,741

Total Equity	47,310	48,510	(1,800)	46,710	45,627	48,335	49,512	50,110	51,952

Total Liabilities and Equity	$425,670	$436,687		$434,887	$449,608	$480,959	$508,228	$532,140	$553,693

Average Assets	416,662	427,091	(1,800)	425,291	437,639	465,283	494,593	520,184	542,917
Average Earning Assets	362,462	373,312		373,312	383,058	409,467	435,241	454,103	472,395
Average Loans	233,546	247,491		247,491	260,824	289,954	320,324	350,678	381,325
Average Securities	123,618	120,180		120,180	118,034	113,607	108,835	97,161	84,617

Average Interest Bearing Deposits	255,869	270,964		270,964	278,574	308,972	336,323	358,531	379,289
Average Interest Bearing Funds	327,089	334,738		334,738	341,810	365,585	390,242	410,904	428,861
Average Equity	44,897	47,026	(1,800)	45,226	46,469	46,981	48,924	49,811	51,031

Asset Growth Rate	nm	2.6%		2.2%	5.6%	7.0%	5.7%	4.7%	4.1%
Loan Growth Rate	nm	5.9%		5.9%	11.4%	11.0%	10.0%	9.0%	8.5%
Deposit Growth Rate	nm	6.8%		6.8%	11.5%	9.3%	7.5%	6.0%	5.7%

1) The projections were prepared by Mercer Capital.	Page 1
No representations or warrants are made that the projections will be achieved.

PRO FORMA ANALYSIS—POST TRANSACTION (EXCLUDES NEW BANK BRANCHING STRATEGY)

5 Year Projections

EXHIBIT P-2

PRO FORMA ANALYSIS—POST TRANSACTION

	Historical Financial Statements		Pro Forma Adjustments	Pro Forma 2007	Projected Financial Statements
	2006	6/30/2007			2007	2008	2009	2010	2011
Percentage Balance Sheet
Avg Earning Assets / Avg Assets	87.0%	87.4%		87.8%	87.5%	88.0%	88.0%	87.3%	87.0%
Avg IB Funds / Avg Assets	78.5%	78.4%		78.7%	78.1%	78.6%	78.9%	79.0%	79.0%
Securities and FFS / Assets	29.4%	27.6%		27.8%	26.6%	24.9%	21.7%	18.2%	15.4%
Loans / Deposits	80.5%	79.9%		79.9%	80.4%	81.6%	83.5%	85.9%	88.2%
Loans / Assets	58.0%	59.9%		60.1%	61.1%	63.4%	66.0%	68.7%	71.7%
Equity / Assets	11.1%	11.1%		10.7%	10.1%	10.0%	9.7%	9.4%	9.4%

Tangible Equity / Tangible Assets	10.0%	10.0%		9.6%	9.1%	9.1%	8.8%	8.6%	8.6%

Loan Loss Summary
Beginning Reserve	2,405	2,491		2,491	2,659	3,023	3,508	4,027	4,389
Net Charge-Offs	(144)	(196)		(196)	(180)	(339)	(387)	(625)	(698)
Loan Loss Provision	369	364		364	544	824	906	988	1,072

Ending Reserve	$2,630	$2,659		$2,659	$3,023	$3,508	$4,027	$4,389	$4,762

Net Charge-Offs / Avg Loans	-0.06%	-0.08%		-0.08%	-0.07%	-0.12%	-0.12%	-0.18%	-0.18%
Provision / Net-Charge-Offs	256.3%	185.7%		185.7%	302.4%	243.3%	233.9%	158.0%	153.4%
Provision / Loans	0.15%	0.14%		0.14%	0.20%	0.27%	0.27%	0.27%	0.27%
Reserve / Loans	1.07%	1.02%		1.02%	1.10%	1.15%	1.20%	1.20%	1.20%

1) The projections were prepared by Mercer Capital.	Page 2
No representations or warrants are made that the projections will be achieved.

PRO FORMA ANALYSIS—POST TRANSACTION (EXCLUDES NEW BANK BRANCHING STRATEGY)

5 Year Projections

EXHIBIT P-3

PRO FORMA ANALYSIS—POST TRANSACTION

	Historical Financial Statements		Pro Forma Adjustments	Pro Forma LTM 6/07	Projected Financial Statements
	2006	LTM 6/07			2007	2008	2009	2010	2011
Income Statement Summary
Fed Funds Sold / CDs	293	299		299	210	295	304	313	323
Securities (FTE)	5,750	5,623		5,623	5,430	4,885	4,669	4,115	3,558
Loans (FTE)	17,947	19,394		19,394	20,501	22,037	24,345	26,511	28,523

Interest Income	23,990	25,316		25,316	26,140	27,217	29,318	30,939	32,404

Interest Bearing Deposits	6,458	7,769		7,769	7,987	8,806	9,585	10,218	10,810
Fed Funds Purchased	61	80		80	143	569	836	1,161	1,423
FHLB Advances	2,776	2,554		2,554	2,876	2,262	1,860	1,458	1,056
Subordinated Debt	0	0		0	0	0	0	0	0

Interest Expense	9,295	10,403		10,403	11,006	11,636	12,281	12,837	13,288

Net Interest Income	14,695	14,913		14,913	15,134	15,581	17,037	18,102	19,116

Fee Income	10,246	11,173		11,173	11,500	12,650	13,468	14,011	14,572

Adjusted Gross Income	24,941	26,086		26,086	26,634	28,230	30,504	32,113	33,687

Personnel Expenses	6,427	6,960		6,960	7,070	7,352	8,014	8,675	9,109
Occupancy Expenses	2,381	2,526		2,526	2,607	2,685	2,880	3,089	3,308
Other Expenses	5,769	6,335		6,335	6,259	6,385	6,784	7,258	7,767

Total Operating Expenses	14,577	15,821		15,821	15,936	16,422	17,678	19,023	20,184
Operating Income	10,364	10,265		10,265	10,698	11,808	12,826	13,090	13,504
Security Gains	(43)	0		0	0	0	0	0	0
Intangible Amortization	154	116		116	152	152	152	152	152
Loan Loss Provision	369	364		364	544	824	906	988	1,072

Pre-Tax Income	9,798	9,785		9,785	10,002	10,832	11,768	11,951	12,280
Taxes / (Benefit)	3,474	3,327		3,327	3,272	0	0	0	0

Net Income	$6,324	$6,458		$6,458	$6,730	$10,832	$11,768	$11,951	$12,280
Dividends	$7,781	$2,526		$2,526	$8,413	$8,124	$10,592	$11,353	$10,438

Year-to-Year Growth in Net Income	nm	2.12%		2.12%	6.42%	60.95%	8.64%	1.55%	2.75%

1) The projections were prepared by Mercer Capital.	Page 3
No representations or warrants are made that the projections will be achieved.

PRO FORMA ANALYSIS—POST TRANSACTION (EXCLUDES NEW BANK BRANCHING STRATEGY)

5 Year Projections

EXHIBIT P-4

PRO FORMA ANALYSIS—POST TRANSACTION

	Historical Financial Statements			Pro Forma LTM 6/07	Projected Financial Statements
	2006	LTM 6/07			2007	2008	2009	2010	2011
Ratio Analysis
Return on Average Assets	1.52%	1.51%	Tax Rate	1.52%	1.54%	2.33%	2.38%	2.30%	2.26%
Return on Average Assets—C Corp Equiv	1.52%	1.51%	34.0%	1.52%	1.54%	1.54%	1.57%	1.52%	1.49%
Return on Average Equity	14.09%	13.73%		14.28%	14.48%	23.06%	24.05%	23.99%	24.06%
Return on Average Equity—C Corp Equiv	14.09%	13.73%		14.28%	14.48%	15.22%	15.88%	15.83%	15.88%

Yield on Earning Assets	6.62%	6.78%		6.78%	6.82%	6.65%	6.74%	6.81%	6.86%
Cost of IB Funds	2.84%	3.11%		3.11%	3.22%	3.18%	3.15%	3.12%	3.10%
Net Spread	3.78%	3.67%		3.67%	3.60%	3.46%	3.59%	3.69%	3.76%
Net Interest Margin	4.05%	3.99%		3.99%	3.95%	3.81%	3.91%	3.99%	4.05%
Fee Income / Avg Assets	2.46%	2.62%		2.63%	2.63%	2.72%	2.72%	2.69%	2.68%
Operating Exp / Avg Assets	3.50%	3.70%		3.72%	3.64%	3.53%	3.57%	3.66%	3.72%
Operating Income / Avg Assets	2.49%	2.40%		2.41%	2.44%	2.54%	2.59%	2.52%	2.49%
Efficiency Ratio	58.4%	60.6%		60.6%	59.8%	58.2%	58.0%	59.2%	59.9%
Payout Ratio	123.0%	39.1%		39.1%	125.0%	75.0%	90.0%	95.0%	85.0%

1) The projections were prepared by Mercer Capital.	Page 4
No representations or warrants are made that the projections will be achieved.

PRO FORMA ANALYSIS—POST TRANSACTION (EXCLUDES NEW BANK BRANCHING STRATEGY)

5 Year Projections

EXHIBIT P-5

PRO FORMA ANALYSIS—POST TRANSACTION

	Historical Financial Statements		Pro Forma Adjustments	Pro Forma LTM 6/07	Projected Financial Statements
	2006	LTM 6/07			2007	2008	2009	2010	2011
Balance Sheet Assumptions:
Asset Growth Rate	nm	2.6%		2.2%	5.62360%	6.97297%	5.66971%	4.70498%	4.05025%
Deposit Growth Rate	nm	6.8%		6.8%	11.54602%	9.28487%	7.48952%	6.00092%	5.65932%
Avg Earning Assets / Total Assets	87.0%	87.4%		87.8%	87.69039%	88.29653%	87.71891%	86.89330%	87.12319%
Loan / Deposit Ratio	80.5%	79.9%		79.9%	80.38032%	81.64180%	83.54857%	85.91242%	88.22237%
DDA / Total Deposits	14.0%	13.8%		13.8%	14.17060%	13.16515%	13.31602%	13.35661%	13.37483%
Net Change in Fed Funds Purchased	nm	3,788		3,788	6,542	4,764	5,943	7,047	3,438
Net Change in FHLB Advances	nm	(14,708)		(14,708)	(16,494)	(8,058)	(8,036)	(8,045)	(8,042)
Net Change in Subordinated Debt	nm	0		0	0	0	0	0	0
Other Liabilities Growth	nm	-4.4%		-4.4%	5.000%	5.00%	5.00%	5.00%	5.00%
Loan Loss Reserve / Loans	1.07%	1.02%		1.02%	1.10%	1.15%	1.20%	1.20%	1.20%

Income Statement Assumptions:
Yield on Fed Funds Sold / CDs / Rev Repos	na	na		na	5.00%	5.00%	5.00%	5.00%	5.00%
Yield on Securities (FTE)	4.65%	4.68%		4.68%	4.60%	4.30%	4.29%	4.24%	4.21%
Yield on Loans (FTE)	7.68%	7.84%		7.84%	7.86%	7.60%	7.60%	7.56%	7.48%
Cost of Int Bearing Deposits	2.52%	2.87%		2.87%	2.87%	2.85%	2.85%	2.85%	2.85%
Cost of Fed Funds Purchased and Repos	4.98%	1.84%		1.84%	2.50%	5.00%	5.00%	5.00%	5.00%
Cost of Long-Term Borrowings	3.73%	4.37%		4.37%	5.00%	5.00%	5.00%	5.00%	5.00%
Cost of Subordinated Debt	0.00%	0.00%		0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Fee Income / Avg Assets	2.46%	2.62%		2.63%	2.63%	2.72%	2.72%	2.69%	2.68%
Salary Expense Growth	nm	8.3%		8.3%	10.00%	4.00%	9.00%	8.25%	5.00%
Occupancy Expense Growth	nm	6.1%		6.1%	9.50%	3.00%	7.25%	7.25%	7.10%
Other Expense Growth	nm	9.8%		9.8%	8.50%	2.00%	6.25%	7.00%	7.00%
Security Gains/(Losses)	(43)	0		0	0	0	0	0	0
Intangible Amort Expense	154	116		116	152	152	152	152	152
Loan Loss Provisions / Loans	0.15%	0.14%		0.14%	0.20%	0.27%	0.27%	0.27%	0.27%
Effective Tax Rate	35.5%	34.0%		34.0%	32.71%	0.0%	0.0%	0.0%	0.0%
Payout Ratio	123.0%	39.1%		39.1%	125.0%	75.0%	90.0%	95.0%	85.0%

1) The projections were prepared by Mercer Capital.	Page 5
No representations or warrants are made that the projections will be achieved.

PRO FORMA ANALYSIS—POST TRANSACTION (EXCLUDES NEW BANK BRANCHING STRATEGY)

5 Year Projections

EXHIBIT P-6

PRO FORMA ANALYSIS—POST TRANSACTION

		LTM 6/30/2007	Projected Financial Statements
			2007	2008	2009	2010	2011
Consolidated Net Income ($000)
Peoples Bank Income		$6,458	$6,730	$10,832	$11,768	$11,951	$12,280
1) Interest Expense—Holding Co. Debt		0	0	0	0	0	0
2) Other Holding Company Expense[1]		(302)	(302)	(302)	(302)	(302)	(302)
3) Trust Preferred / Other Borrowings Expense[2]		0	0	(1,258)	(1,258)	(1,258)	(1,258)
4) Professional Expense Savings from Going Private[3]		0	0	300	300	300	300
5) Income Tax (Expense) / Benefit	38.3%	(5)	116	0	0	0	0

CONSOLIDATED GAAP INCOME		$6,151	$6,544	$9,572	$10,509	$10,691	$11,020
Less Tax Effect for S Corporation @	34.0%	na	na	(3,255)	(3,573)	(3,635)	(3,747)

Projected Net Income (C Corp. Equivalent)		$6,151	$6,544	$6,318	$6,936	$7,056	$7,273

Consolidated GAAP Income			$6,544	$9,572	$10,509	$10,691	$11,020
Projected Shareholder Dividend Payout Ratio[4]			215.00%	71.00%	88.00%	93.00%	83.00%

Projected Dividends Paid to Shareholders			$14,069	$6,796	$9,248	$9,943	$9,147
– S Shareholder Taxes on Reported Pre-Tax Earnings[5]			na	(3,255)	(3,573)	(3,635)	(3,747)

= After-Tax S Corporation Dividend			$14,069	$3,542	$5,675	$6,308	$5,400

[1]	Based on LTM performance
[2]	Based on trust preferred securities of $18 million and a stated interest rate of 6.988.% (per management)
[3]	Expense savings resulting from the transaction were estimated by management
[4]

Dividends for 2007 are targeted to reduce the Company’s remaining cash flow (shown on Exhibit P-8) to zero. Dividends from 2008 thorugh 2011 are targeted to cover shareholder tax liabilities and maintain a tangible equity/asset ratio of about 5.50%

[5]	Derivation of S Shareholder Taxes:

Taxable Income (Assumed Equal to Pre-Tax Income)	na	9,572	10,509	10,691	11,020
× S Shareholder Tax Rate	na	34.0%	34.0%	34.0%	34.0%

S Shareholder Taxes	na	3,255	3,573	3,635	3,747

1) The projections were prepared by Mercer Capital, based on the Strategic Plan, prepared by management.	Page 1
No representations or warrants are made that the projections will be achieved.

PRO FORMA ANALYSIS—POST TRANSACTION (EXCLUDES NEW BANK BRANCHING STRATEGY)

5 Year Projections

EXHIBIT P-7

PRO FORMA ANALYSIS—POST TRANSACTION

			Projected Financial Statements
		6/30/2007	2007	2008	2009	2010	2011
Holding Company Capital
Beginning Common Equity			$47,454	$27,940	$30,716	$31,977	$32,725
+ Retained Earnings			(7,525)	2,776	1,261	748	1,873
– Common Stock Repurchased			(11,989)	0	0	0	0

= Total Equity		$49,491	27,940	30,716	31,977	32,725	34,599
+ /–Unrealized Gain on AFS Securities		2,226	2,226	2,226	2,226	2,226	2,226
+ Includible Trust Preferred Securities	33.33%	0.00	10,054	10,980	11,400	11,649	12,274
– Disallowed Goodwill and Other Intangibles		(5,366)	(5,290)	(5,138)	(4,986)	(4,834)	(4,682)

= Tier 1 Capital		$46,351	34,930	38,783	40,617	41,766	44,416
+ Includible Trust Preferred Securities		0.00	7,946	7,020	6,600	6,351	5,726
+ Loan Loss Reserve (Peoples)		2,658	3,023	3,508	4,027	4,389	4,762

= Tier 1 & 2 Capital		49,009	45,899	49,312	51,244	52,507	54,905

Trust Preferred Outstanding		$0.00	$18,000	$18,000	$18,000	$18,000	$18,000
Trust Preferred Securities / Core Capital		0.0%	28.8%	28.3%	28.1%	27.9%	27.6%

Total Assets		$436,687	$449,608	$480,959	$508,228	$532,140	$553,693
Risk Weighted Assets		$302,634	$312,478	$348,695	$383,712	$417,730	$451,260
Risk-Weighted Assets / Total Assets		69.3%	69.5%	72.5%	75.5%	78.5%	81.5%

Capital Ratios
Common Equity / Assets		11.3%	6.2%	6.4%	6.3%	6.1%	6.2%

Tangible Shareholders’ Equity / Tangible Assets		10.2%	5.1%	5.4%	5.4%	5.3%	5.4%

Tier 1 Capital / Assets		10.6%	7.8%	8.1%	8.0%	7.8%	8.0%

Tier 1 Capital / Risk Weighted Assets		15.3%	11.2%	11.1%	10.6%	10.0%	9.8%

Tier 1 & 2 / Risk-Weighted Assets		16.2%	14.7%	14.1%	13.4%	12.6%	12.2%

1) The projections were prepared by Mercer Capital, based on the Strategic Plan, prepared by management.	Page 2
No representations or warrants are made that the projections will be achieved.

PRO FORMA ANALYSIS—POST TRANSACTION (EXCLUDES NEW BANK BRANCHING STRATEGY)

5 Year Projections

EXHIBIT P-8

PRO FORMA ANALYSIS—POST TRANSACTION

	Projected Financial Statements
	2007	2008	2009	2010	2011
Holding Company Cash Flow
Cash Receipts:
Dividends from Bank	$8,413	$8,124	$10,592	$11,353	$10,438
Tax Benefit	116	0	0	0	0
Trust Preferred Issuance	18,000	0	0	0	0
Additional Borrowings	0	0	0	0	0

Total Inflows	$26,528	$8,124	$10,592	$11,353	$10,438

Cash Disbursements:
Holding Company Expenses	$186	$1,260	$1,260	$1,260	$1,260
Injections into Bank Subsidiary	0	0	0	0	0
Share Repurchase	11,989	0	0	0	0
Common Distributions	14,069	6,796	9,248	9,943	9,147

Total Outflows	$26,244	$8,056	$10,507	$11,202	$10,407

REMAINING CASH FLOW AVAILABLE	284	68	84	151	31

1) The projections were prepared by Mercer Capital, based on the Strategic Plan, prepared by management.	Page 3
No representations or warrants are made that the projections will be achieved.

EXHIBIT 11

ALTRUST FINANCIAL SERVICES, INC.

DISCOUNTED CASH FLOW SUMMARY

PRO FORMA ANALYSIS - POST TRANSACTION

INCLUDES NEW BANK BRANCHING STRATEGY

	Projected Financial Statements
	2007	2008	2009	2010	2011	Terminal
Projected After-Tax S Corp. Distributions ($000s)	$5,401	$1,548	$5,545	$5,421	$6,117	na
Terminal Value	na	na	na	na	na	$102,204

Total Cash Flow ($000s)	5,401	1,548	5,545	5,421	6,117	102,204
Present Value Interest Factor	1.0000	0.9214	0.8082	0.7090	0.6219	0.5825

Present Value of Cash Flows ($000s)	$5,401	$1,426	$4,482	$3,843	$3,804	$59,530

Valuation Date	11/15/2007
Cash Flows Discounted from	11/15/2007	6/30/2008	6/30/2009	6/30/2010	6/30/2011	12/30/2011
Discounting Periods	0.000	0.625	1.625	2.625	3.625	4.125

Per Share
Present Value of Cash Flows ($000s) @	14.00%	$78,486	$16.42

Terminal Value Calculation
Projected 2011 C Corp Equiv. Earnings ($000s)		$7,864
Price/Earnings Ratio		13.00

= Terminal Value ($000s)		$102,204

Mid-South Regional Bank Median
P/E Multiple as of		13.68	<> Exh. G-1
Less Fundamental Adjustment	5%	(0.68)

Adjusted Price/Earnings Multiple		13.00

Discount Rate Determination
+ Yield to Maturity on Long-Term UST Bonds		4.85%	<> YTM on 20 Year Treasuries @ 10/3/2007
+ Multi-Yr Comn Stock Premium	5.80%		<> Per Mercer analyses of long-term market returns
× Industry Beta	0.70		<> Long-term market average beta statistic

= Beta Adjusted Equity Premium		4.06%
+ Small Stock Premium Over Large Cap Stocks		3.10%	<> Per Mercer analyses of long-term market returns
Specific Risk Associated with Subject		2.00%

= Discount Rate (ROR)		14.01%

			Sensitivity Analysis—P/E Multiple vs. 2011 Net Income
			Terminal Value Multiple
Range of Year 2011 Net Income		%Δ	11.0	12.0	13.0	14.0	15.0
	$6,685	-15%	$12.92	$13.74	$14.55	$15.37	$16.18
	$7,078	-10%	$13.45	$14.31	$15.18	$16.04	$16.90
	$7,471	-5%	$13.98	$14.89	$15.80	$16.71	$17.62	Fully Diluted Shares O/S	4,779,166
	$7,864		$14.51	$15.46	$16.42	$17.38	$18.34
	$8,258	5%	$15.03	$16.04	$17.05	$18.05	$19.06
	$8,651	10%	$15.56	$16.61	$17.67	$18.72	$19.78
	$9,044	15%	$16.09	$17.19	$18.29	$19.39	$20.50

1) The projections were prepared by Mercer Capital.	Mercer Capital Financial Institutions Group
No representations or warrants are made that the projections will be achieved.

EXHIBIT 11a

ALTRUST FINANCIAL SERVICES, INC.

DISCOUNTED CASH FLOW SUMMARY

PRO FORMA ANALYSIS—POST TRANSACTION

INCLUDES NEW BANK BRANCHING STRATEGY

			Sensitivity Analysis—P/E Multiple vs. 2011 Net Income					Marketability Discount 5.00%
			Terminal Value Multiple
Range of Year 2011 Net Income		% Δ	11.0	12.0	13.0	14.0	15.0
	$6,685	-15%	$12.28	$13.05	$13.83	$14.60	$15.37
	$7,078	-10%	$12.78	$13.60	$14.42	$15.24	$16.06
	$7,471	-5%	$13.28	$14.14	$15.01	$15.87	$16.74
	$7,864		$13.78	$14.69	$15.60	$16.51	$17.42
	$8,258	5%	$14.28	$15.24	$16.19	$17.15	$18.11
	$8,651	10%	$14.78	$15.78	$16.78	$17.79	$18.79
	$9,044	15%	$15.28	$16.33	$17.38	$18.42	$19.47

1) The projections were prepared by Mercer Capital.	Mercer Capital Financial Institutions Group
No representations or warrants are made that the projections will be achieved.

PRO FORMA ANALYSIS—POST TRANSACTION (INCLUDES NEW BANK BRANCHING STRATEGY)

5 Year Projections

EXHIBIT P-1

PRO FORMA ANALYSIS—POST TRANSACTION

Bank Only Projections ($000)

	Historical Financial Statements		Pro Forma Adjustments	Pro Forma 2007	Projected Financial Statements
	2006	6/30/2007			2007	2008	2009	2010	2011
Summary Balance Sheets
Fed Funds Sold / CDs / Rev Repos	2,583	6,344		6,344	5,818	5,993	6,172	6,357	6,548
Securities	122,460	114,338		114,338	113,607	113,607	104,063	90,258	78,976
Loans	246,810	261,490		261,490	274,838	305,070	335,577	365,779	396,871

Earning Assets	371,853	382,172		$382,172	394,263	424,670	445,812	462,394	482,395
Loan Loss Reserve	(2,630)	(2,658)		(2,658)	(3,023)	(3,508)	(4,027)	(4,389)	(4,762)
Intangible Assets	5,442	5,366		5,366	5,290	5,138	4,986	4,834	4,682
Other Assets	51,005	51,807	(1,800)	50,007	53,078	54,659	61,457	69,301	71,378

Total Assets	$425,670	$436,687		$434,887	$449,608	$480,959	$508,228	$532,140	$553,693

Demand Deposits	42,851	45,197		45,197	48,452	49,194	53,484	56,867	60,167
Interest Bearing Deposits	263,679	282,230		282,230	293,470	324,475	348,171	368,891	389,686

Total Deposits	306,530	327,427		327,427	341,922	373,669	401,655	425,758	449,853
Fed Funds Purchased & Repos	2,448	6,236		6,236	3,921	14,673	20,621	28,265	32,571
FHLB Advances and Other Borrowings	65,764	51,056		51,056	49,270	41,212	33,176	25,131	17,089
Subordinated Debt	0	0		0	0	0	0	0	0
Other Liabilities	3,618	3,458		3,458	3,799	3,989	4,188	4,398	4,618

Total Liabilities	378,360	388,177		388,177	398,912	433,543	459,640	483,552	504,131

Total Equity	47,310	48,510	(1,800)	46,710	50,696	47,416	48,588	48,588	49,562

Total Liabilities and Equity	$425,670	$436,687		$434,887	$449,608	$480,959	$508,228	$532,140	$553,693

Average Assets	416,662	427,091	(1,800)	425,291	437,639	465,283	494,593	520,184	542,917
Average Earning Assets	362,462	373,312		373,312	383,058	409,467	435,241	454,103	472,395
Average Loans	233,546	247,491		247,491	260,824	289,954	320,324	350,678	381,325
Average Securities	123,618	120,180		120,180	118,034	113,607	108,835	97,161	84,617

Average Interest Bearing Deposits	255,869	270,964		270,964	278,574	308,972	336,323	358,531	379,289
Average Interest Bearing Funds	327,089	334,738		334,738	339,276	363,510	391,164	412,127	430,817
Average Equity	44,897	47,026	(1,800)	45,226	49,003	49,056	48,002	48,588	49,075

Asset Growth Rate	nm	2.6%		2.6%	5.6%	7.0%	5.7%	4.7%	4.1%
Loan Growth Rate	nm	5.9%		5.9%	11.4%	11.0%	10.0%	9.0%	8.5%
Deposit Growth Rate	nm	6.8%		6.8%	11.5%	9.3%	7.5%	6.0%	5.7%

1) The projections were prepared by Mercer Capital.	Page 1
No representations or warrants are made that the projections will be achieved.

PRO FORMA ANALYSIS—POST TRANSACTION (INCLUDES NEW BANK BRANCHING STRATEGY)

5 Year Projections

EXHIBIT P-2

PRO FORMA ANALYSIS—POST TRANSACTION

	Historical Financial Statements		Pro Forma Adjustments	Pro Forma 2007	Projected Financial Statements
	2006	2007			2007	2008	2009	2010	2011
Percentage Balance Sheet
Avg Earning Assets / Avg Assets	87.0%	87.4%		87.8%	87.5%	88.0%	88.0%	87.3%	87.0%
Avg IB Funds / Avg Assets	78.5%	78.4%		78.7%	77.5%	78.1%	79.1%	79.2%	79.4%
Securities and FFS / Assets	29.4%	27.6%		27.8%	26.6%	24.9%	21.7%	18.2%	15.4%
Loans / Deposits	80.5%	79.9%		79.9%	80.4%	81.6%	83.5%	85.9%	88.2%
Loans / Assets	58.0%	59.9%		60.1%	61.1%	63.4%	66.0%	68.7%	71.7%
Equity / Assets	11.1%	11.1%		10.7%	11.3%	9.9%	9.6%	9.1%	9.0%

Tangible Equity / Tangible Assets	10.0%	10.0%		9.6%	10.2%	8.9%	8.7%	8.3%	8.2%

Loan Loss Summary
Beginning Reserve	2,405	2,491		2,491	2,659	3,023	3,508	4,027	4,389
Net Charge-Offs	(144)	(196)		(196)	(180)	(339)	(387)	(625)	(698)
Loan Loss Provision	369	364		364	544	824	906	988	1,072

Ending Reserve	$2,630	$2,659		$2,659	$3,023	$3,508	$4,027	$4,389	$4,762

Net Charge-Offs / Avg Loans	-0.06%	-0.08%		-0.08%	-0.07%	-0.12%	-0.12%	-0.18%	-0.18%
Provision / Net-Charge-Offs	256.3%	185.7%		185.7%	302.4%	243.3%	233.9%	158.0%	153.4%
Provision / Loans	0.15%	0.14%		0.14%	0.20%	0.27%	0.27%	0.27%	0.27%
Reserve / Loans	1.07%	1.02%		1.02%	1.10%	1.15%	1.20%	1.20%	1.20%

1) The projections were prepared by Mercer Capital.	Page 2
No representations or warrants are made that the projections will be achieved.

PRO FORMA ANALYSIS—POST TRANSACTION (INCLUDES NEW BANK BRANCHING STRATEGY)

5 Year Projections

EXHIBIT P-3

PRO FORMA ANALYSIS—POST TRANSACTION

	Historical Financial Statements		Pro Forma Adjustments	Pro Forma LTM 6/07	Projected Financial Statements
	2006	LTM 6/07			2007	2008	2009	2010	2011
Income Statement Summary
Fed Funds Sold / CDs	293	299		299	210	295	304	313	323
Securities (FTE)	5,750	5,623		5,623	5,430	4,885	4,669	4,115	3,558
Loans (FTE)	17,947	19,394		19,394	20,501	22,037	24,345	26,511	28,523

Interest Income	23,990	25,316		25,316	26,140	27,217	29,318	30,939	32,404

Interest Bearing Deposits	6,458	7,769		7,769	7,987	8,806	9,585	10,218	10,810
Fed Funds Purchased	61	80		80	80	465	882	1,222	1,521
FHLB Advances	2,776	2,554		2,554	2,876	2,262	1,860	1,458	1,056
Subordinated Debt	0	0		0	0	0	0	0	0

Interest Expense	9,295	10,403		10,403	10,943	11,533	12,327	12,898	13,386

Net Interest Income	14,695	14,913		14,913	15,198	15,684	16,990	18,041	19,018

Fee Income	10,246	11,173		11,173	11,500	12,650	13,468	14,011	14,572

Adjusted Gross Income	24,941	26,086		26,086	26,698	28,334	30,458	32,052	33,590

Personnel Expenses	6,427	6,960		6,960	7,070	7,352	8,014	8,675	9,109
Occupancy Expenses	2,381	2,526		2,526	2,607	2,685	2,880	3,089	3,308
Other Expenses	5,769	6,335		6,335	6,259	6,385	6,784	7,258	7,767

Total Operating Expenses	14,577	15,821		15,821	15,936	16,422	17,678	19,023	20,184
Operating Income	10,364	10,265		10,265	10,761	11,911	12,780	13,029	13,406
Security Gains	(43)	0		0	0	0	0	0	0
Intangible Amortization	154	116		116	152	152	152	152	152
Loan Loss Provision	369	364		364	544	824	906	988	1,072

Pre-Tax Income	9,798	9,785		9,785	10,065	10,936	11,722	11,890	12,182
Taxes / (Benefit)	3,474	3,327		3,327	3,292	0	0	0	0

Net Income	$6,324	$6,458		$6,458	$6,773	$10,936	$11,722	$11,890	$12,182
Dividends	$7,781	$2,526		$2,526	$3,386	$14,217	$10,550	$11,890	$11,208

Year-to-Year Growth in Net Income	nm	2.12%		2.12%	7.09%	61.47%	7.19%	1.43%	2.46%

1) The projections were prepared by Mercer Capital.	Page 3
No representations or warrants are made that the projections will be achieved.

PRO FORMA ANALYSIS—POST TRANSACTION (INCLUDES NEW BANK BRANCHING STRATEGY)

5 Year Projections

EXHIBIT P-4

PRO FORMA ANALYSIS—POST TRANSACTION

	Historical Financial Statements			Pro Forma LTM 6/07	Projected Financial Statements
	2006	LTM 6/07			2007	2008	2009	2010	2011
Ratio Analysis
Return on Average Assets	1.52%	1.51%	Tax Rate	1.52%	1.55%	2.35%	2.37%	2.29%	2.24%
Return on Average Assets—C Corp Equiv	1.52%	1.51%	34.0%	1.52%	1.55%	1.55%	1.56%	1.51%	1.48%
Return on Average Equity	14.09%	13.73%		14.28%	13.82%	22.29%	24.42%	24.47%	24.82%
Return on Average Equity—C Corp Equiv	14.09%	13.73%		14.28%	13.82%	14.71%	16.12%	16.15%	16.38%

Yield on Earning Assets	6.62%	6.78%		6.78%	6.82%	6.65%	6.74%	6.81%	6.86%
Cost of IB Funds	2.84%	3.11%		3.11%	3.23%	3.17%	3.15%	3.13%	3.11%
Net Spread	3.78%	3.67%		3.67%	3.60%	3.47%	3.58%	3.68%	3.75%
Net Interest Margin	4.05%	3.99%		3.99%	3.97%	3.83%	3.90%	3.97%	4.03%
Fee Income / Avg Assets	2.46%	2.62%		2.63%	2.63%	2.72%	2.72%	2.69%	2.68%
Operating Exp / Avg Assets	3.50%	3.70%		3.72%	3.64%	3.53%	3.57%	3.66%	3.72%
Operating Income / Avg Assets	2.49%	2.40%		2.41%	2.46%	2.56%	2.58%	2.50%	2.47%
Efficiency Ratio	58.4%	60.6%		60.6%	59.7%	58.0%	58.0%	59.3%	60.1%
Payout Ratio	123.0%	39.1%		39.1%	50.0%	130.0%	90.0%	100.0%	92.0%

1) The projections were prepared by Mercer Capital.	Page 4
No representations or warrants are made that the projections will be achieved.

PRO FORMA ANALYSIS—POST TRANSACTION (INCLUDES NEW BANK BRANCHING STRATEGY)

5 Year Projections

EXHIBIT P-5

PRO FORMA ANALYSIS—POST TRANSACTION

	Historical Financial Statements		Pro Forma Adjustments	Pro Forma LTM 6/07	Projected Financial Statements
	2006	LTM 6/07			2007	2008	2009	2010	2011
Balance Sheet Assumptions:
Asset Growth Rate	nm	2.6%		2.6%	5.62360%	6.97297%	5.66971%	4.70498%	4.05025%
Deposit Growth Rate	nm	6.8%		6.8%	11.54602%	9.28487%	7.48952%	6.00092%	5.65932%
Avg Earning Assets / Total Assets	87.0%	87.4%		87.8%	87.69039%	88.29653%	87.71891%	86.89330%	87.12319%
Loan / Deposit Ratio	80.5%	79.9%		79.9%	80.38032%	81.64180%	83.54857%	85.91242%	88.22237%
DDA / Total Deposits	14.0%	13.8%		13.8%	14.17060%	13.16515%	13.31602%	13.35661%	13.37483%
Net Change in Fed Funds Purchased	nm	3,788		3,788	1,473	10,753	5,947	7,645	4,306
Net Change in FHLB Advances	nm	(14,708)		(14,708)	(16,494)	(8,058)	(8,036)	(8,045)	(8,042)
Net Change in Subordinated Debt	nm	0		0	0	0	0	0	0
Other Liabilities Growth	nm	-4.4%		-4.4%	5.000%	5.00%	5.00%	5.00%	5.00%
Loan Loss Reserve / Loans	1.07%	1.02%		1.02%	1.10%	1.15%	1.20%	1.20%	1.20%

Income Statement Assumptions:
Yield on Fed Funds Sold / CDs / Rev Repos	na	na		na	5.00%	5.00%	5.00%	5.00%	5.00%
Yield on Securities (FTE)	4.65%	4.68%		4.68%	4.60%	4.30%	4.29%	4.24%	4.21%
Yield on Loans (FTE)	7.68%	7.84%		7.84%	7.86%	7.60%	7.60%	7.56%	7.48%
Cost of Int Bearing Deposits	2.52%	2.87%		2.87%	2.87%	2.85%	2.85%	2.85%	2.85%
Cost of Fed Funds Purchased and Repos	4.98%	1.84%		1.84%	2.50%	5.00%	5.00%	5.00%	5.00%
Cost of Long-Term Borrowings	3.73%	4.37%		4.37%	5.00%	5.00%	5.00%	5.00%	5.00%
Cost of Subordinated Debt	0.00%	0.00%		0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Fee Income / Avg Assets	2.46%	2.62%		2.63%	2.63%	2.72%	2.72%	2.69%	2.68%
Salary Expense Growth	nm	8.3%		8.3%	10.00%	4.00%	9.00%	8.25%	5.00%
Occupancy Expense Growth	nm	6.1%		6.1%	9.50%	3.00%	7.25%	7.25%	7.10%
Other Expense Growth	nm	9.8%		9.8%	8.50%	2.00%	6.25%	7.00%	7.00%
Security Gains/(Losses)	(43)	0		0	0	0	0	0	0
Intangible Amort Expense	154	116		116	152	152	152	152	152
Loan Loss Provisions / Loans	0.15%	0.14%		0.14%	0.20%	0.27%	0.27%	0.27%	0.27%
Effective Tax Rate	35.5%	34.0%		34.0%	32.71%	0.0%	0.0%	0.0%	0.0%
Payout Ratio	123.0%	39.1%		39.1%	50.0%	130.0%	90.0%	100.0%	92.0%

1) The projections were prepared by Mercer Capital.	Page 5
No representations or warrants are made that the projections will be achieved.

PRO FORMA ANALYSIS—POST TRANSACTION (INCLUDES NEW BANK BRANCHING STRATEGY)

5 Year Projections

EXHIBIT P-6

PRO FORMA ANALYSIS—POST TRANSACTION

East Alabama Bank Only ($000)

	Projected Financial Statements
	2007	2008	2009	2010	2011
Summary Balance Sheets
Fed Funds Sold / CDs / Rev Repos	0	0	0	0	0
Securities	0	0	3,182	10,407	5,103
Loans	0	16,860	37,800	58,000	84,880

Earning Assets	0	16,860	40,982	68,407	89,983
Loan Loss Reserve	0	(225)	(375)	(525)	(825)
Intangible Assets	0	0	0	0	0
Other Assets	0	1,994	3,642	4,082	4,495

Total Assets	$0	$18,629	$44,249	$71,964	$93,653

Demand Deposits	0	1,641	6,882	11,471	14,982
Interest Bearing Deposits	0	7,659	32,118	53,529	69,918

Total Deposits	0	9,300	39,000	65,000	84,900
Fed Funds Purchased & Repos	0	2,456	(491)	(184)	949
FHLB Advances and Other Borrowings	0	0	0	0	0
Subordinated Debt	0	0	0	0	0
Other Liabilities	0	0	0	0	0

Total Liabilities	0	11,756	38,509	64,816	85,849

Total Equity	0	6,873	5,740	7,148	7,804

Total Liabilities and Equity	$0	$18,629	$44,249	$71,964	$93,653

Average Assets	na	18,629	31,439	58,107	82,809
Average Earning Assets	na	16,860	28,921	54,695	79,195
Average Loans	na	16,860	27,330	47,900	71,440
Average Securities	na	0	1,591	6,795	7,755

Average Interest Bearing Deposits	na	7,659	19,889	42,824	61,724
Average Interest Bearing Funds	na	10,115	20,871	42,486	62,106
Average Equity	na	6,873	6,306	6,444	7,476

Asset Growth Rate	na	na	137.5%	62.6%	30.1%
Loan Growth Rate	na	na	124.2%	53.4%	46.3%
Deposit Growth Rate	na	na	319.4%	66.7%	30.6%

PRO FORMA ANALYSIS—POST TRANSACTION (INCLUDES NEW BANK BRANCHING STRATEGY)

5 Year Projections

EXHIBIT P-7

PRO FORMA ANALYSIS—POST TRANSACTION

East Alabama Bank Only ($000)

	Projected Financial Statements
	2007	2008	2009	2010	2011
Percentage Balance Sheet
Avg Earning Assets / Avg Assets	na	90.5%	92.0%	94.1%	95.6%
Avg IB Funds / Avg Assets	na	54.3%	66.4%	73.1%	75.0%
Securities and FFS / Assets	na	0.0%	7.2%	14.5%	5.4%
Loans / Deposits	na	181.3%	96.9%	89.2%	100.0%
Loans / Assets	na	90.5%	85.4%	80.6%	90.6%
Equity / Assets	na	36.9%	13.0%	9.9%	8.3%
Tangible Equity / Tangible Assets	na	36.9%	13.0%	9.9%	8.3%

Loan Loss Summary
Beginning Reserve	na	na	225	375	525
Net Charge-Offs	na	na	(0)	0	(1)
Loan Loss Provision	na	225	150	150	301

Ending Reserve	na	$225	$375	$525	$825

Net Charge-Offs / Avg Loans	na	na	0.00%	0.00%	0.00%
Provision / Net-Charge-Offs	na	na	nm	nm	nm
Provision / Loans	na	1.33%	0.40%	0.26%	0.35%
Reserve / Loans	na	1.33%	0.99%	0.91%	0.97%

PRO FORMA ANALYSIS—POST TRANSACTION (EXCLUDES NEW BANK BRANCHING STRATEGY)

5 Year Projections

EXHIBIT P-8

PRO FORMA ANALYSIS—POST TRANSACTION

East Alabama Bank Only ($000)

	Projected Financial Statements
	2007	2008	2009	2010	2011
Income Statement Summary
Fed Funds Sold / CDs	0	0	0	0	0
Securities (FTE)	0	0	72	299	364
Loans (FTE)	0	801	1,886	3,305	5,037

Interest Income	0	801	1,957	3,604	5,401

Interest Bearing Deposits	0	322	428	1,092	1,759
Fed Funds Purchased	0	0	25	(8)	10
FHLB Advances	0	0	0	0	0
Subordinated Debt	0	0	0	0	0

Interest Expense	0	322	452	1,084	1,769
Net Interest Income	0	479	1,505	2,520	3,632

Fee Income	0	129	337	627	893

Adjusted Gross Income	0	608	1,842	3,147	4,525

Personnel Expenses	0	687	1,906	2,053	2,431
Occupancy Expenses	0	250	263	285	309
Other Expenses	0	573	657	751	829

Total Operating Expenses	0	1,510	2,826	3,089	3,569
Operating Income	0	(902)	(983)	59	956
Security Gains	0	0	0	0	0
Intangible Amortization	0	0	0	0	0
Loan Loss Provision	0	225	150	150	301

Pre-Tax Income	0	(1,127)	(1,134)	(91)	656
Taxes / (Benefit)	0	0	0	0	0

Net Income	$0	($1,127)	($1,134)	($91)	$656
Dividends / (Capital Infusion)	$0	($8,000)	$0	($1,500)	$0

Year-to-Year Growth in Net Income	na	nm	nm	nm	nm

PRO FORMA ANALYSIS—POST TRANSACTION (INCLUDES NEW BANK BRANCHING STRATEGY)

5 Year Projections

EXHIBIT P-9

PRO FORMA ANALYSIS—POST TRANSACTION

East Alabama Bank Only ($000)

	Projected Financial Statements
	2007	2008	2009	2010	2011
Ratio Analysis
Return on Average Assets	na	-6.05%	-3.61%	-0.16%	0.79%
Return on Average Equity	na	-16.39%	-17.97%	-1.42%	8.77%

Yield on Earning Assets	na	4.75%	6.77%	6.59%	6.82%
Cost of IB Funds	na	3.18%	2.17%	2.55%	2.85%
Net Spread	na	1.57%	4.60%	4.04%	3.97%
Net Interest Margin	na	2.84%	5.20%	4.61%	4.59%
Fee Income / Avg Assets	na	0.69%	1.07%	1.08%	1.08%
Operating Exp / Avg Assets	na	8.11%	8.99%	5.32%	4.31%
Operating Income / Avg Assets	na	-4.84%	-3.13%	0.10%	1.15%
Efficiency Ratio	na	248.3%	153.4%	98.1%	78.9%
Payout Ratio	na	nm	nm	nm	nm

PRO FORMA ANALYSIS—POST TRANSACTION (INCLUDES NEW BANK BRANCHING STRATEGY)

5 Year Projections

EXHIBIT P-10

PRO FORMA ANALYSIS—POST TRANSACTION

East Alabama Bank Only ($000)

	Projected Financial Statements
	2007	2008	2009	2010	2011
Balance Sheet Assumptions:
Asset Growth Rate	na	na	na	na	na
Deposit Growth Rate	na	na	na	na	na
Earning Assets / Total Assets	na	na	na	na	na
Loan / Deposit Ratio	na	na	na	na	na
DDA / Total Deposits	na	na	na	na	na
Net Change in Fed Funds Purchased	na	na	na	na	na
Net Change in FHLB Advances	na	0	0	0	0
Net Change in Subordinated Debt	na	0	0	0	0
Other Liabilities Growth	na	na	0.0%	0.0%	0.0%
Loan Loss Reserve / Loans	na	1.33%	0.98%	0.88%	0.98%

Income Statement Assumptions:
Yield on Fed Funds Sold / CDs / Rev Repos	na	0%	0%	0%	0%
Yield on Securities (FTE)	na	3.80%	4.50%	4.40%	4.70%
Yield on Loans (FTE)	na	4.75%	6.90%	6.90%	7.05%
Cost of Int Bearing Deposits	na	4.20%	2.15%	2.55%	2.85%
Cost of Fed Funds Purchased and Repos	na	0.00%	2.50%	2.50%	2.50%
Cost of Long-Term Borrowings	na	5.00%	5.00%	5.00%	5.00%
Cost of Subordinated Debt	na	0.00%	0.00%	0.00%	0.00%
Fee Income / Avg Assets	na	0.69%	1.07%	1.08%	1.08%
Salary Expense Growth	na	na	177.44%	7.71%	18.41%
Occupancy Expense Growth	na	na	5.00%	8.50%	8.50%
Other Expense Growth	na	na	14.66%	14.31%	10.39%
Security Gains/(Losses)	na	0	0.00%	0.00%	0.00%
Intangible Amort Expense	na	0	0.00%	0.00%	0.00%
Loan Loss Provisions / Loans	na	1.33%	0.40%	0.26%	0.35%
Effective Tax Rate	na	0.00%	0.00%	0.00%	0.00%
Payout Ratio	na	0.00%	0.00%	0.00%	0.00%

PRO FORMA ANALYSIS—POST TRANSACTION (INCLUDES NEW BANK BRANCHING STRATEGY)

5 Year Projections

EXHIBIT P-11

PRO FORMA ANALYSIS—POST TRANSACTION

		LTM 6/30/2007	Projected Financial Statements
			2007	2008	2009	2010	2011
Consolidated Net Income ($000)
Peoples Bank Income		$6,458	$6,773	$10,936	$11,722	$11,890	$12,182
1) Interest Expense — Holding Co. Debt		0	0	0	0	0	0
2) Other Holding Company Expense[1]		(302)	(302)	(302)	(302)	(302)	(302)
3) Trust Preferred / Other Borrowings Expense[2]		0	0	(1,258)	(1,258)	(1,258)	(1,258)
4) Professional Expense Savings from Going Private[3]		0	0	300	300	300	300
3) Income Tax (Expense) / Benefit	38.3%	(5)	116	0	0	0	0

CONSOLIDATED GAAP INCOME		$6,151	$6,586	$9,676	$10,462	$10,630	$10,922
Less Tax Effect for S Corporation @	34.0%	na	na	(3,290)	(3,557)	(3,614)	(3,714)
East Alabama Bank Income		0	0	(1,127)	(1,134)	(91)	656

Projected Net Income (C Corp. Equivalent)		$6,151	$6,586	$5,259	$5,772	$6,924	$7,864

Projected Shareholder Dividend Payout Ratio[4]			82.00%	50.00%	87.00%	85.00%	90.00%

Projected Dividends Paid to Shareholders			$5,401	$4,838	$9,102	$9,035	$9,830
– S Shareholder Taxes on Reported Pre-Tax Earnings[5]			na	(3,290)	(3,557)	(3,614)	(3,714)

= After-Tax S Corporation Dividend			$5,401	$1,548	$5,545	$5,421	$6,117

[1]	Based on LTM performance
[2]	Based on trust preferred securities of $18 million and a stated interest rate of 8.00% (per management)
[2]	Expense savings resulting from the transaction were estimated by management
[3]

Dividends are targeted to cover the shareholders' estimated tax liability based on pre-tax earnings before the East Alabama contribution. Additionally, dividends are targeted to cover capital contributions as estimated in the projections provided by management.

[4]	Derivation of S Shareholder Taxes:

Taxable Income (Assumed Equal to Pre-Tax Income, Absent East AL)	na	9,676	10,462	10,630	10,922
× S Shareholder Tax Rate	na	34.0%	34.0%	34.0%	34.0%

S Shareholder Taxes	na	3,290	3,557	3,614	3,714

1) The projections were prepared by Mercer Capital, based on the Strategic Plan, prepared by management. No representations or warrants are made that the projections will be achieved.	Page 1

PRO FORMA ANALYSIS—POST TRANSACTION (INCLUDES NEW BANK BRANCHING STRATEGY)

5 Year Projections

EXHIBIT P-12

PRO FORMA ANALYSIS—POST TRANSACTION

			Projected Financial Statements
		6/30/2007	2007	2008	2009	2010	2011
Holding Company Capital
Beginning Common Equity			$47,454	$32,839	$36,550	$36,777	$38,280
+ Retained Earnings			1,186	3,711	227	1,503	1,748
– Common Stock Repurchased			(15,801)	0	0	0	0

= Total Equity		$49,491	32,839	36,550	36,777	38,280	40,028
+ / – Unrealized Gain on AFS Securities		2,226	2,226	2,226	2,226	2,226	2,226
+ Includible Trust Preferred Securities	33.33%	0.00	11,687	12,924	13,000	13,501	14,083
– Disallowed Goodwill and Other Intangibles		(5,366)	(5,290)	(5,138)	(4,986)	(4,834)	(4,682)

= Tier 1 Capital		$46,351	41,462	46,562	47,016	49,172	51,655
+ Includible Trust Preferred Securities		0.00	6,313	5,076	5,000	4,499	3,917
+ Loan Loss Reserve (Peoples and East AL)		2,658	3,023	3,733	4,402	4,914	5,587

= Tier 1 & 2 Capital		49,009	50,798	55,371	56,419	58,586	61,159

Trust Preferred Outstanding		$0.00	$18,000	$18,000	$18,000	$18,000	$18,000
Trust Preferred Securities / Core Capital		0.0%	28.2%	27.8%	27.6%	27.5%	27.3%

Total Assets (Peoples and East AL)		$436,687	$449,608	$499,588	$552,477	$604,104	$647,346
Risk Weighted Assets (Peoples and East AL)		$302,634	$312,478	$347,214	$383,972	$419,852	$449,905
Risk-Weighted Assets / Total Assets		69.3%	69.5%	69.5%	69.5%	69.5%	69.5%

Capital Ratios
Common Equity / Assets		11.3%	7.3%	7.3%	6.7%	6.3%	6.2%
Tangible Shareholders' Equity / Tangible Assets		10.2%	6.2%	6.4%	5.8%	5.6%	5.5%
Tier 1 Capital / Assets		10.6%	9.2%	9.3%	8.5%	8.1%	8.0%
Tier 1 Capital / Risk Weighted Assets		15.3%	13.3%	13.4%	12.2%	11.7%	11.5%
Tier 1 & 2 / Risk-Weighted Assets		16.2%	16.3%	15.9%	14.7%	14.0%	13.6%

1) The projections were prepared by Mercer Capital, based on the Strategic Plan, prepared by management. No representations or warrants are made that the projections will be achieved.	Page 2

PRO FORMA ANALYSIS—POST TRANSACTION (INCLUDES NEW BANK BRANCHING STRATEGY)

5 Year Projections

EXHIBIT P-13

PRO FORMA ANALYSIS—POST TRANSACTION

	Projected Financial Statements
	2007	2008	2009	2010	2011
Holding Company Cash Flow
Cash Receipts:
Dividends from Bank	$3,386	$14,217	$10,550	$11,890	$11,208
Tax Benefit	116	0	0	0	0
Trust Preferred Issuance	18,000	0	0	0	0
Additional Borrowings	0	0	0	0	0

Total Inflows	$21,502	$14,217	$10,550	$11,890	$11,208

Cash Disbursements:
Holding Company Expenses	$186	$1,260	$1,260	$1,260	$1,260
Injections into Bank Subsidiary	0	8,000	0	1,500	0
Share Repurchase	15,801	0	0	0	0
Common Dividends Paid	5,401	4,838	9,102	9,035	9,830

Total Outflows	$21,388	$14,098	$10,362	$11,795	$11,090

REMAINING CASH FLOW AVAILABLE	114	119	188	94	118

1) The projections were prepared by Mercer Capital, based on the Strategic Plan, prepared by management. No representations or warrants are made that the projections will be achieved.	Page 3

EXHIBIT 12

ALTRUST FINANCIAL SERVICES, INC.

BENEFITS TO ESOP PARTICIPANTS FROM S ELECTION

HYPOTHETICAL—ALTRUST AS AN S CORPORATION

	12/31/2007	12/31/2008	12/31/2009	12/31/2010	12/31/2011
ESOP Shares
Shares Held by the ESOP	1,087,819	1,087,819	1,182,819	1,285,819	1,389,819	<> ESOP shares increase to the extent total shares outstanding increase
÷ Shares Outstanding	5,000,144	5,000,144	5,095,144	5,198,144	5,302,144	<> fully diluted shares (net of 695,000 repurchased)

= % of Shares Held by ESOP	21.8%	21.8%	23.2%	24.7%	26.2%

		2008	2009	2010	2011
Average Shares held by ESOP		21.8%	22.5%	24.0%	25.5%

		2008	2009	2010	2011
Distributions Received by ESOP
Annual Dividend		$1,600,046	$1,630,446	$1,663,406	$1,696,686	<> Estimated to be $0.32 per management
Distribution for Taxes		3,948,400	4,402,000	4,583,600	4,791,200	<> See calculation below (40% of projected pre-tax earnings)

Total Distribution		$5,548,446	$6,032,446	$6,247,006	$6,487,886
× Average Shares Held by ESOP		21.8%	22.5%	24.0%	25.5%

= ESOP's Pro Rata Share of Distributions		$1,209,561	$1,357,300	$1,499,281	$1,654,411
÷ Full-Time Equivalent Employees		169	176	183	190	<> Assumed to increase by 4% per year

= ESOP Distributions per Employee		$7,157	$7,712	$8,193	$8,707

ESOP's Pro-Rata Share of Distributions		$5,720,554	<> sum of entire 2008-2011 period
ESOP Distributions per Employee		$31,769	<> sum of entire 2008-2011 period

Notes:		2008	2009	2010	2011
Pre-Tax Income		$9,871,000	$11,005,000	$11,459,000	$11,978,000	<> per management’s projections (10/16/07 version)
× Estimated Shareholder Level Tax Rate		40.0%	40.0%	40.0%	40.0%	<> per management’s projections

= Distributions to Shareholders for Taxes		$3,948,400	$4,402,000	$4,583,600	$4,791,200

EXHIBIT 13

ALTRUST FINANCIAL SERVICES, INC.

BENEFITS TO ESOP PARTICIPANTS FROM S ELECTION

HYPOTHETICAL—ALTRUST AS A C CORP.

	2008	2009	2010	2011
Dividends Received by ESOP
Estimated C Corporation Dividends	$1,600,046	$1,600,046	$1,600,046	$1,600,046	<> Estimated to be $0.32 per management
× Average Shares Held by ESOP	21.8%	21.8%	21.8%	21.8%	<> constant ownership % (limited cash available to purchase shares)

= ESOP's Pro Rata Share of Dividends	$348,810	$348,810	$348,810	$348,810
÷ Full-Time Equivalent Employees	169	176	183	190	<> Assumed to increase by 4% per year

= ESOP Dividends per Employee	$2,064	$1,982	$1,906	$1,836

ESOP's Pro-Rata Share of Dividends	$1,395,240	<> sum of entire 2008-2011 period
ESOP Dividends per Employee	$7,788	<> sum of entire 2008-2011 period

Exhibit B-1

Peoples Bank of North Alabama

Historical Balance Sheets ($ Thousands)

			Historical Balance Sheets				Compound Annual Growth Rates
	YTD	FY	FY	FY	FY	FY
Assets	6/30/2007	2006	2005	2004	2003	2002	2005-06	2002-06
Total Securities	114,338	122,460	128,878	136,983	59,817	22,993	-5.0%	51.9%
Trading Account	0	0	0	0	0	0	nm	nm
Fed Funds + CDs + Rev Repos	6,344	2,583	5,575	15,113	125	15,770	-53.7%	-36.4%
Gross Loans & Leases	261,490	246,810	211,989	195,439	185,000	187,461	16.4%	7.1%
Loan Loss Allowance	2,658	2,630	2,405	2,500	2,323	2,198	9.4%	4.6%
Net Loans & Leases	258,832	244,180	209,584	192,939	182,677	185,263	16.5%	7.1%

Total Earning Assets	379,514	369,223	344,037	345,035	242,619	224,026	7.3%	13.3%

Cash and Due From Banks	18,284	15,686	17,697	10,063	5,860	30,355	-11.4%	-15.2%
Bank Premises	13,159	15,354	14,607	12,796	12,572	10,661	5.1%	9.5%
Other Real Estate Owned	1,367	1,111	1,231	1,808	1,647	1,476	-9.7%	-6.9%
Investment In Unconsolidated Sub	0	0	0	0	0	0	nm	nm
Intangible Assets	5,366	5,442	5,596	5,748	5,524	5,993	-2.8%	-2.4%
Cash Surrender Value of Life Insurance*	9,466	9,301	9,026	8,665	7,326	0	3.0%	nm
Other Assets	9,531	9,553	10,738	9,484	3,655	4,233	-11.0%	22.6%

TOTAL ASSETS	$436,687	$425,670	$402,932	$393,599	$279,203	$276,744	5.6%	11.4%

Liabilities & Equity
Demand Deposits	45,197	42,851	43,051	30,329	42,567	57,817	-0.5%	-7.2%
Time & Savings Deposits	282,230	263,679	228,850	211,197	173,541	173,574	15.2%	11.0%
Total Deposits	327,427	306,530	271,901	241,526	216,108	231,391	12.7%	7.3%

Fed Funds Purchased	6,236	2,448	0	0	10,573	4,514	nm	-14.2%
Repurchase Agreements	0	0	0	4,714	4,997	0	nm	nm
FHLB Advances & Other Borrowings	51,056	65,764	83,062	101,921	6,059	6,147	-20.8%	80.9%
Subordinated Debt	0	0	0	0	0	0	nm	nm
Other Liabilities	3,458	3,618	1,978	1,974	1,231	1,447	82.9%	25.7%

Total Liabilities	388,177	378,360	356,941	350,135	238,968	243,499	6.0%	11.6%

Minority Interest	0	0	0	0	0	0	nm	nm
Preferred Stock	0	0	0	0	0	0	nm	nm
Common Stock	48,510	47,310	45,991	43,464	40,235	33,245	2.9%	9.2%
Total Equity	48,510	47,310	45,991	43,464	40,235	33,245	2.9%	9.2%

TOTAL LIABILITIES & EQUITY	$436,687	$425,670	$402,932	$393,599	$279,203	$276,744	5.6%	11.4%

Average Fed Funds & Rev Repos	4,252	4,196	10,203	10,231	6,693	23,038	-58.9%	-34.7%
Average Securities	120,180	123,618	133,943	97,847	39,929	23,699	-7.7%	51.1%
Average Loans	247,491	233,546	197,071	192,486	185,716	170,627	18.5%	8.2%
Average Earning Assets	373,312	362,462	343,153	302,413	232,748	217,447	5.6%	13.6%

Average Total Assets	$427,091	$416,662	$393,551	$345,552	$282,782	$253,071	5.9%	13.3%

Average Demand Deposits	43,674	42,951	36,690	36,448	50,192	43,254	17.1%	-0.2%
Average Interest-Bearing Deposits	270,964	255,869	219,601	193,270	182,996	169,938	16.5%	10.8%
Average Borrowings	61,526	69,363	93,686	81,899	17,096	8,648	-26.0%	68.3%
Average Interest-Bearing Funds	334,738	327,089	316,233	264,544	198,722	177,764	3.4%	16.5%

Average Total Equity	$47,026	$44,897	$44,769	$41,904	$36,286	$29,232	0.3%	11.3%

Avg Earning Assets/Avg Assets	87.4%	87.0%	87.2%	87.5%	82.3%	85.9%
Peer Average	93.0%	92.9%	92.7%	92.5%	92.4%	92.5%
Avg Int-Bear Funds/Avg Assets	78.4%	78.5%	80.4%	76.6%	70.3%	70.2%
Peer Average	77.1%	76.7%	76.3%	76.5%	76.8%	77.3%

*	In 2005 and prior years, this field was reported only if it exceeded 25% of "other" assets

Peer	Data consists of 1,194 banks with average assets between $300-$500 million at 6/30/07.

Exhibit B-1a

Peoples Bank of North Alabama

Historical Balance Sheets ($ Thousands)

	Historical Balance Sheets					Period-to-Period Growth Rates
Assets	2nd Qtr Jun-07	1st Qtr Mar-07	4th Qtr Dec-06	3rd Qtr Sep-06	2nd Qtr Jun-06	2nd Qtr / 1st Qtr	1st Qtr / 4th Qtr	4th Qtr / 3rd Qtr	3rd Qtr / 2nd Qtr
Total Securities	114,338	119,938	122,460	120,488	121,711	-4.7%	-2.1%	1.6%	-1.0%
Trading Account	0	0	0	0	0	nm	nm	nm	nm
Fed Funds + CDs + Rev Repos	6,344	11,335	2,583	6,131	3,121	-44.0%	338.8%	-57.9%	96.4%
Gross Loans & Leases	261,490	251,688	246,810	241,388	236,919	3.9%	2.0%	2.2%	1.9%
Loan Loss Allowance	2,658	2,640	2,630	2,577	2,491	0.7%	0.4%	2.1%	3.5%
Net Loans & Leases	258,832	249,048	244,180	238,811	234,428	3.9%	2.0%	2.2%	1.9%

Total Earning Assets	379,514	380,321	369,223	365,430	359,260	-0.2%	3.0%	1.0%	1.7%

Cash and Due From Banks	18,284	16,376	15,686	17,809	19,012	11.7%	4.4%	-11.9%	-6.3%
Bank Premises	13,159	15,723	15,354	15,601	15,732	-16.3%	2.4%	-1.6%	-0.8%
Other Real Estate Owned	1,367	1,455	1,111	1,192	1,124	-6.0%	31.0%	-6.8%	6.0%
Investment In Unconsolidated Sub	0	0	0	0	0	nm	nm	nm	nm
Intangible Assets	5,366	5,404	5,442	5,482	5,520	-0.7%	-0.7%	-0.7%	-0.7%
Cash Surrender Value of Life Insurance*	9,466	9,385	9,301	9,220	9,138	0.9%	0.9%	0.9%	0.9%
Other Assets	9,531	8,662	9,553	9,600	10,393	10.0%	-9.3%	-0.5%	-7.6%

TOTAL ASSETS	$436,687	$437,326	$425,670	$424,334	$420,179	-0.1%	2.7%	0.3%	1.0%

Liabilities & Equity
Demand Deposits	45,197	45,386	42,851	42,460	42,803	-0.4%	5.9%	0.9%	-0.8%
Time & Savings Deposits	282,230	284,149	263,679	266,914	256,002	-0.7%	7.8%	-1.2%	4.3%

Total Deposits	327,427	329,535	306,530	309,374	298,805	-0.6%	7.5%	-0.9%	3.5%

Fed Funds Purchased	6,236	0	2,448	0	1,679	nm	-100.0%	nm	-100.0%
Repurchase Agreements	0	0	0	0	0	nm	nm	nm	nm
FHLB Advances & Other Borrowings	51,056	54,803	65,764	65,796	73,599	-6.8%	-16.7%	0.0%	-10.6%
Subordinated Debt	0	0	0	0	0	nm	nm	nm	nm
Other Liabilities	3,458	4,225	3,618	3,094	2,685	-18.2%	16.8%	16.9%	15.2%

Total Liabilities	388,177	388,563	378,360	378,264	376,768	-0.1%	2.7%	0.4%	nm

Minority Interest	0	0	0	0	0	nm	nm	nm	nm
Preferred Stock	0	0	0	0	0	nm	nm	nm	nm
Common Stock	48,510	48,763	47,310	46,070	43,411	-0.5%	3.1%	2.7%	6.1%

Total Equity	48,510	48,763	47,310	46,070	43,411	-0.5%	3.1%	2.7%	6.1%

TOTAL LIABILITIES & EQUITY	$436,687	$437,326	$425,670	$424,334	$420,179	-0.1%	2.7%	0.3%	1.0%

Average Fed Funds & Rev Repos	3,427	4,522	5,001	4,056	3,966	-24.2%	-9.6%	23.3%	2.3%
Average Securities	118,470	121,015	120,075	121,161	124,457	-2.1%	0.8%	-0.9%	-2.6%
Average Loans	256,996	250,219	242,476	240,271	230,890	2.7%	3.2%	0.9%	4.1%
Average Earning Assets	380,269	377,017	369,502	366,459	360,547	0.9%	2.0%	0.8%	1.6%

Average Total Assets	$434,004	$430,304	$423,287	$420,769	$414,295	0.9%	1.7%	0.6%	1.6%

Average Demand Deposits	45,292	44,119	42,656	42,632	#REF!	2.7%	3.4%	0.1%	#REF!
Average Interest-Bearing Deposits	283,189	273,914	265,296	261,458	255,150	3.4%	3.2%	1.5%	2.5%
Average Borrowings	57,292	54,803	68,212	65,796	75,278	4.5%	-19.7%	3.7%	-12.6%
Average Interest-Bearing Funds	339,237	335,421	332,300	331,995	326,873	1.1%	0.9%	0.1%	1.6%

Average Total Equity	$48,636	$48,036	$46,690	$44,740	$43,434	1.2%	2.9%	4.4%	3.0%

Avg Earning Assets/Avg Assets	87.6%	87.6%	87.3%	87.1%	87.0%
Avg Int-Bear Funds/Avg Assets	78.2%	77.9%	78.5%	78.9%	78.9%

*	In 2005 and prior years, this field was reported only if it exceeded 25% of “other” assets

Peer Data consists of 1,194 banks with average assets between $300-$500 million at 6/30/07.

Exhibit B-2

Peoples Bank of North Alabama

Historical Balance Sheet as a

Percentage of Total Assets

	Historical Percentage Balance Sheets						Historical Percentage Balance Sheets
Assets	YTD 6/30/2007	FY 2006	FY 2005	FY 2004	FY 2003	FY 2002	Peer Average	2nd Qtr Jun-07	1st Qtr Mar-07	4th Qtr Dec-06	3rd Qtr Sep-06
Total Securities	26.2%	28.8%	32.0%	34.8%	21.4%	8.3%	17.9%	26.2%	27.4%	28.8%	28.4%
Trading Account	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%	0.0%	0.0%	0.0%	0.0%
Fed Funds + CDs + Rev Repos	1.5%	0.6%	1.4%	3.8%	0.0%	5.7%	3.2%	1.5%	2.6%	0.6%	1.4%
Gross Loans & Leases	59.9%	58.0%	52.6%	49.7%	66.3%	67.7%	70.6%	59.9%	57.6%	58.0%	56.9%
Loan Loss Allowance	0.6%	0.6%	0.6%	0.6%	0.8%	0.8%	0.9%	0.6%	0.6%	0.6%	0.6%
Net Loans & Leases	59.3%	57.4%	52.0%	49.0%	65.4%	66.9%	69.7%	59.3%	56.9%	57.4%	56.3%

Total Earning Assets	86.9%	86.7%	85.4%	87.7%	86.9%	81.0%	91.0%	86.9%	87.0%	86.7%	86.1%

Cash and Due From Banks	4.2%	3.7%	4.4%	2.6%	2.1%	11.0%	2.6%	4.2%	3.7%	3.7%	4.2%
Bank Premises	3.0%	3.6%	3.6%	3.3%	4.5%	3.9%	1.9%	3.0%	3.6%	3.6%	3.7%
Other Real Estate Owned	0.3%	0.3%	0.3%	0.5%	0.6%	0.5%	0.1%	0.3%	0.3%	0.3%	0.3%
Investment In Unconsolidated Sub	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Intangible Assets	1.2%	1.3%	1.4%	1.5%	2.0%	2.2%	1.0%	1.2%	1.2%	1.3%	1.3%
Cash Surrender Value of Life Insurance*	2.2%	2.2%	2.2%	2.2%	2.6%	0.0%	0.8%	2.2%	2.1%	2.2%	2.2%
Other Assets	2.2%	2.2%	2.7%	2.4%	1.3%	1.5%	2.6%	2.2%	2.0%	2.2%	2.3%

TOTAL ASSETS	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Liabilities & Equity
Demand Deposits	10.3%	10.1%	10.7%	7.7%	15.2%	20.9%	12.1%	10.3%	10.4%	10.1%	10.0%
Time & Savings Deposits	64.6%	61.9%	56.8%	53.7%	62.2%	62.7%	68.4%	64.6%	65.0%	61.9%	62.9%

Total Deposits	75.0%	72.0%	67.5%	61.4%	77.4%	83.6%	80.5%	75.0%	75.4%	72.0%	72.9%

Fed Funds Purchased	1.4%	0.6%	0.0%	0.0%	3.8%	1.6%	0.9%	1.4%	0.0%	0.6%	0.0%
Repurchase Agreements	0.0%	0.0%	0.0%	1.2%	1.8%	0.0%	2.1%	0.0%	0.0%	0.0%	0.0%
FHLB Advances & Other Borrowings	11.7%	15.4%	20.6%	25.9%	2.2%	2.2%	5.3%	11.7%	12.5%	15.4%	15.5%
Subordinated Debt	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.0%	0.0%	0.0%
Other Liabilities	0.8%	0.8%	0.5%	0.5%	0.4%	0.5%	1.0%	0.8%	1.0%	0.8%	0.7%
Total Liabilities	88.9%	88.9%	88.6%	89.0%	85.6%	88.0%	89.9%	88.9%	88.8%	88.9%	89.1%

Minority Interest	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Preferred Stock	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Common Stock	11.1%	11.1%	11.4%	11.0%	14.4%	12.0%	10.1%	11.1%	11.2%	11.1%	10.9%
Total Equity	11.1%	11.1%	11.4%	11.0%	14.4%	12.0%	10.1%	11.1%	11.2%	11.1%	10.9%

TOTAL LIABILITIES & EQUITY	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Tangible Common Equity/Tangible Assets	10.0%	10.0%	10.2%	9.7%	12.7%	10.1%		10.0%	10.0%	10.0%	9.7%
Peer Average	8.6%	8.6%	8.4%	8.5%	8.5%	8.5%

Tier 1 Capital	45,370	43,184	42,332	37,995	35,221	27,307		45,370	44,445	43,184	42,367
Tier 2 Capital	2,658	2,630	2,405	2,500	2,323	2,198		2,658	2,640	2,630	2,577

Risk-Weighted Assets	302,634	289,571	262,013	241,685	203,650	187,723		302,634	295,818	289,571	289,962

Leverage Ratio	10.6%	10.3%	10.8%	9.8%	12.6%	10.0%		10.6%	10.5%	10.3%	10.2%
Risk-Based Capital Ratio	15.9%	15.8%	17.1%	16.8%	18.4%	15.7%		15.9%	15.9%	15.8%	15.5%

*	In 2005 and prior years, this field was reported only if it exceeded 25% of “other” assets

Peer Data consists of 1,194 banks with average assets between $300-$500 million at 6/30/07.

Exhibit B-3

Peoples Bank of North Alabama

Historical Income Statements ($ Thousands)

	Historical Income Statements						Compound Annual Growth Rates
	LTM 6/30/2007	FY 2006	FY 2005	FY 2004	FY 2003	FY 2002	2005-06	2002-06
Interest Income
Taxable Loans	19,267	17,817	13,935	13,216	14,465	14,758	27.9%	4.8%
Tax-Free Loans	84	86	61	29	11	24	41.0%	37.6%
Fed Funds Sold & CD’s	299	293	379	147	195	394	-22.7%	-7.1%
Taxable Securities	4,220	4,368	4,634	3,302	995	527	-5.7%	69.7%
Tax-Free Securities	926	912	748	286	53	70	21.9%	90.0%
Estimated Tax Benefit	520	514	417	162	33	48	23.3%	80.9%
Other Interest Income	0	0	202	104	33	44	-100.0%	-100.0%

Interest Income (FTE)	25,316	23,990	20,376	17,246	15,785	15,865	17.7%	10.9%

Interest Expense
Large CDs	2,418	1,837	801	614	636	987	129.3%	16.8%
Other Deposits	5,351	4,621	2,834	2,117	2,836	3,526	63.1%	7.0%
Fed Funds Purchased	80	61	76	106	130	51	-19.7%	4.6%
Other Interest Expense	2,554	2,776	3,108	1,831	271	217	-10.7%	89.1%

Interest Expense	10,403	9,295	6,819	4,668	3,873	4,781	36.3%	18.1%

Net Interest Income (FTE)	14,913	14,695	13,557	12,578	11,912	11,084	8.4%	7.3%

Fee Income
Deposit Account Service Charges	8,706	8,475	5,650	5,083	3,628	2,778	50.0%	32.2%
Other Operating Income	2,467	1,771	1,379	550	922	357	28.4%	49.2%

Total Other Income	11,173	10,246	7,029	5,633	4,550	3,135	45.8%	34.5%

Adjusted Gross Income (FTE)	26,086	24,941	20,586	18,211	16,462	14,219	21.2%	15.1%

Non-Interest Operating Expense
Salaries & Benefits	6,960	6,427	5,761	5,981	5,721	4,438	11.6%	9.7%
Net Occupancy	2,526	2,381	1,892	1,792	1,814	1,506	25.8%	12.1%
Other Operating Expenses	6,451	5,923	5,523	4,903	3,795	3,124	7.2%	17.3%

Non-Interest Operating Expenses	15,937	14,731	13,176	12,676	11,330	9,068	11.8%	12.9%

Basic Operating Income (FTE)	10,149	10,210	7,410	5,535	5,132	5,151	37.8%	18.7%

Security Transactions	0	(43)	0	8	1	150	nm	nm
Loan Loss Provision	364	369	100	426	837	1,152	269.0%	-24.8%
Pre-Tax Income (FTE)	9,785	9,798	7,310	5,117	4,296	4,149	34.0%	24.0%
FTE Adjustment	520	514	417	162	33	48	23.3%	80.9%
Pre-Tax Income	9,265	9,284	6,893	4,955	4,263	4,101	34.7%	22.7%
Taxes	2,807	2,960	1,981	1,462	1,383	1,163	49.4%	26.3%
Income Before Extraordinary Items	6,458	6,324	4,912	3,493	2,880	2,938	28.7%	21.1%
Net Extraordinary Items	0	0	0	0	0	0	nm	nm

NET INCOME	$6,458	$6,324	$4,912	$3,493	$2,880	$2,938	28.7%	21.1%

TOTAL DIVIDENDS	$2,526	$7,781	$1,436	$1,044	$0	$0
Dividend Payout Ratio	39.1%	123.0%	29.2%	29.9%	0.0%	0.0%
Peer Average	60.1%	58.9%	51.1%	52.1%	54.5%	52.6%

Taxes / Reported Pre-Tax Income	30.3%	31.9%	28.7%	29.5%	32.4%	28.4%
Taxes (FTE) / Pre-Tax Inc (FTE)	34.0%	35.5%	32.8%	31.7%	33.0%	29.2%

MEMO:
Net Gains/(Losses) - OREO	12	(12)	(85)	(97)	(94)	(28)
Net Gains/(Losses) - Loans	(3)	0	0	0	0	(1)
Net Gains/(Losses) - Other Assets	289	(83)	2	(129)	(9)	(5)

Peer Data consists of 1,194 banks with average assets between $300-$500 million at 6/30/07.

Exhibit B-3a

Peoples Bank of North Alabama

Historical Income Statements ($ Thousands)

for the Quarters Ended

	Historical Quarterly Income Statements					Period-to-Period Growth Rates
	2nd Qtr Jun-07	1st Qtr Mar-07	4th Qtr Dec-06	3rd Qtr Sep-06	2nd Qtr Jun-06	2nd Qtr / 1st Qtr	1st Qtr / 4th Qtr	4th Qtr / 3rd Qtr	3rd Qtr / 2nd Qtr
Interest Income
Taxable Loans	5,053	4,850	4,769	4,595	4,451	4.2%	1.7%	3.8%	3.2%
Tax-Free Loans	20	21	21	22	21	-4.8%	0.0%	-4.5%	4.8%
Fed Funds Sold & CD’s	56	76	99	68	66	-26.3%	-23.2%	45.6%	3.0%
Taxable Securities	1,076	1,106	892	1,146	1,150	-2.7%	24.0%	-22.2%	-0.3%
Tax-Free Securities	231	231	232	232	230	0.0%	-0.4%	0.0%	0.9%
Estimated Tax Benefit	129	130	130	131	129	-0.8%	0.0%	-0.8%	1.6%
Other Interest Income	0	0	0	0	0	nm	nm	nm	nm
Interest Income (FTE)	6,565	6,414	6,143	6,194	6,047	2.4%	4.4%	-0.8%	2.4%

Interest Expense
Large CDs	678	684	530	526	423	-0.9%	29.1%	0.8%	24.3%
Other Deposits	1,449	1,375	1,296	1,231	1,101	5.4%	6.1%	5.3%	11.8%
Fed Funds Purchased	38	22	7	13	23	72.7%	214.3%	-46.2%	-43.5%
Other Interest Expense	488	585	788	693	658	-16.6%	-25.8%	13.7%	5.3%

Interest Expense	2,653	2,666	2,621	2,463	2,205	-0.5%	1.7%	6.4%	11.7%

Net Interest Income (FTE)	3,912	3,748	3,522	3,731	3,842	4.4%	6.4%	-5.6%	-2.9%

Fee Income
Deposit Account Service Charges	2,250	1,979	2,197	2,280	2,235	13.7%	-9.9%	-3.6%	2.0%
Other Operating Income	945	552	636	334	400	71.2%	-13.2%	90.4%	-16.5%

Total Other Income	3,195	2,531	2,833	2,614	2,635	26.2%	-10.7%	8.4%	-0.8%

Adjusted Gross Income (FTE)	7,107	6,279	6,355	6,345	6,477	13.2%	-1.2%	0.2%	-2.0%

Non-Interest Operating Expense
Salaries & Benefits	1,792	1,776	1,547	1,845	1,552	0.9%	14.8%	-16.2%	18.9%
Net Occupancy	630	618	660	618	552	1.9%	-6.4%	6.8%	12.0%
Other Operating Expenses	1,953	1,528	1,560	1,410	1,588	27.8%	-2.1%	10.6%	-11.2%

Non-Interest Operating Expenses	4,375	3,922	3,767	3,873	3,692	11.6%	4.1%	-2.7%	4.9%

Basic Operating Income (FTE)	2,732	2,357	2,588	2,472	2,785	15.9%	-8.9%	4.7%	-11.2%

Security Transactions	0	0	0	0	0	nm	nm	nm	nm
Loan Loss Provision	43	132	90	99	150	-67.4%	46.7%	-9.1%	-34.0%
Pre-Tax Income (FTE)	2,689	2,225	2,498	2,373	2,635	20.9%	-10.9%	5.3%	-9.9%
FTE Adjustment	129	130	130	131	129	-0.8%	0.0%	-0.8%	1.6%
Pre-Tax Income	2,560	2,095	2,368	2,242	2,506	22.2%	-11.5%	5.6%	-10.5%
Taxes	762	649	727	669	999	17.4%	-10.7%	8.7%	-33.0%
Income Before Extraordinary Items	1,798	1,446	1,641	1,573	1,507	9.6%	-8.1%	8.9%	nm
Net Extraordinary Items	0	0	0	0	0	nm	nm	nm	nm

NET INCOME	$1,798	$1,446	$1,641	$1,573	$1,507	24.3%	-11.9%	4.3%	4.4%

TOTAL DIVIDENDS	$739	$257	$1,091	$439	$348
Dividend Payout Ratio	41.1%	17.8%	66.5%	27.9%	23.1%

Taxes / Reported Pre-Tax Income	29.8%	31.0%	30.7%	29.8%	39.9%
Taxes (FTE) / Pre-Tax Inc (FTE)	33.1%	35.0%	34.3%	33.7%	42.8%

MEMO:
Net Gains/(Losses) - OREO	26	0	(13)	(1)	(4)
Net Gains/(Losses) - Loans	(2)	(1)	0	0	0
Net Gains/(Losses) - Other Assets	372	0	(2)	(81)	0

Peer Data consists of 1,194 banks with average assets between $300-$500 million at 6/30/07.

Exhibit B-4

Peoples Bank of North Alabama

Historical Income Statements as a

Percentage of Average Assets

	Historical Percentage Income Statements						Historical Percentage Income Statements
	LTM 6/30/2007	FY 2006	FY 2005	FY 2004	FY 2003	FY 2002	Peer Average	2nd Qtr Jun-07	1st Qtr Mar-07	4th Qtr Dec-06	3rd Qtr Sep-06
Interest Income
Taxable Loans	4.51%	4.28%	3.54%	3.82%	5.12%	5.83%		4.66%	4.51%	4.51%	4.37%
Tax-Free Loans	0.02%	0.02%	0.02%	0.01%	0.00%	0.01%		0.02%	0.02%	0.02%	0.02%
Fed Funds Sold & CD’s	0.07%	0.07%	0.10%	0.04%	0.07%	0.16%		0.05%	0.07%	0.09%	0.06%
Taxable Securities	0.99%	1.05%	1.18%	0.96%	0.35%	0.21%		0.99%	1.03%	0.84%	1.09%
Tax-Free Securities	0.22%	0.22%	0.19%	0.08%	0.02%	0.03%		0.21%	0.21%	0.22%	0.22%
Estimated Tax Benefit	0.12%	0.12%	0.11%	0.05%	0.01%	0.02%		0.12%	0.12%	0.12%	0.12%
Other Interest Income	0.00%	0.00%	0.05%	0.03%	0.01%	0.02%		0.00%	0.00%	0.00%	0.00%
Interest Income (FTE)	5.93%	5.76%	5.18%	4.99%	5.58%	6.27%	6.98%	6.05%	5.96%	5.81%	5.89%

Interest Expense
Large CDs	0.57%	0.44%	0.20%	0.18%	0.22%	0.39%		0.62%	0.64%	0.50%	0.50%
Other Deposits	1.25%	1.11%	0.72%	0.61%	1.00%	1.39%		1.34%	1.28%	1.22%	1.17%
Fed Funds Purchased	0.02%	0.01%	0.02%	0.03%	0.05%	0.02%		0.04%	0.02%	0.01%	0.01%
Other Interest Expense	0.60%	0.67%	0.79%	0.53%	0.10%	0.09%		0.45%	0.54%	0.74%	0.66%
Interest Expense	2.44%	2.23%	1.73%	1.35%	1.37%	1.89%	3.01%	2.45%	2.48%	2.48%	2.34%
Net Interest Income (FTE)	3.49%	3.53%	3.44%	3.64%	4.21%	4.38%	3.97%	3.61%	3.48%	3.33%	3.55%

Fee Income
Deposit Account Service Charges	2.04%	2.03%	1.44%	1.47%	1.28%	1.10%	0.39%	2.07%	1.84%	2.08%	2.17%
Other Operating Income	0.58%	0.43%	0.35%	0.16%	0.33%	0.14%	1.01%	0.87%	0.51%	0.60%	0.32%
Total Other Income	2.62%	2.46%	1.79%	1.63%	1.61%	1.24%	1.39%	2.94%	2.35%	2.68%	2.48%
Adjusted Gross Income (FTE)	6.11%	5.99%	5.23%	5.27%	5.82%	5.62%	5.36%	6.55%	5.84%	6.01%	6.03%

Non-Interest Operating Expense
Salaries & Benefits	1.63%	1.54%	1.46%	1.73%	2.02%	1.75%	1.72%	1.65%	1.65%	1.46%	1.75%
Net Occupancy	0.59%	0.57%	0.48%	0.52%	0.64%	0.60%	0.42%	0.58%	0.57%	0.62%	0.59%
Other Operating Expenses	1.51%	1.42%	1.40%	1.42%	1.34%	1.23%	1.10%	1.80%	1.42%	1.47%	1.34%
Non-Interest Operating Expenses	3.73%	3.54%	3.35%	3.67%	4.01%	3.58%	3.23%	4.03%	3.65%	3.56%	3.68%
Basic Operating Income (FTE)	2.38%	2.45%	1.88%	1.60%	1.81%	2.04%	2.13%	2.52%	2.19%	2.45%	2.35%

Security Transactions	0.00%	-0.01%	0.00%	0.00%	0.00%	0.06%	0.00%	0.00%	0.00%	0.00%	0.00%
Loan Loss Provision	0.09%	0.09%	0.03%	0.12%	0.30%	0.46%	0.19%	0.04%	0.12%	0.09%	0.09%
Pre-Tax Income (FTE)	2.29%	2.35%	1.86%	1.48%	1.52%	1.64%	1.93%	2.48%	2.07%	2.36%	2.26%
FTE Adjustment	0.12%	0.12%	0.11%	0.05%	0.01%	0.02%	0.09%	0.12%	0.12%	0.12%	0.12%
Pre-Tax Income	2.17%	2.23%	1.75%	1.43%	1.51%	1.62%	1.83%	2.36%	1.95%	2.24%	2.13%
Taxes	0.66%	0.71%	0.50%	0.42%	0.49%	0.46%	0.49%	0.70%	0.60%	0.69%	0.64%
Income Before Extraordinary Items	1.51%	1.52%	1.25%	1.01%	1.02%	1.16%	1.35%	1.66%	1.34%	1.55%	1.50%
Net Extraordinary Items	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

NET INCOME	1.51%	1.52%	1.25%	1.01%	1.02%	1.16%	1.35%	1.66%	1.34%	1.55%	1.50%

Return on Average Equity	13.73%	14.09%	10.97%	8.34%	7.94%	10.05%		14.79%	12.04%	14.06%	14.06%

Internal Growth Rate	8.36%	-3.25%	7.76%	5.84%	7.94%	10.05%		8.71%	9.90%	4.71%	10.14%
Peer Average	5.35%	5.44%	6.59%	6.07%	5.81%	6.08%
C Corp. Equivalent Returns
Return on Assets*	1.51%	1.52%	1.25%	1.01%	1.02%	1.16%		1.66%	1.34%	1.55%	1.50%
Peer Average**	1.22%	1.20%	1.25%	1.23%	1.22%	1.20%		1.20%	1.16%	1.18%	1.30%

Return on Equity*	13.73%	14.09%	10.97%	8.34%	7.94%	10.05%		14.79%	12.04%	14.06%	14.06%
Peer Average**	12.18%	11.94%	12.62%	12.42%	12.36%	12.31%		11.87%	11.45%	11.78%	12.97%

*	If the subject company is an S corporation, net income is adjusted for estimated C corporation taxes to derive a C corporation equivalent ROA and ROE. In order to compare the subject company to the peer group, we applied the same effective C corporation tax rate to both the subject company and the peer group in this analysis.
**	For the C corporations included in the peer group, Mercer calculated ROA and ROE based on the company’s actual net income. For S corporations, Mercer computed ROA and ROE based on C corporation equivalent net income (i.e., pre-tax income minus estimated C corporation taxes).

Estimated C Corporation Equivalent Tax Rate                        35.00%

Peer Data consists of 1,194 banks with average assets between $300-$500 million at 6/30/07.

Schedule 1

Peoples Bank of North Alabama

Spread Relationships / Margin Analysis

	LTM 6/30/2007	FY 2006	FY 2005	FY 2004	FY 2003	FY 2002	2nd Qtr Jun-07	1st Qtr Mar-07	4th Qtr Dec-06	3rd Qtr Sep-06
BANK:
Interest Income(FTE)/Avg Assets	5.93%	5.76%	5.18%	4.99%	5.58%	6.27%	6.05%	5.96%	5.81%	5.89%
Interest Expense/Average Assets	2.44%	2.23%	1.73%	1.35%	1.37%	1.89%	2.45%	2.48%	2.48%	2.34%

Net Interest Inc(FTE)/Avg Assets	3.49%	3.53%	3.44%	3.64%	4.21%	4.38%	3.61%	3.48%	3.33%	3.55%

Yield on Avg Earn Assets (FTE)	6.78%	6.62%	5.94%	5.70%	6.78%	7.30%	6.91%	6.80%	6.65%	6.76%
Cost of Interest-Bearing Funds	3.11%	2.84%	2.16%	1.76%	1.95%	2.69%	3.13%	3.18%	3.15%	2.97%

Net Spread (FTE)	3.67%	3.78%	3.78%	3.94%	4.83%	4.61%	3.78%	3.63%	3.50%	3.79%

Yield on Avg Earn Assets (FTE)	6.78%	6.62%	5.94%	5.70%	6.78%	7.30%	6.91%	6.80%	6.65%	6.76%
Cost of Average Earning Assets	2.79%	2.56%	1.99%	1.54%	1.66%	2.20%	2.79%	2.83%	2.84%	2.69%

Net Interest Margin (FTE)	3.99%	4.05%	3.95%	4.16%	5.12%	5.10%	4.11%	3.98%	3.81%	4.07%

PEER GROUP:
Interest Income(FTE) / Avg Assets	6.98%	6.69%	5.88%	5.37%	5.56%	6.28%	6.94%	6.83%	6.92%	6.86%
Interest Expense / Average Assets	3.01%	2.69%	1.89%	1.41%	1.58%	2.12%	3.07%	3.00%	2.97%	2.85%

Net Interest Inc(FTE) / Avg Assets	3.97%	4.00%	3.99%	3.96%	3.98%	4.16%	3.87%	3.83%	3.95%	4.02%

Yield on Avg Earn Assets (FTE)	7.50%	7.20%	6.35%	5.81%	6.02%	6.79%	7.46%	7.34%	7.44%	7.38%
Cost of Interest-Bearing Funds	3.91%	3.51%	2.48%	1.84%	2.06%	2.74%	3.96%	3.87%	3.86%	3.70%

Net Spread (FTE)	3.59%	3.69%	3.87%	3.96%	3.96%	4.05%	3.50%	3.47%	3.58%	3.68%

Yield on Avg Earn Assets (FTE)	7.50%	7.20%	6.35%	5.81%	6.02%	6.79%	7.46%	7.34%	7.44%	7.38%
Cost of Average Earning Assets	3.24%	2.90%	2.04%	1.52%	1.71%	2.29%	3.30%	3.22%	3.19%	3.06%

Net Interest Margin (FTE)	4.26%	4.30%	4.31%	4.28%	4.31%	4.50%	4.16%	4.12%	4.25%	4.32%

Supplemental Data - Assets:
Yield on Loans (FTE)	7.84%	7.68%	7.12%	6.89%	7.80%	8.67%	7.91%	7.80%	7.92%	7.71%
Peer Average	8.28%	7.98%	7.09%	6.55%	6.91%	7.59%	8.18%	8.06%	8.22%	8.18%

Yield on Total Securities (FTE)	4.68%	4.65%	4.31%	3.82%	2.69%	2.67%	4.81%	4.81%	4.14%	4.94%
Peer Average	5.01%	4.79%	4.33%	4.15%	4.27%	5.36%	5.14%	5.04%	4.96%	4.87%

Supplemental Data - Deposits:
Cost of Int. Bearing Deposits	2.86%	2.52%	1.66%	1.41%	1.90%	2.66%	3.00%	3.01%	2.75%	2.69%
Peer Average	3.75%	3.37%	2.36%	1.73%	1.97%	2.70%	3.89%	3.79%	3.76%	3.56%

Cost of CD's > $100,000	4.23%	3.85%	2.77%	2.11%	2.72%	3.72%	4.49%	4.51%	3.65%	4.27%
Peer Average	4.79%	4.40%	3.24%	2.45%	2.73%	3.57%	4.91%	4.84%	4.83%	4.57%

Cost of Borrowings	4.26%	4.09%	3.40%	2.37%	2.35%	3.10%	3.67%	4.43%	4.66%	4.29%
Peer Average	4.65%	4.49%	3.42%	2.55%	2.85%	3.38%	4.52%	4.75%	4.69%	4.65%

Peer Data consists of 1,194 banks with average assets between $300-$500 million at 6/30/07.

Schedule 2a

Peoples Bank of North Alabama

Asset/Liability Repricing

	LTM 6/30/2007	FY 2006	FY 2005	FY 2004	FY 2003	FY 2002	Bank LTM	Peer LTM
Mortgage Backed Securities Maturing/Repricing in:
< 3 months	1,035	13	19	26	45	0	2.1%	3.4%
3 - 12 months	3,614	5,345	0	0	0	0	7.3%	6.9%
1-3 years	2,654	835	8,412	9,663	0	0	5.4%	12.0%
3-5 years	2,930	5,334	6,598	1,563	2,344	0	5.9%	9.6%
5-15 years	30,419	34,323	41,103	60,606	11,789	0	61.5%	37.8%
> 15 years	8,833	9,850	11,496	14,484	0	122	17.8%	30.4%

Debt Securities Maturing/Repricing in:
< 3 months	3,000	3,213	3,105	3,083	4,643	14,284	4.6%	9.8%
3 - 12 months	5,126	5,167	3,986	3,006	91	0	7.9%	14.1%
1-3 years	18,104	13,883	11,486	2,190	302	3,450	27.9%	23.3%
3-5 years	11,701	16,349	12,551	12,355	12,642	0	18.0%	14.5%
5-15 years	25,161	26,050	27,642	29,612	27,961	1,130	38.8%	31.6%
> 15 years	1,761	2,098	2,480	393	0	0	2.7%	6.7%

Earning Assets Repricing/Maturing < 1 Yr.	121,148	107,323	96,985	92,849	71,298	96,616
% of Earning Assets	31.9%	29.1%	28.2%	26.9%	29.4%	43.1%
Peer Average	47.7%	47.1%	46.6%	44.6%	40.4%	41.4%

Interest-Bearing Deposits Repricing < 1 Yr.	13,038	12,890	29,263	25,509	29,306	27,816
% of Time Deposits	9.0%	9.1%	28.7%	29.6%	33.5%	25.5%
Peer Average	81.1%	79.4%	69.6%	66.1%	68.6%	70.4%

Other Borrowings Repricing/Maturing < 1 Yr.	8,256	19,464	1,165	1,072	891	451
% of Other Borrowings	16.2%	29.6%	1.4%	1.1%	14.7%	7.3%
Peer Average	33.9%	34.1%	40.5%	32.9%	28.9%	24.4%

Rate Sensitive Assets	121,148	107,323	96,985	92,849	71,298	96,616
Rate Sensitive Liabilities	283,685	272,702	225,803	217,522	160,696	150,723

One Year Gap	-162,537	-165,379	-128,818	-124,673	-89,398	-54,107

One Year Gap / Assets	-37.2%	-38.9%	-32.0%	-31.7%	-32.0%	-19.6%
Peer Average	-26.9%	-25.8%	-22.0%	-21.7%	-25.8%	-24.8%

Schedule 2b

Peoples Bank of North Alabama

Regulatory Interest Rate Risk Measures (per Canary Report)

	LTM 6/30/2007	FY 2006	FY 2005	FY 2004	FY 2003	FY 2002	OCC Benchmark
Long-Term Assets / Total Assets	na	26.4%	26.1%	32.5%	23.6%	13.9%	> 25%	[Loans & Securities Maturing > 5 Years + CMOs Maturing > 3 Years] / Total Assets
Peer Average	na	13.9%	13.2%	14.9%	16.1%	14.5%
Non-Maturity Deposits/Long-Term Assets	na	146.4%	161.7%	121.5%	195.4%	317.8%	< 140%	[Transaction Accounts + MMDAs + Other Savings Accounts] / Long-Term Assets
Peer Average	na	283.7%	323.5%	300.2%	285.3%	304.5%
Res. Real Estate Loans-Securities/Assets	na	37.6%	38.7%	41.6%	35.7%	25.6%	> 25%	[1-4 Family Loans + MBS + Structured Notes] / Total Assets
Peer Average	na	21.5%	22.7%	24.0%	23.9%	25.2%

Schedule 2c

Peoples Bank of North Alabama

Derivative Exposure

	LTM 6/30/2007	FY 2006	FY 2005	FY 2004	FY 2003	FY 2002
Notional Amount - Swaps	0	0	0	0	0	0
Notional Amt. - Options (Caps/Floors)	0	0	0	0	0	0

Net Fair Value of Interest Rate Contracts	0	0	0	0	0	0

Impact of Derivatives on:
Interest Income	0	na	0	0	0	0
Interest Expense	0	na	0	0	0	0
Other Noninterest Income	0	na	0	0	0	0

Peer Data consists of 1,194 banks with average assets between $300-$500 million at 6/30/07.

Schedule 3a

Peoples Bank of North Alabama

Loan Portfolio Composition ($ Thousands)

	YTD	FY	FY	FY	FY	FY	Growth Rates
Loan Category	6/30/2007	2006	2005	2004	2003	2002	2005-06	2002-06
Construction & Development	25,500	21,888	20,904	26,650	25,320	3,927	4.7%	53.7%
Agricultural Real Estate	17,696	17,424	11,886	10,478	9,877	7,561	46.6%	23.2%
Revolving Open-End 1-4 Family	3,063	2,391	983	106	223	0	143.2%	nm
Closed End Sr. Lien 1-4 Family	80,100	77,956	62,608	53,276	50,316	58,806	24.5%	7.3%
Closed End Jr. Lien 1-4 Family	7,767	8,508	7,805	7,147	8,742	7,873	9.0%	2.0%
Multifamily	2,171	1,943	1,395	304	270	165	39.3%	85.2%
Non-Farm/Non-Residential & Other	71,939	68,521	57,831	51,240	43,936	52,259	18.5%	7.0%

Total Real Estate	208,236	198,631	163,412	149,201	138,684	130,591	21.6%	11.1%
Financial Institution	0	0	0	0	0	0	nm	nm
Agricultural	743	780	782	1,027	1,380	3,154	-0.3%	-29.5%
Commercial/Industrial	31,132	26,396	27,413	25,747	21,105	27,310	-3.7%	-0.8%
Consumer	17,763	17,297	15,987	16,686	19,837	23,668	8.2%	-7.5%
Leases/Other	3,616	3,706	4,395	2,778	3,994	2,738	-15.7%	7.9%

GROSS LOANS	261,490	246,810	211,989	195,439	185,000	187,461	16.4%	7.1%
Unearned Income (-)	0	0	0	0	0	0	nm	nm

Loans Net of Unearned Income	$261,490	$246,810	$211,989	$195,439	$185,000	$187,461	16.4%	7.1%

Mortgages Serviced for Others	$0	$0	$0	$0	$0	$0	nm	nm

Loan/Deposit Ratio	79.9%	80.5%	78.0%	80.9%	85.6%	81.0%
Peer Average	87.6%	87.1%	86.6%	86.5%	83.5%	82.4%

Loan/Core Deposit Ratio	97.6%	99.7%	89.1%	92.5%	97.9%	94.4%
Peer Average	113.8%	114.4%	109.5%	105.6%	100.2%	99.2%
Schedule 3b

Loan Portfolio Composition Percentages

Loan Category	YTD 6/30/2007	FY 2006	FY 2005	FY 2004	FY 2003	FY 2002	Peer Average
Construction & Development	9.8%	8.9%	9.9%	13.6%	13.7%	2.1%	19.1%
Agricultural Real Estate	6.8%	7.1%	5.6%	5.4%	5.3%	4.0%	2.7%
Revolving Open-End 1-4 Family	1.2%	1.0%	0.5%	0.1%	0.1%	0.0%	3.7%
Closed End Sr. Lien 1-4 Family	30.6%	31.6%	29.5%	27.3%	27.2%	31.4%	16.3%
Closed End Jr. Lien 1-4 Family	3.0%	3.4%	3.7%	3.7%	4.7%	4.2%	2.1%
Multifamily	0.8%	0.8%	0.7%	0.2%	0.1%	0.1%	2.9%
Other Real Estate	27.5%	27.8%	27.3%	26.2%	23.7%	27.9%	29.7%

Total Real Estate	79.6%	80.5%	77.1%	76.3%	75.0%	69.7%	76.5%
Financial Institution	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.1%
Agricultural	0.3%	0.3%	0.4%	0.5%	0.7%	1.7%	2.1%
Commercial/Industrial	11.9%	10.7%	12.9%	13.2%	11.4%	14.6%	15.1%
Consumer	6.8%	7.0%	7.5%	8.5%	10.7%	12.6%	5.2%
Leases/Other	1.4%	1.5%	2.1%	1.4%	2.2%	1.5%	1.0%

GROSS LOANS	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Peer Data consists of 1,194 banks with average assets between $300-$500 million at 6/30/07.

Schedule 4a

Peoples Bank of North Alabama

Loan Portfolio Quality

Loan Loss Reserve Components	LTM 6/30/2007	FY 2006	FY 2005	FY 2004	FY 2003	FY 2002
Beginning Balance	2,491	2,405	2,500	2,323	2,198	1,739
Net Charge-Offs:
Charge-Offs	(243)	(209)	(273)	(345)	(838)	(853)
Recoveries	47	65	63	97	126	139

Net Charge-Offs	(196)	(144)	(210)	(248)	(712)	(714)
Provision	364	369	100	426	837	1,152
Other Adjustments	(1)	0	15	(1)	0	21

Ending Reserve	$2,658	$2,630	$2,405	$2,500	$2,323	$2,198

Non-Performing Assets
Commercial & Industrial	215	179	0	8	267	269
Agriculture	0	0	0	0	0	0
Consumer	25	36	43	93	11	61
Real Estate	2,221	2,279	1,003	1,533	3,201	2,576
Other	0	0	0	0	0	0

Total Non-Accrual Loans	$2,461	$2,494	$1,046	$1,634	$3,479	$2,906
Commercial & Industrial	0	0	50	0	0	0
Agriculture	0	0	0	0	0	0
Consumer	79	5	1	3	43	74
Real Estate	0	0	0	0	21	230
Other	0	0	0	0	0	0

Total Loans Past Due 90+ Days	$79	$5	$51	$3	$64	$304

Restructured Loans / Securities	0	0	373	0	189	268
Other Real Estate Owned	1,367	1,111	1,231	1,808	1,647	1,476

Total Non-Performing Assets	$3,907	$3,610	$2,701	$3,445	$5,379	$4,954

Total Loans 30-89 Past Due & Still Accruing	3,774	1,720	1,100	2,299	2,782	6,443

Total Loans (Excl. Loans Held-for-Sale)	261,490	246,810	211,989	195,439	185,000	187,461
Average Loans ($000's)	247,491	233,546	197,071	192,486	185,716	170,627

Ratios:
Loan Loss Provision/Net Charge-Offs (%)	186%	256%	48%	172%	118%	161%
Peer Average	148%	162%	168%	135%	113%	144%

Net Charge-Offs/Average Loans (%)	0.08%	0.06%	0.11%	0.13%	0.38%	0.42%
Peer Average	0.19%	0.17%	0.18%	0.26%	0.42%	0.41%

Provision/Average Loans (x)	0.15%	0.16%	0.05%	0.22%	0.45%	0.68%
Peer Average	0.28%	0.27%	0.31%	0.36%	0.48%	0.59%

Ending Reserve/Loans (%)	1.02%	1.07%	1.13%	1.28%	1.26%	1.17%
Peer Average	1.24%	1.24%	1.26%	1.33%	1.41%	1.44%

Nonaccrual Loans/Total Loans	0.94%	1.01%	0.49%	0.84%	1.88%	1.55%
Peer Average	0.71%	0.55%	0.48%	0.51%	0.68%	0.70%

Non-Perfor Assets/Loans+OREO	1.49%	1.46%	1.27%	1.75%	2.88%	2.62%
Peer Average	1.12%	0.90%	0.80%	0.88%	1.16%	1.22%

Non-Perfor Assets/Total Assets	0.89%	0.85%	0.67%	0.88%	1.93%	1.79%
Peer Average	0.79%	0.63%	0.55%	0.59%	0.76%	0.79%

Past-Due Loans (30+Days+Non-Acc)/Loans	2.41%	1.71%	1.04%	2.01%	3.42%	5.15%
Peer Average	1.80%	1.54%	1.33%	1.48%	1.91%	2.17%

LLR/Nonaccrual+90 days	105%	105%	219%	153%	66%	68%
Peer Average	140%	180%	212%	204%	157%	154%

Non-Perfor Assets/Equity+LLR	7.64%	7.23%	5.58%	7.49%	12.64%	13.98%
Peer Average	7.22%	5.79%	5.08%	5.49%	7.03%	7.34%

Peer Data consists of 1,194 banks with average assets between $300-$500 million at 6/30/07.

Schedule 4b

Peoples Bank of North Alabama

Loan Portfolio Quality

Loan Loss Reserve Components	2nd Qtr Jun-07	1st Qtr Mar-07	4th Qtr Dec-06	3rd Qtr Sep-06
Beginning Balance	2,640	2,630	2,577	2,491
Net Charge-Offs:
Charge-Offs	(34)	(131)	(54)	(24)
Recoveries	10	9	17	11
Net Charge-Offs	(24)	(122)	(37)	(13)
Provision	43	132	90	99
Other Adjustments	(1)	0	0	0

Ending Reserve	$2,658	$2,640	$2,630	$2,577

Non-Performing Assets
Commercial & Industrial	215	206	179	187
Agriculture	0	0	0	0
Consumer	25	38	36	63
Real Estate	2,221	1,909	2,279	2,249
Other	0	0	0	0

Total Non-Accrual Loans	$2,461	$2,153	$2,494	$2,499
Commercial & Industrial	0	34	0	0
Agriculture	0	0	0	0
Consumer	79	5	5	1
Real Estate	0	0	0	59
Other	0	0	0	0

Total Loans Past Due 90+ Days	$79	$39	$5	$60
Restructured Loans / Securities	0	0	0	28
Other Real Estate Owned	1,367	1,455	1,111	1,192

Total Non-Performing Assets	$3,907	$3,647	$3,610	$3,779

Total Loans 30-89 Past Due & Still Accruing	3,774	1,090	1,720	725

Total Loans (Excl. Loans Held-for-Sale)	261,490	251,688	246,810	241,388
Average Loans ($000's)	256,996	250,219	242,476	240,271

Ratios:
Loan Loss Provision/Net Charge-Offs (%)	179%	108%	243%	762%
Peer Average	148%	173%	113%	193%

Net Losses/Average Loans (%) *	0.04%	0.20%	0.06%	0.02%
Peer Average	0.19%	0.14%	0.28%	0.13%

Provision/Average Loans (x) *	0.07%	0.21%	0.15%	0.16%
Peer Average	0.28%	0.24%	0.31%	0.26%

Ending Reserve/Loans (%)	1.02%	1.05%	1.07%	1.07%
Peer Average	1.24%	1.25%	1.24%	1.25%

Nonaccrual Loans/Total Loans	0.94%	0.86%	1.01%	1.04%
Peer Average	0.71%	0.61%	0.55%	0.49%

Non-Perfor Assets/Loans+OREO	1.49%	1.44%	1.46%	1.56%
Peer Average	1.12%	1.01%	0.90%	0.83%

Non-Perfor Assets/Total Assets	0.89%	0.83%	0.85%	0.89%
Peer Average	0.79%	0.70%	0.63%	0.58%

Past-Due Loans (30+Days+Non-Acc)/Loans	2.41%	1.30%	1.71%	1.36%
Peer Average	1.80%	1.74%	1.54%	1.43%

LLR/Nonaccrual+90 days	105%	120%	105%	101%
Peer Average	140%	163%	180%	198%

Non-Perfor Assets/Equity+LLR	7.64%	7.09%	7.23%	7.77%
Peer Average	7.22%	6.40%	5.79%	5.27%

*	Annualized

Peer Data consists of 1,194 banks with average assets between $300-$500 million at 6/30/07.

Schedule 5a

Peoples Bank of North Alabama

Liquid Asset Analysis

	YTD	FY	FY	FY	FY	FY	Growth Rates
Liquid Assets	6/30/2007	2006	2005	2004	2003	2002	2005-06	2002-06
US Treasury Obligations	0	0	0	0	0	0	nm	nm
U.S. Govt Agencies (excl MBS)	30,804	31,871	29,060	26,476	39,423	17,440	9.7%	16.3%
GNMA, FNMA, FHLMC MBS	49,484	55,701	67,628	86,343	14,179	122	-17.6%	362.2%
FNMA & FHLMC CMOs/REMICs	0	0	0	0	0	4,007	nm	-100.0%
Private Issue MBS, CMO's/REMICs	0	0	0	0	0	0	nm	nm
State & Political Obligations	24,484	25,244	23,543	18,160	2,217	1,424	7.2%	105.2%
Asset Backed Securities	5,457	5,500	4,496	3,006	0	0	22.3%	nm
Mutual Funds & Equity Securities	0	0	0	0	0	0	nm	nm
Other	4,109	4,144	4,151	2,998	3,998	0	-0.2%	nm

Total Securities	114,338	122,460	128,878	136,983	59,817	22,993	-5.0%	51.9%
Trading Account Securities	0	0	0	0	0	0	nm	nm
Fed Funds Sold & CD's	6,344	2,583	5,575	15,113	125	15,770	-53.7%	-36.4%

Total Liquid Earning Assets	120,682	125,043	134,453	152,096	59,942	38,763	-7.0%	34.0%
Cash & Due from Banks	18,284	15,686	17,697	10,063	5,860	30,355	-11.4%	-15.2%

Total Liquid Assets	138,966	140,729	152,150	162,159	65,802	69,118	-7.5%	19.5%
Less: Non-Core Funding Sources	(116,837)	(127,306)	(117,090)	(136,767)	(48,758)	(43,505)	nm	nm

Net Liquid Assets	22,129	13,423	35,060	25,392	17,044	25,613	-61.7%	-14.9%
Unrealized Gain/(Loss) in Portfolio	0	0	0	0	0	0	nm	nm

Adjusted Net Liquid Assets	$22,129	$13,423	$35,060	$25,392	$17,044	$25,613	-61.7%	-14.9%

Liquidity Ratio	14.3%	13.1%	13.1%	15.7%	17.3%	19.7%	(Cash & Balances Due + Securities + Fed Funds & Repos + Trading Account - Pledged Securities) / Total Liabilities
Peer Average	12.9%	14.2%	15.0%	15.5%	18.4%	19.5%

Securities Portfolio Memorandum:
Pledged Securities	83,651	91,043	105,580	107,103	24,512	21,081
% of Portfolio Pledged	73.2%	74.3%	81.9%	78.2%	41.0%	91.7%

Held-to-Maturity (Market Value)	0	0	0	0	0	0
Held-to-Maturity (Cost Basis)	0	0	0	0	0	0

Unrealized Gain/(Loss) in Port.	0	0	0	0	0	0

% of Held-to-Maturity Portfolio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Peer Average	-1.3%	-0.3%	-0.7%	0.9%	2.1%	3.1%

Available-for-Sale (Market Value)	114,338	122,460	128,878	136,983	59,817	22,993
Available-for-Sale (Cost Basis)	117,946	124,653	132,107	137,449	60,665	23,084

Recognized Gain/(Loss) in Port.	(3,608)	(2,193)	(3,229)	(466)	(848)	(91)

% of Avail for Sale Portfolio	-3.06%	-1.76%	-2.44%	-0.34%	-1.40%	-0.39%
Peer Average	-1.5%	-0.7%	-1.2%	0.3%	1.1%	2.5%

Peer Data consists of 1,194 banks with average assets between $300-$500 million at 6/30/07.

Schedule 5b

Peoples Bank of North Alabama

Liquid Assets as a Percentage of Total Assets

Liquid Assets	YTD 6/30/2007	FY 2006	FY 2005	FY 2004	FY 2003	FY 2002	FY Peer Average
US Treasury Obligations	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.4%
U.S. Govt Agencies (excl MBS)	7.1%	7.5%	7.2%	6.7%	14.1%	6.3%	6.6%
GNMA, FNMA, FHLMC MBS	11.3%	13.1%	16.8%	21.9%	5.1%	0.0%	3.9%
FNMA & FHLMC CMOs/REMICs	0.0%	0.0%	0.0%	0.0%	0.0%	1.4%	1.9%
Private Issue MBS, CMO's/REMICs	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.4%
State & Political Obligations	5.6%	5.9%	5.8%	4.6%	0.8%	0.5%	3.9%
Asset Backed Securities	1.2%	1.3%	1.1%	0.8%	0.0%	0.0%	0.1%
Mutual Funds & Equity Securities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%
Other	0.9%	1.0%	1.0%	0.8%	1.4%	0.0%	0.6%

Total Securities	26.2%	28.8%	32.0%	34.8%	21.4%	8.3%	17.9%
Trading Account Securities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%
Fed Funds Sold & CD's	1.5%	0.6%	1.4%	3.8%	0.0%	5.7%	3.2%

Total Liquid Earning Assets	27.6%	29.4%	33.4%	38.6%	21.5%	14.0%	21.3%
Cash & Due from Banks	4.2%	3.7%	4.4%	2.6%	2.1%	11.0%	2.6%

Total Liquid Assets	31.8%	33.1%	37.8%	41.2%	23.6%	25.0%	23.8%
Less: Non-Core Funding Sources	-26.8%	-29.9%	-29.1%	-34.7%	-17.5%	-15.7%	-26.8%

Net Liquid Assets	5.1%	3.2%	8.7%	6.5%	6.1%	9.3%	-3.0%
Gain/(Loss) in Portfolio	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

Adjusted Net Liquid Assets	5.1%	3.2%	8.7%	6.5%	6.1%	9.3%	-3.0%

Schedule 5c

Peoples Bank of North Alabama

Securities Portfolio Composition

Liquid Assets	YTD 6/30/2007	FY 2006	FY 2005	FY 2004	FY 2003	FY 2002	FY Peer Average
US Treasury Obligations	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	2.3%
U.S. Govt Agencies (excl MBS)	26.9%	26.0%	22.5%	19.3%	65.9%	75.8%	36.6%
GNMA, FNMA, FHLMC MBS	43.3%	45.5%	52.5%	63.0%	23.7%	0.5%	21.7%
FNMA & FHLMC CMOs/REMICs	0.0%	0.0%	0.0%	0.0%	0.0%	17.4%	10.4%
Private Issue MBS, CMO's/REMICs	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	2.4%
State & Political Obligations	21.4%	20.6%	18.3%	13.3%	3.7%	6.2%	21.5%
Asset Backed Securities	4.8%	4.5%	3.5%	2.2%	0.0%	0.0%	0.5%
Mutual Funds & Equity Securities	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.3%
Other	3.6%	3.4%	3.2%	2.2%	6.7%	0.0%	3.1%

TOTAL SECURITIES	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Schedule 5d

Peoples Bank of North Alabama

Regulatory Liquidity Measures (per Canary Report)

	YTD 6/30/2007	FY 2006	FY 2005	FY 2004	FY 2003	FY 2002	OCC Benchmark
Net Loans / Deposits	na	79.7%	77.1%	79.9%	84.5%	80.1%	> 80%	Loans (net of reserve) / deposits
Peer Average	na	87.7%	87.1%	86.6%	82.9%	81.9%

Net Non-Core Fund Dependency	na	33.7%	32.6%	36.7%	19.4%	6.9%	> 20%	[Non-Core Liabilities - Short-Term Investments] / Long-Term Assets
Peer Average	na	24.4%	21.9%	20.9%	19.6%	17.4%		[Short-Term Liabilities - Short-Term Assets] / Total Assets

Net Short-Term Liabilities / Assets	na	16.6%	6.7%	3.8%	5.3%	-0.8%	> 20%	[Interest-Bearing Cash + Fed Funds Sold + Reverse Repos + Securities - Pledged Securities] / Total Liabilities
Peer Average	na	5.8%	2.6%	2.4%	3.9%	4.3%

On-Hand Liquidity / Liabilities	na	8.3%	8.1%	11.5%	8.3%	5.4%	< 8%
Peer Average	na	8.8%	9.3%	9.8%	11.7%	13.3%		[Non-Core Liabilities - Jumbo CDs] / [Core Deposits + Non-Core Liabilities]

Reliance on Wholesale Funds	na	18.2%	23.4%	30.6%	9.1%	4.4%	> 15%
Peer Average	na	8.2%	8.0%	8.1%	7.8%	6.8%

Peer Data consists of 1,194 banks with average assets between $300-$500 million at 6/30/07.

Schedule 6a

Peoples Bank of North Alabama

Deposit Base Composition

	YTD	FY	FY	FY	FY	FY	Growth Rates
Deposit Category	6/30/2007	2006	2005	2004	2003	2002	2005-06	2002-06
Total Demand Deposits	45,197	42,851	43,051	30,329	42,567	57,817	-0.5%	-7.2%
NOW & Other Transaction Accounts	66,157	49,256	41,565	20,655	58,191	38,305	18.5%	6.5%
MMDAs & Other Savings	70,696	72,260	85,155	104,361	27,911	25,976	-15.1%	29.1%
Time Deposits Under $100,000	85,832	83,069	68,102	56,049	60,310	76,449	22.0%	2.1%
Time Deposits Over $100,000	59,545	59,094	34,028	30,132	27,129	32,844	73.7%	15.8%

Total Deposits	327,427	306,530	271,901	241,526	216,108	231,391	12.7%	7.3%

Less: Time Deposits > $100,000	59,545	59,094	34,028	30,132	27,129	32,844	73.7%	15.8%
Less: Brokered CDs < $100,000	0	0	0	0	0	0	nm	nm

Total Core Deposits	$267,882	$247,436	$237,873	$211,394	$188,979	$198,547	4.0%	5.7%

Memo: Brokered CDs < $100,000	0	0	0	0	0	0
Brokered CDs > $100,000	0	0	0	0	0	0
Government Deposits	24,411	20,644	19,770	23,752	20,434	21,369

Schedule 6b

Deposit Percentage Composition

Deposit Category	YTD 6/30/2007	FY 2006	FY 2005	FY 2004	FY 2003	FY 2002	Peer Average
Demand Deposits	13.8%	14.0%	15.8%	12.6%	19.7%	25.0%	9.3%
NOW & Other Transaction Accounts	20.2%	16.1%	15.3%	8.6%	26.9%	16.6%	5.4%
MMDA & Other Savings Deposits	21.6%	23.6%	31.3%	43.2%	12.9%	11.2%	37.6%
Time Deposits Under $100,000	26.2%	27.1%	25.0%	23.2%	27.9%	33.0%	27.3%
Time Deposits Over $100,000	18.2%	19.3%	12.5%	12.5%	12.6%	14.2%	20.5%

TOTAL DEPOSITS	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Schedule 6c

Non-Core Funding Analysis

Category	YTD 6/30/2007	FY 2006	FY 2005	FY 2004	FY 2003	FY 2002
Time Deposits Over $100,000	59,545	59,094	34,028	30,132	27,129	32,844
Brokered CDs < $100,000	0	0	0	0	0	0
Fed Funds Purchased & Repos	6,236	2,448	0	4,714	15,570	4,514
Other Borrowings + TT&Ls + BAs	51,056	65,764	83,062	101,921	6,059	6,147

Total Non-Core Funds	$116,837	$127,306	$117,090	$136,767	$48,758	$43,505

Non-Core Funds/Total Assets	26.8%	29.9%	29.1%	34.7%	17.5%	15.7%
Peer Group	26.8%	26.7%	24.8%	22.9%	21.7%	21.6%

Non-Core Funds/Total Loans	44.7%	51.6%	55.2%	70.0%	26.4%	23.2%
Peer Group	38.0%	38.1%	36.0%	33.8%	33.0%	32.8%

Peer Data consists of 1,194 banks with average assets between $300-$500 million at 6/30/07.

Schedule 7

Peoples Bank of North Alabama

Non-Interest Income

	LTM	FY	FY	FY	FY	FY	Growth Rates
Non-Interest Income	6/30/2007	2006	2005	2004	2003	2002	2005-06	2002-06
Fiduciary Activities	0	0	0	0	0	0	nm	nm
Service Charges on Deposits	8,706	8,475	5,650	5,083	3,628	2,778	50.0%	32.2%
Trading Revenue	0	0	0	0	0	0	nm	nm
Investment Banking & Advisory	0	0	0	0	0	0	nm	nm
Venture Capital	0	0	0	0	0	0	nm	nm
Net Servicing Fees	0	0	0	0	0	0	nm	nm
Net Securitization Income	0	0	0	0	0	0	nm	nm
Insurance Commission & Fees	0	0	0	0	0	0	nm	nm
Gain/Loss on Sale of Loans	(3)	0	0	0	0	(1)	nm	nm
Gain/Loss on Sale of OREO	12	(12)	(85)	(97)	(94)	(28)	nm	nm
Gain/Loss on Sale of Other Assets	289	(83)	2	(129)	(9)	(5)	nm	nm
CSV Life Insurance*	165	0	361	334	327	0	-100.0%	nm
Other Noninterest Income	2,004	1,866	1,101	442	698	391	69.5%	47.8%

Total Non-Interest Income	$11,173	$10,246	$7,029	$5,633	$4,550	$3,135	45.8%	34.5%

*	Only reported if item exceeds 1% of the sum of total interest income and total non-interest income

Schedule 8

Peoples Bank of North Alabama

Revenue & Expense as a Percentage of Adjusted Gross Income

	FY 6/30/2007	FY 2006	FY 2005	FY 2004	FY 2003	FY 2002	Peer Average
Net Interest Income	57.2%	58.9%	65.9%	69.1%	72.4%	78.0%	74.0%
Fee Income	42.8%	41.1%	34.1%	30.9%	27.6%	22.0%	26.0%

Adjusted Gross Income (Sales)	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Non-Interest Expenses:
Personnel	26.7%	25.8%	28.0%	32.8%	34.8%	31.2%	32.0%
Occupancy	9.7%	9.5%	9.2%	9.8%	11.0%	10.6%	7.8%
Other	24.7%	23.7%	26.8%	26.9%	23.1%	22.0%	20.5%

Non-Interest Operating Expense (Efficiency Ratio)	61.1%	59.1%	64.0%	69.6%	68.8%	63.8%	60.3%

Operating Income	38.9%	40.9%	36.0%	30.4%	31.2%	36.2%	39.7%
Securities Transactions	0.0%	-0.2%	0.0%	0.0%	0.0%	1.1%	-0.1%
Loan Loss Provision	1.4%	1.5%	0.5%	2.3%	5.1%	8.1%	3.6%

Pre-Tax Income (FTE)	37.5%	39.3%	35.5%	28.1%	26.1%	29.2%	36.0%

Peer Data consists of 1,194 banks with average assets between $300-$500 million at 6/30/07.

Schedule 9

Peoples Bank of North Alabama

Non-Interest Expenses

	YTD	FY	FY	FY	FY	FY	Growth Rates
Non-Interest Expenses	6/30/2007	2006	2005	2004	2003	2002	2005-06	2002-06
Personnel	6,960	6,427	5,761	5,981	5,721	4,438	11.6%	9.7%
Occupancy	2,526	2,381	1,892	1,792	1,814	1,506	25.8%	12.1%
Data Processing*	0	0	0	0	0	0	nm	nm
Advertising & Marketing*	105	0	587	355	0	0	-100.0%	nm
Legal Fees*	0	0	0	0	0	580	nm	-100.0%
Deposit Insurance*	0	0	0	0	0	0	nm	nm
Amortization of Intangible Assets	116	154	152	514	469	332	1.3%	-17.5%
Other	6,230	5,769	4,784	4,034	3,326	2,212	20.6%	27.1%

Non-Interest Expenses	$15,937	$14,731	$13,176	$12,676	$11,330	$9,068	11.8%	12.9%

							Peer Average
Non-Interest Expenses/Avg Assets
Personnel	1.63%	1.54%	1.46%	1.73%	2.02%	1.75%	1.72%
Occupancy	0.59%	0.57%	0.48%	0.52%	0.64%	0.60%	0.42%
Other	1.51%	1.42%	1.40%	1.42%	1.34%	1.23%	1.10%

Non-Interest Expenses	3.73%	3.54%	3.35%	3.67%	4.01%	3.58%	3.23%

Net Non-Interest Expense	$4,764	$4,485	$6,147	$7,043	$6,780	$5,933	-27.0%	-6.8%
Net NIE/Average Assets	1.12%	1.08%	1.56%	2.04%	2.40%	2.34%

Fee Income/Non-Interest Expense	70.1%	69.6%	53.3%	44.4%	40.2%	34.6%
Peer Average	43.1%	42.0%	43.8%	45.9%	46.8%	44.7%

Personnel Expense Analysis
Average Assets ($000)	427,091	416,662	393,551	345,552	282,782	253,071
Full-Time Equivalent Employees	169	165	160	154	175	133
Peer Equivalent FTEs	124	122	122	113	98	93
FTE Differential	45	43	38	41	77	40

Avg Assets/Employee ($000)	2,527	2,525	2,460	2,244	1,616	1,903
Peer Average	3,450	3,408	3,235	3,062	2,874	2,735

Personnel Expense/Employee	41,183	38,952	36,006	38,838	32,691	33,368
Peer Average	59,181	57,480	54,647	52,659	50,725	48,425

Fee Income/Employee	66,112	62,097	43,931	36,578	26,000	23,571
Peer Average	48,115	46,692	45,929	46,944	45,455	41,862

AGI/Employee	154,355	151,158	128,663	118,253	94,069	106,910
Peer Average	184,955	182,876	174,996	168,215	159,827	155,746

*	Only reported if item exceeds 1% of the sum of total interest income and total non-interest income

Peer Data consists of 1,194 banks with average assets between $300-$500 million at 6/30/07.

Schedule 10

Peoples Bank of North Alabama

Reconciliation of Equity ($ Thousands)

	YTD 6/30/2007	FY 2006	FY 2005	FY 2004	FY 2003	FY 2002
Beginning Equity Capital	47,310	45,991	43,464	40,235	33,245	23,773
Net Income	3,244	6,324	4,912	3,493	2,879	2,938
Net Sale or Purchase of Stock	69	1,727	819	550	458	145
Treasury Stock Transactions, net	0	0	0	0	0	0
Cash Dividends, Preferred Stock	0	0	0	0	0	0
Cash Dividends, Common Stock	(996)	(7,781)	(1,436)	(1,044)	0	0
Accounting Principle Changes	(207)	0	(111)	0	8	0
Other Comprehensive Income	(910)	1,049	(1,657)	230	(455)	(161)
Change Due to Business Comb.	0	0	0	0	0	0
Other Adjustments	0	0	0	0	4,100	6,550

Ending Equity Capital	$48,510	$47,310	$45,991	$43,464	$40,235	$33,245

Schedule 11

Breakdown of Return on Average Equity

*	For S corporations, taxes are applied at estimated C corporation rates (see further discussion contained in Exhibit 4)

Peer Data consists of 1,194 banks with average assets between $300-$500 million at 6/30/07.

Memo:
City	Cullman
Address	811 Second Avenue SW
State	AL
Zip	35055
Bank Phone Number	(256) 737-7000
President	Robin Cummings

Exhibit PCO-5

Altrust Financial Services, Inc.

Parent Only Balance Sheets

	YTD 6/30/07						Growth Rates
		2006	2005	2004	2003	2002	2005-06	2002-06
Assets
Cash	143	0	4	122	202	39	nm	nm
Securities	0	0	0	0	0	0	nm	nm
Total Loans	0	0	0	0	0	0	nm	nm
Loan Loss Reserve	0	0	0	0	0	0	nm	nm
Net Loans	0	0	0	0	0	0	nm	nm
Investment in Bank’s Stock	48,510	47,310	47,718	46,076	43,212	36,848	-0.9%	6.4%
Investment in Non-Bank’s Stock	194	167	109	0	0	0	53.2%	nm
Goodwill Attributable to Subs	0	0	0	0	0	0	nm	nm
Other Intangibles	0	0	0	0	0	0	nm	nm
Due From Subsidiaries	0	0	0	0	0	0	nm	nm
Other Assets	644	651	248	67	88	204	162.5%	33.7%

TOTAL ASSETS	$49,491	$48,128	$48,079	$46,265	$43,502	$37,091	0.1%	6.7%

LIABILITIES
Repurchase Agreements	0	0	0	0	0	0	nm	nm
Borrowings Maturing < 1 Year	0	0	0	0	0	0	nm	nm
Borrowings Maturing > 1 Year	0	0	1,727	2,546	3,096	3,596	nm	nm
Subordinated Debt	0	0	0	0	0	0	nm	nm
Balance Due Subsidiaries	0	0	0	134	0	0	nm	nm
Other Borrowings	0	0	0	0	0	0	nm	nm
Other Liabilities	0	674	175	280	257	238	285.1%	29.7%
Total Liabilities	$0	$674	$1,902	$2,960	$3,353	$3,834	-64.6%	-35.2%

Limited Life Preferred Stock	0	0	NA	NA	NA	NA	nm	nm

EQUITY CAPITAL
Perpetual Preferred Stock	0	0	0	0	0	0	0 nm	nm
Common Stock and Capital Surplus	16,676	16,607	16,012	15,978	16,815	11,972	3.7%	8.5%
Retained Earnings	35,041	32,163	33,828	30,175	27,572	24,935	-4.9%	6.6%
Other Comprehensive Income	(2,226)	(1,316)	(1,936)	(279)	(510)	(54)	nm	nm
Less: Treasury Stock	0	0	(1,727)	(2,569)	(3,728)	(3,596)	nm	nm
Total Equity Capital	$49,491	$47,454	$46,177	$43,305	$40,149	$33,257	2.8%	9.3%

TOTAL EQUITY & LIABILITIES	$49,491	$48,128	$48,079	$46,265	$43,502	$37,091	0.1%	6.7%

Double Leverage	0.98	1.00	1.04	1.06	1.08	1.11
Long-Term Debt/Equity	0.0%	0.0%	3.7%	5.9%	7.7%	10.8%

Common Shares Outstanding	5,485,625	5,485,625	5,448,025	5,435,260	5,546,613	4,869,711
Book Value Per Common Share	$9.02	$8.65	$8.48	$7.97	$7.24	$6.83

Exhibit PCO-6

Altrust Financial Services, Inc.

Parent Only Income Statements

	LTM 6/30/07						Growth Rates
		2006	2005	2004	2003	2002	2005-06	2002-06
INCOME
Dividends	8,654	7,781	0	0	0	0	nm	nm
Interest	0	0	0	0	0	0	nm	nm
Management Fees	0	0	0	0	0	0	nm	nm
Other	0	0	0	0	0	0	nm	nm
Total Income	8,654	7,781	0	0	0	0	nm	nm

Salaries & Employee Expense	0	0	0	185	77	(425)	nm	nm
Interest Expense	0	0	0	0	0	0	nm	nm
Loan Loss Provisions	0	0	0	0	0	0	nm	nm
Other	302	457	352	60	54	303	29.8%	10.8%
Total Operating Expenses	302	457	352	245	131	(122)	29.8%	nm

Income Before Undistributed Inc	8,352	7,324	(352)	(245)	(131)	122	nm	178.4%
Income Taxes/(Benefit)	(5)	(126)	(294)	(36)	0	0	nm	nm
Extraordinary Items	0	0	0	1	2	3	nm	nm
Equity in Undistributed Income
Bank	(2,240)	(1,457)	4,912	2,466	2,761	2,945	nm	nm
Nonbank	17	58	43	0	0	0	34.9%	nm
Subsidiary Bank Holding Co’s	0	NA	0	0	0	0	nm	nm
Other Adjustments	0	0	0	1,043	(2)	(3)	nm	nm

NET INCOME	$6,134	$6,051	$4,897	$3,301	$2,630	$3,067	23.6%	18.5%

Dividends	$2,526	$7,781	$1,305	$817	$0	$0	496.2%	nm
Payout Ratio	41.2%	128.6%	26.6%	24.8%	0.0%	0.0%	382.5%	nm

Common Shares Outstanding	5,485,625	5,485,625	5,448,025	5,435,260	5,546,613	4,869,711
Earnings Per Share	$1.12	$1.10	$0.90	$0.61	$0.47	$0.63
Dividends Per Share	$0.46	$1.42	$0.24	$0.15	$0.00	$0.00

Exhibit PCO-7

Altrust Financial Services, Inc.

Reconciliation of Equity

Reconciliation of Equity	YTD 6/30/07	2006	2005	2004	2003	2002
Beginning Equity	$47,454	$46,177	$43,305	$40,149	$33,257	$23,158

Net Income	3,059	6,051	4,897	3,301	2,630	3,067
Dividends	(996)	(7,781)	(1,305)	(817)	0	0
Common Stock Issued	0	0	69	153	4,843	7,047
Preferred Stock Issued	0	0	0	0	0	0
Other Comprehensive Income	(910)	620	(1,659)	230	(448)	(161)
Other/Unexplained Adjustments	884	2,387	870	289	(133)	146

Ending Equity	$49,491	$47,454	$46,177	$43,305	$40,149	$33,257

EXHIBIT G - 1

PUBLIC BANK HOLDING COMPANIES

    MIDSOUTH REGIONAL BANKS

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

						Public Market Pricing Summary
Company Name	State	Ticker	Total Assets ($000)	Return on Average Equity (%)	Return on Average Assets (%)	Common Stock Price Per Share		Price Per Share ($)	Market Capitalization of Common Equity ($M)	P/E LTM EPS (x)	P/E Cash EPS (x)	P/E Core EPS (a) (x)	Forecast		Price/ Book Value (x)	Price/ Tangible Book Value (x)	Dividend Yield (%)
						52 Week							P/E FY 07 EPS (x)	P/E FY 08 EPS (x)
						High ($)	Low ($)
Auburn National Bancorporation, Inc.	AL	AUBN	651,822	13.43	1.03	$30.00	$23.18	$23.50	$87.6	13.28	13.28	13.28	nm	nm	1.85	1.85	2.98

Bank of the Ozarks, Inc.	AR	OZRK	2,580,545	17.96	1.23	$34.72	$26.61	$32.11	$538.5	17.36	17.17	18.45	16.55	14.40	3.02	3.13	1.37
Simmons First National Corporation	AR	SFNC	2,660,418	10.73	1.06	$32.97	$22.33	$27.18	$382.1	14.08	13.66	14.08	13.80	12.58	1.45	1.92	2.65

Median of Arkansas Banks			2,620,482	14.35	1.15					15.72	15.41	16.27	15.17	13.49	2.24	2.53	2.01

First Financial Service Corporation	KY	FFKY	838,666	14.13	1.23	$29.49	$23.64	$27.00	$127.1	12.86	12.86	12.92	13.17	12.50	1.77	2.00	2.81
Porter Bancorp, Inc.	KY	PBIB	1,198,182	14.54	1.40	$23.80	$20.60	$20.78	$158.5	10.24	10.19	10.29	10.34	9.32	1.42	1.60	3.85
S.Y. Bancorp, Inc.	KY	SYBT	1,425,299	17.26	1.71	$29.96	$22.61	$27.38	$391.5	16.90	16.90	16.90	16.11	15.21	2.76	2.77	2.34
Farmers Capital Bank Corporation	KY	FFKT	1,848,300	12.90	1.22	$36.98	$28.25	$29.50	$232.7	14.97	9.22	15.13	nm	nm	1.29	1.98	4.47

Median of Kentucky Banks			1,311,741	14.34	1.32					13.92	11.52	14.02	13.17	12.50	1.59	1.99	3.33

MidSouth Bancorp, Inc.	LA	MSL	824,026	14.43	1.08	$31.24	$19.76	$22.87	$150.5	17.46	16.45	16.94	15.77	13.53	2.40	2.85	1.17

Guaranty Federal Bancshares, Inc.	MO	GFED	514,884	14.38	1.29	$30.85	$27.56	$30.20	$86.2	13.19	13.19	14.25	nm	nm	1.82	1.82	2.38
Enterprise Financial Services Corp	MO	EFSC	1,753,312	11.51	1.02	$34.00	$19.66	$24.36	$300.9	18.18	16.68	18.18	16.80	14.76	1.85	2.97	0.86
Great Southern Bancorp, Inc.	MO	GSBC	2,390,911	17.89	1.40	$32.14	$23.67	$24.89	$338.0	10.87	nm	10.82	10.82	10.08	1.86	1.88	2.73

Median of Missouri Banks			1,753,312	14.38	1.29					13.19	14.94	14.25	13.81	12.42	1.85	1.88	2.38

Page 1 of 8 Pages

EXHIBIT G - 1

PUBLIC BANK HOLDING COMPANIES

    MIDSOUTH REGIONAL BANKS

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

						Public Market Pricing Summary
Company Name	State	Ticker	Total Assets ($000)	Return on Average Equity (%)	Return on Average Assets (%)	Common Stock Price Per Share		Price Per Share ($)	Market Capitalization of Common Equity ($M)	P/E LTM EPS (x)	P/E Cash EPS (x)	P/E Core EPS (a) (x)	Forecast		Price/ Book Value (x)	Price/ Tangible Book Value (x)	Dividend Yield (%)
						52 Week							P/E FY 07 EPS (x)	P/E FY 08 EPS (x)
						High ($)	Low ($)
Citizens Holding Company	MS	CIZN	632,389	11.98	1.30	$23.00	$19.10	$21.06	$102.6	13.16	12.32	13.16	14.33	13.41	1.60	1.72	3.42
Peoples Financial Corporation	MS	PFBX	990,620	12.74	1.28	$28.00	$18.20	$20.31	$112.0	9.11	9.11	nm	11.10	9.67	1.14	1.14	2.46
Renasant Corporation	MS	RNST	2,791,295	10.54	1.05	$32.63	$18.07	$22.38	$410.8	13.09	12.36	13.24	13.90	12.79	1.30	1.87	3.04

Median of Mississipi Banks			990,620	11.98	1.28					13.09	12.32	13.20	13.90	12.79	1.30	1.72	3.04

Tennessee Commerce Bancorp, Inc.	TN	TNCC	751,392	11.80	0.96	$32.20	$21.01	$23.61	$110.3	18.89	18.89	18.89	16.99	14.22	1.93	1.93	nm
Green Bankshares, Inc.	TN	GRNB	2,927,298	11.60	1.24	$40.50	$29.84	$36.27	$468.9	15.98	15.18	15.77	13.84	11.85	1.51	3.06	1.43

Median of Tennessee Banks			1,839,345	11.70	1.10					17.43	17.03	17.33	15.41	13.04	1.72	2.49	1.43

AVERAGE			1,548,710	13.61	1.22					14.35	13.83	14.82	14.12	12.64	1.81	2.16	2.53
MEDIAN			1,311,741	13.17	1.23					13.68	13.28	14.25	13.90	12.79	1.80	1.92	2.65
MAXIMUM			2,927,298	17.96	1.71					18.89	18.89	18.89	16.99	15.21	3.02	3.13	4.47
MINIMUM			514,884	10.54	0.96					9.11	9.11	10.29	10.34	9.32	1.14	1.14	0.86

Source: SNL Securities Data Corporation

48 Banks Considered, 32 Excluded

(a)	Core EPS is reported EPS excluding non-recurring items as estimated by SNL Securities Data Corporation

Page 2 of 8 Pages

EXHIBIT G - 1

PUBLIC BANK HOLDING COMPANIES

    MIDSOUTH REGIONAL BANKS

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

		Per Share Data								Other
Company Name	Financial Data as of Quarter Ended	LTM EPS Before Extra. Items ($)	Cash EPS ($)	Core EPS ($)	Forecast		Book Value Per Share ($)	Tangible Book Value Per Share ($)	Annualized Dividend Per Share ($)	Weekly Volume/ Shares Outstanding (%)	Institutional Ownership (%)	Insider Ownership (%)	Merger Target? (Y/N)
					FY 07 EPS ($)	FY 08 EPS ($)
Auburn National Bancorporation, Inc.	6/30/2007	1.77	1.77	1.77	NA	NA	12.69	12.69	0.70	0.18	3.57	34.46	No

Bank of the Ozarks, Inc.	6/30/2007	1.85	1.87	1.74	1.94	2.23	10.62	10.26	0.44	1.84	70.59	27.60	No
Simmons First National Corporation	6/30/2007	1.93	1.99	1.93	1.97	2.16	18.73	14.15	0.72	0.94	45.87	3.49	No

Median of Arkansas Banks										1.39	58.23	15.55

First Financial Service Corporation	6/30/2007	2.10	2.10	2.09	2.05	2.16	15.27	13.49	0.76	0.36	14.24	17.79	No
Porter Bancorp, Inc.	6/30/2007	2.03	2.04	2.02	2.01	2.23	14.66	13.01	0.80	0.32	16.38	70.20	No
S.Y. Bancorp, Inc.	6/30/2007	1.62	1.62	1.62	1.70	1.80	9.92	9.87	0.64	0.90	32.91	11.70	No
Farmers Capital Bank Corporation	6/30/2007	1.97	3.20	1.95	NA	NA	22.94	14.87	1.32	0.89	10.01	9.42	No

Median of Kentucky Banks										0.63	15.31	14.75

MidSouth Bancorp, Inc.	6/30/2007	1.31	1.39	1.35	1.45	1.69	9.53	8.03	0.27	0.19	7.01	35.37	No

Guaranty Federal Bancshares, Inc.	6/30/2007	2.29	2.29	2.12	NA	NA	16.57	16.57	0.72	0.37	12.19	10.20	No
Enterprise Financial Services Corp	6/30/2007	1.34	1.46	1.34	1.45	1.65	13.20	8.20	0.21	1.01	18.57	17.80	No
Great Southern Bancorp, Inc.	6/30/2007	2.29	NA	2.30	2.30	2.47	13.37	13.22	0.68	0.95	25.51	24.68	No

Median of Missouri Banks										0.95	18.57	17.80

Page 3 of 8 Pages

EXHIBIT G - 1

PUBLIC BANK HOLDING COMPANIES

    MIDSOUTH REGIONAL BANKS

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

		Per Share Data								Other
Company Name	Financial Data as of Quarter Ended	LTM EPS Before Extra. Items ($)	Cash EPS ($)	Core EPS ($)	Forecast		Book Value Per Share ($)	Tangible Book Value Per Share ($)	Annualized Dividend Per Share ($)	Weekly Volume/ Shares Outstanding (%)	Institutional Ownership (%)	Insider Ownership (%)	Merger Target? (Y/N)
					FY 07 EPS ($)	FY 08 EPS ($)
Citizens Holding Company	6/30/2007	1.60	1.71	1.60	1.47	1.57	13.19	12.27	0.72	0.21	4.79	14.80	No
Peoples Financial Corporation	6/30/2007	2.23	2.23	NA	1.83	2.10	17.85	17.85	0.50	0.31	9.75	18.76	No
Renasant Corporation	6/30/2007	1.71	1.81	1.69	1.61	1.75	17.25	11.95	0.68	1.23	33.26	9.59	No

Median of Mississipi Banks										0.31	9.75	14.80

Tennessee Commerce Bancorp, Inc.	6/30/2007	1.25	1.25	1.25	1.39	1.66	12.24	12.24	0.00	0.94	26.06	28.20	No
Green Bankshares, Inc.	6/30/2007	2.27	2.39	2.30	2.62	3.06	24.09	11.85	0.52	1.62	35.01	13.03	No

Median of Tennessee Banks										1.28	30.54	20.62

AVERAGE										0.77	22.86	21.69
MEDIAN										0.90	17.48	17.80
MAXIMUM										1.84	70.59	70.20
MINIMUM										0.18	3.57	3.49

Source: SNL Securities Data Corporation

48 Banks Considered, 32 Excluded

(a)	Core EPS is reported EPS excluding non-recurring items as estimated by SNL Securities Data Corporation

Page 4 of 8 Pages

EXHIBIT G - 1

PUBLIC BANK HOLDING COMPANIES

    MIDSOUTH REGIONAL BANKS

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

	Balance Sheet Summary					Last 12 Months (LTM) Income Statement Summary
Company Name	Total Assets	Equity/ Assets (%)	Tangible Equity/ Tangible Assets (%)	Total Loans/ Total Assets/ (%)	Loan Loss Reserve/ Total Loans (%)	Return on Average Equity (%)	Return on Average Assets (%)	Dividend Payout Ratio (%)	Internal Growth Rate (%)	Net Interest Margin (%)	Fee Income/ Average Assets (%)	Overhead Expense/ Average Assets (%)	Efficiency Rato (%)	Loan Loss Provision/ Net Charge Offs (%)
Auburn National Bancorporation, Inc.	651,822	7.26	7.26	46.53	1.34	13.43	1.03	39.5	8.12	2.91	0.71	1.82	53.54	529.63

Bank of the Ozarks, Inc.	2,580,545	6.90	6.68	67.83	1.07	17.96	1.23	23.8	13.69	3.35	0.83	1.92	48.89	159.33
Simmons First National Corporation	2,660,418	9.90	7.66	68.46	1.38	10.73	1.06	37.3	6.73	3.90	1.69	3.45	65.36	74.45

Median of Arkansas Banks	2,620,482	8.40	7.17	68.15	1.23	14.35	1.15	30.54	10.21	3.63	1.26	2.69	57.13	116.89

First Financial Service Corporation	838,666	8.58	7.65	87.01	1.07	14.13	1.23	36.2	9.02	3.98	0.96	2.81	59.79	274.26
Porter Bancorp, Inc.	1,198,182	9.34	8.32	82.07	1.37	14.54	1.40	39.4	8.81	3.86	0.46	1.84	43.91	178.27
S.Y. Bancorp, Inc.	1,425,299	9.95	9.91	81.59	1.03	17.26	1.71	39.5	10.44	4.31	2.13	3.35	54.62	87.96
Farmers Capital Bank Corporation	1,848,300	9.79	6.57	68.56	0.89	12.90	1.22	67.0	4.26	3.70	1.21	3.13	68.20	60.96

Median of Kentucky Banks	1,311,741	9.57	7.99	81.83	1.05	14.34	1.32	39.46	8.91	3.92	1.09	2.97	57.21	133.12

MidSouth Bancorp, Inc.	824,026	7.61	6.49	66.19	0.95	14.43	1.08	20.4	11.49	4.97	1.68	4.50	72.06	202.80

Guaranty Federal Bancshares, Inc.	514,884	8.79	8.79	92.03	1.19	14.38	1.29	31.4	9.86	3.65	0.77	2.20	51.38	113.56
Enterprise Financial Services Corp	1,753,312	9.30	5.99	85.58	1.31	11.51	1.02	15.7	9.71	3.90	1.12	2.95	60.15	108.84
Great Southern Bancorp, Inc.	2,390,911	7.59	7.52	74.31	1.50	17.89	1.40	29.7	12.58	3.37	1.33	2.20	48.68	127.12

Median of Missouri Banks	1,753,312	8.79	7.52	85.58	1.31	14.38	1.29	29.69	9.86	3.65	1.12	2.20	51.38	113.56

Page 5 of 8 Pages

EXHIBIT G - 1

PUBLIC BANK HOLDING COMPANIES

    MIDSOUTH REGIONAL BANKS

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

	Balance Sheet Summary					Last 12 Months (LTM) Income Statement Summary
Company Name	Total Assets	Equity/ Assets (%)	Tangible Equity/ Tangible Assets (%)	Total Loans/ Total Assets/ (%)	Loan Loss Reserve/ Total Loans (%)	Return on Average Equity (%)	Return on Average Assets (%)	Dividend Payout Ratio (%)	Internal Growth Rate (%)	Net Interest Margin (%)	Fee Income/ Average Assets (%)	Overhead Expense/ Average Assets (%)	Efficiency Rato (%)	Loan Loss Provision/ Net Charge Offs (%)
Citizens Holding Company	632,389	10.17	9.53	55.83	1.05	11.98	1.30	45.0	6.59	4.18	1.07	2.96	60.48	(2.00)
Peoples Financial Corporation	990,620	9.94	9.94	43.39	2.53	12.74	1.28	22.4	9.88	3.28	1.00	2.52	60.68	47.81
Renasant Corporation	2,791,295	11.34	8.14	70.86	1.02	10.54	1.05	39.8	6.35	3.78	1.83	3.45	65.65	198.78

Median of Mississipi Banks	990,620	10.17	9.53	55.83	1.05	11.98	1.28	39.77	6.59	3.78	1.07	2.96	60.68	47.81

Tennessee Commerce Bancorp, Inc.	751,392	7.61	7.61	86.84	1.32	11.80	0.96	0.0	11.80	3.79	0.43	1.70	41.21	238.95
Green Bankshares, Inc.	2,927,298	10.64	5.53	79.50	1.41	11.60	1.24	22.9	8.94	4.62	1.22	3.07	54.91	230.85

Median of Tennessee Banks	1,839,345	9.13	6.57	83.17	1.37	11.70	1.10	11.45	10.37	4.21	0.83	2.39	48.06	234.90

AVERAGE	1,548,710	9.04	7.72	72.29	1.28	13.61	1.22	31.88	9.27	3.85	1.15	2.74	56.84	164.47
MEDIAN	1,311,741	9.32	7.63	72.59	1.25	13.17	1.23	33.82	9.36	3.83	1.10	2.88	57.35	143.23
MAXIMUM	2,927,298	11.34	9.94	92.03	2.53	17.96	1.71	67.01	13.69	4.97	2.13	4.50	72.06	529.63
MINIMUM	514,884	6.90	5.53	43.39	0.89	10.54	0.96	—	4.26	2.91	0.43	1.70	41.21	(2.00)

Source: SNL Securities Data Corporation

48 Banks Considered, 32 Excluded

(a)	Core EPS is reported EPS excluding non-recurring items as estimated by SNL Securities Data Corporation

Page 6 of 8 Pages

EXHIBIT G - 1

PUBLIC BANK HOLDING COMPANIES

    MIDSOUTH REGIONAL BANKS

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

	Historical Performance Summary
	Latest Twelve Months				Fiscal Year 2006			Fiscal Year 2005			Fiscal Year 2004			Fiscal Year 2003
Company Name	Latest Twelve Months Ended	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)
Auburn National Bancorporation, Inc.	6/30/2007	1.77	13.43	1.03	1.74	14.66	1.06	1.69	14.26	1.08	1.68	15.69	1.10	1.39	13.47	1.05

Bank of the Ozarks, Inc.	6/30/2007	1.85	17.96	1.23	1.89	20.03	1.34	1.88	22.95	1.65	1.56	23.87	1.67	1.24	23.63	1.69
Simmons First National Corporation	6/30/2007	1.93	10.73	1.06	1.90	10.93	1.07	1.84	11.24	1.08	1.65	10.64	1.03	1.65	11.57	1.18

Median of Arkansas Banks			14.35	1.15		15.48	1.21		17.10	1.37		17.26	1.35		17.60	1.44

First Financial Service Corporation	6/30/2007	2.10	14.13	1.23	2.13	15.03	1.31	1.88	14.60	1.22	1.59	13.47	1.12	1.57	14.32	1.18
Porter Bancorp, Inc.	6/30/2007	2.03	14.54	1.40	2.15	17.19	1.44	2.49	21.21	1.55	1.86	16.98	1.31	1.43	13.56	1.13
S.Y. Bancorp, Inc.	6/30/2007	1.62	17.26	1.71	1.55	17.35	1.69	1.46	17.80	1.70	1.27	17.28	1.65	1.21	18.88	1.63
Farmers Capital Bank Corporation	6/30/2007	1.97	12.90	1.22	1.82	13.28	1.23	2.12	11.74	1.07	1.98	10.46	0.99	1.92	10.39	1.04

Median of Kentucky Banks			14.34	1.32		16.11	1.38		16.20	1.39		15.23	1.22		13.94	1.16

MidSouth Bancorp, Inc.	6/30/2007	1.31	14.43	1.08	1.24	14.68	1.08	1.10	14.24	1.13	1.12	18.73	1.39	1.06	22.22	1.57

Guaranty Federal Bancshares, Inc.	6/30/2007	2.29	14.38	1.29	2.25	14.66	1.33	2.03	14.13	1.28	1.47	10.74	1.04	1.17	8.93	0.87
Enterprise Financial Services Corp	6/30/2007	1.34	11.51	1.02	1.36	13.69	1.12	1.05	13.86	0.98	0.82	11.93	0.81	0.70	10.96	0.80
Great Southern Bancorp, Inc.	6/30/2007	2.29	17.89	1.40	2.22	18.54	1.41	1.63	15.11	1.14	1.89	20.21	1.55	1.46	17.83	1.41

Median of Missouri Banks			14.38	1.29		14.66	1.33		14.13	1.14		11.93	1.04		10.96	0.87

Page 7 of 8 Pages

EXHIBIT G - 1

PUBLIC BANK HOLDING COMPANIES

    MIDSOUTH REGIONAL BANKS

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

	Historical Performance Summary
	Latest Twelve Months				Fiscal Year 2006			Fiscal Year 2005			Fiscal Year 2004			Fiscal Year 2003
Company Name	Latest Twelve Months Ended	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)
Citizens Holding Company	6/30/2007	1.60	11.98	1.30	1.65	12.59	1.39	1.57	12.63	1.35	1.49	12.84	1.33	1.39	12.42	1.27
Peoples Financial Corporation	6/30/2007	2.23	12.74	1.28	2.30	14.03	1.40	0.96	6.65	0.87	1.04	6.89	0.98	0.90	6.08	0.87
Renasant Corporation	6/30/2007	1.71	10.54	1.05	1.71	11.00	1.08	1.54	10.29	1.03	1.42	11.52	1.18	1.46	13.41	1.33

Median of Mississipi Banks			11.98	1.28		12.59	1.39		10.29	1.03		11.52	1.18		12.42	1.27

Tennessee Commerce Bancorp, Inc.	6/30/2007	1.25	11.80	0.96	1.14	12.68	0.95	0.87	12.29	0.97	0.53	8.92	0.83	0.38	8.00	0.70
Green Bankshares, Inc.	6/30/2007	2.27	11.60	1.24	2.14	11.91	1.28	1.71	11.09	1.02	1.55	11.23	1.06	1.47	12.59	1.12

Median of Tennessee Banks			11.70	1.10		12.30	1.12		11.69	1.00		10.08	0.95		10.30	0.91

AVERAGE			13.61	1.22		14.52	1.26		14.01	1.20		13.84	1.19		13.64	1.18
MEDIAN			13.17	1.23		14.35	1.30		14.00	1.11		12.39	1.11		13.00	1.16
MAXIMUM			17.96	1.71		20.03	1.69		22.95	1.70		23.87	1.67		23.63	1.69
MINIMUM			10.54	0.96		10.93	0.95		6.65	0.87		6.89	0.81		6.08	0.70

Source: SNL Securities Data Corporation

48 Banks Considered, 32 Excluded

(a)  Core EPS is reported EPS excluding

    non-recurring items as estimated by

    SNL Securities Data Corporation

Page 8 of 8 Pages

EXHIBIT G - 1

PUBLIC BANK HOLDING COMPANIES

    MIDSOUTH REGIONAL BANKS

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

						Public Market Pricing Summary
				Return	Return	Common Stock			Market				Forecast			Price/
				on	on	Price Per Share		Price	Capitalization	P/E	P/E	P/E	P/E	P/E	Price/	Tangible
				Average	Average	52 Week		Per	of Common	LTM	Cash	Core	FY 07	FY 08	Book	Book	Dividend
Company Name	State	Ticker	Total Assets ($000)	Equity (%)	Assets (%)	High ($)	Low ($)	Share ($)	Equity ($M)	EPS (x)	EPS (x)	EPS (a) (x)	EPS (x)	EPS (x)	Value (x)	Value (x)	Yield (%)
ALSO CONSIDERED:
PE Greater than 25x:

1st Independence Financial Group, Inc.	KY	FIFG	341,252	2.63	0.31	$18.00	$14.80	$16.16	$32.2	29.93	nm	29.38	nm	nm	0.80	1.11	1.98
UMB Financial Corporation	MO	UMBF	8,034,044	8.07	0.88	$47.06	$35.17	$44.69	$1,881.4	27.42	26.44	27.42	24.16	21.28	2.19	2.51	1.25
Community National Bank of the Lakeway Area	TN	CNLA	104,184	3.30	0.43	$13.00	$9.76	$10.00	$18.3	38.46	38.46	38.46	27.78	17.86	1.26	1.26	nm

Median			341,252	3.30	0.43					29.93	32.45	29.38	25.97	19.57	1.26	1.26	1.62

ROAE Less Than 10%:

BancTrust Financial Group, Inc.	AL	BTFG	1,388,564	6.71	0.69	$26.65	$15.55	$16.49	$184.6	19.87	18.32	20.36	20.87	13.41	1.32	1.94	3.15
Pinnacle Bancshares, Inc.	AL	PLE	243,634	6.97	0.57	$16.00	$12.95	$14.35	$21.0	15.77	15.77	15.77	nm	nm	1.08	1.09	3.07
CapitalSouth Bancorp	AL	CAPB	511,047	7.41	0.64	$22.25	$13.00	$13.84	$41.5	13.70	13.70	13.70	13.18	11.53	0.97	1.00	1.88
Regions Financial Corporation	AL	RF	137,622,472	8.75	1.22	$39.15	$28.90	$30.74	$21,653.2	11.64	11.87	10.82	11.02	10.18	1.10	2.83	4.68
Peoples BancTrust Company, Inc.	AL	PBTC	934,183	6.37	0.61	$26.07	$16.84	$23.28	$138.0	25.03	24.51	25.03	nm	nm	1.57	1.69	2.23
Nexity Financial Corporation	AL	NXTY	923,295	9.25	0.70	$13.38	$7.40	$8.06	$65.5	12.03	12.03	10.89	12.03	8.76	1.05	1.06	nm
Home Bancshares, Inc.	AR	HOMB	2,239,921	8.12	0.86	$25.29	$19.52	$22.13	$381.5	20.68	18.91	20.49	19.24	17.02	1.60	1.98	0.72
Citizens First Corporation	KY	CZFC	343,855	6.51	0.70	$20.05	$12.00	$12.25	$24.3	12.76	11.78	13.03	nm	nm	0.84	1.50	nm
Hawthorn Bancshares, Inc.	MO	HWBK	1,160,108	9.50	0.87	$36.66	$29.70	$30.25	$126.2	12.82	11.68	13.57	nm	nm	1.17	1.97	2.78
United Security Bancshares, Inc.	AL	USBI	660,041	8.30	1.14	$30.68	$22.30	$23.99	$148.0	20.50	20.50	20.50	nm	nm	1.77	1.86	4.34
Cadence Financial Corporation	MS	CADE	1,909,089	5.93	0.60	$23.00	$16.62	$18.11	$215.5	19.27	17.08	13.41	19.06	13.41	1.13	1.81	5.52
Britton & Koontz Capital Corporation	MS	BKBK	371,521	8.46	0.76	$20.80	$15.90	$16.19	$34.3	12.17	11.73	10.94	11.90	8.90	1.02	1.05	4.45
First Security Group, Inc.	TN	FSGI	1,157,919	8.03	1.03	$12.25	$9.75	$10.34	$180.9	15.67	14.36	15.43	14.77	12.77	1.25	1.59	1.93
Pinnacle Financial Partners, Inc.	TN	PNFP	2,315,327	8.62	1.04	$35.97	$21.62	$30.01	$466.5	22.56	20.55	22.40	21.44	17.45	1.76	3.32	nm
First Horizon National Corporation	TN	FHN	38,394,084	9.55	0.60	$45.44	$22.74	$27.74	$3,501.8	14.99	14.30	14.60	19.96	12.33	1.43	1.66	6.49

Median			1,157,919	8.12	0.70					15.67	14.36	14.60	16.92	12.55	1.17	1.69	3.11

Additional Non-Bank Lines of Business:
Cass Information Systems, Inc.	MO	CASS	935,608	18.96	1.85	$42.40	$31.00	$35.73	$299.1	18.81	18.81	18.90	nm	nm	3.35	3.69	1.34

Page 1 of 8 Pages

EXHIBIT G - 1

PUBLIC BANK HOLDING COMPANIES

MIDSOUTH REGIONAL BANKS

    MARKET PRICING ANALYSIS

      AS OF OCTOBER 4, 2007

						Public Market Pricing Summary
				Return	Return	Common Stock			Market				Forecast			Price/
				on	on	Price Per Share		Price	Capitalization	P/E	P/E	P/E	P/E	P/E	Price/	Tangible
			Total	Average	Average	52 Week		Per	of Common	LTM	Cash	Core	FY 07	FY 08	Book	Book	Dividend
Company Name	State	Ticker	Assets ($000)	Equity (%)	Assets (%)	High ($)	Low ($)	Share ($)	Equity ($M)	EPS (x)	EPS (x)	EPS (a) (x)	EPS (x)	EPS (x)	Value (x)	Value (x)	Yield (%)
Average Weekly Trading Volume Less Than 0.15% of Shares Outstanding

First Bancshares, Inc.	MS	FBMS	473,598	12.16	0.84	$36.46	$21.14	$21.14	$63.2	18.07	nm	18.07	nm	nm	1.91	nm	1.42
First M&F Corporation	MS	FMFC	1,584,707	11.34	0.95	$19.99	$17.10	$17.53	$158.8	11.02	10.62	11.02	11.02	10.01	1.20	1.72	2.97

Assets Less Than $500 Million:

Southern Missouri Bancorp, Inc.	MO	SMBC	379,927	10.49	0.80	$15.73	$14.00	$14.61	$32.3	11.33	10.44	11.33	nm	nm	1.12	1.21	2.74

Assets Greater Than $3 Billion:

Community Trust Bancorp, Inc.	KY	CTBI	3,000,830	12.82	1.22	$42.59	$26.47	$31.48	$479.0	13.40	13.17	13.40	13.01	12.06	1.64	2.13	3.43
Republic Bancorp, Inc.	KY	RBCAA	3,106,247	11.37	0.90	$24.26	$14.00	$17.35	$354.8	13.88	13.55	13.66	14.22	11.41	1.46	1.53	2.54
IBERIABANK Corporation	LA	IBKC	4,731,800	10.36	1.02	$65.00	$40.31	$53.10	$684.1	15.62	14.96	14.71	14.63	13.05	1.45	3.16	2.56
Hancock Holding Company	MS	HBHC	5,874,806	17.69	1.64	$56.00	$32.78	$41.46	$1,330.6	14.15	13.91	14.05	16.72	14.86	2.42	2.78	2.32
Trustmark Corporation	MS	TRMK	8,828,767	13.15	1.32	$33.69	$24.13	$28.96	$1,658.4	14.70	nm	14.78	14.55	13.73	1.87	2.94	3.04
Whitney Holding Corporation	LA	WTNY	10,608,267	12.33	1.38	$35.86	$23.02	$27.15	$1,836.2	12.93	11.96	12.75	12.93	12.75	1.52	2.15	4.27
BancorpSouth, Inc.	MS	BXS	13,209,093	11.54	0.99	$28.32	$21.75	$25.23	$2,073.2	16.82	16.17	16.82	14.42	13.42	1.82	2.40	3.33
Commerce Bancshares, Inc.	MO	CBSH	15,519,371	15.17	1.46	$50.77	$43.28	$47.29	$3,263.6	15.30	15.11	15.71	15.06	14.12	2.24	2.46	2.11
Colonial BancGroup, Inc.	AL	CNB	23,822,962	11.45	1.03	$26.80	$19.30	$22.11	$3,479.6	14.36	13.65	13.24	12.63	11.58	1.57	2.69	3.39

Median			8,828,767	12.33	1.22					14.36	13.78	14.05	14.42	13.05	1.64	2.46	3.04

Merger or Acquisition Target
Alabama National BanCorporation	AL	ALAB	7,902,537	10.32	1.13	$78.41	$49.31	$78.20	$1,595.8	19.17	17.73	19.17	19.40	17.98	1.84	2.96	2.10

Source: SNL Securities Data Corporation

48 Banks Considered, 32 Excluded

(a)  Core EPS is reported EPS excluding

    non-recurring items as estimated by

    SNL Securities Data Corporation

Page 2 of 8 Pages

EXHIBIT G - 1

PUBLIC BANK HOLDING COMPANIES

    MIDSOUTH REGIONAL BANKS

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

		Per Share Data								Other
	Financial	LTM EPS					Book	Tangible Book	Annualized	Weekly
	Data	Before			Forecast		Value	Value	Dividend	Volume/
	as of	Extra.	Cash	Core	FY 07	FY 08	Per	Per	Per	Shares	Institutional	Insider	Merger
	Quarter	Items	EPS	EPS	EPS	EPS	Share	Share	Share	Outstanding	Ownership	Ownership	Target?
Company Name	Ended	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(Y/N)
ALSO CONSIDERED:
PE Greater than 25x:

1st Independence Financial Group, Inc.	6/30/2007	0.54	NA	0.55	NA	NA	20.18	14.53	0.32	0.42	19.66	17.50	No
UMB Financial Corporation	6/30/2007	1.63	1.69	1.63	1.85	2.10	20.44	17.77	0.56	1.77	60.43	12.65	No
Community National Bank of the Lakeway Area	6/30/2007	0.26	0.26	0.26	0.36	0.56	7.96	7.96	0.00	0.35	5.98	22.84	No

Median										0.42	19.66	17.50

ROAE Less Than 10%:

BancTrust Financial Group, Inc.	6/30/2007	0.83	0.90	0.81	0.79	1.23	12.48	8.51	0.52	1.33	13.77	13.19	No
Pinnacle Bancshares, Inc.	6/30/2007	0.91	0.91	0.91	NA	NA	13.34	13.13	0.44	0.83	17.45	14.40	No
CapitalSouth Bancorp	6/30/2007	1.01	1.01	1.01	1.05	1.20	14.23	13.80	0.26	0.80	2.93	24.48	No
Regions Financial Corporation	6/30/2007	2.64	2.59	2.84	2.79	3.02	27.96	10.85	1.44	2.10	41.51	2.53	No
Peoples BancTrust Company, Inc.	6/30/2007	0.93	0.95	0.93	NA	NA	14.84	13.77	0.52	0.34	6.51	11.40	Yes
Nexity Financial Corporation	6/30/2007	0.67	0.67	0.74	0.67	0.92	7.69	7.58	0.00	1.38	39.13	23.25	No
Home Bancshares, Inc.	6/30/2007	1.07	1.17	1.08	1.15	1.30	13.83	11.15	0.16	1.05	16.11	35.30	No
Citizens First Corporation	6/30/2007	0.96	1.04	0.94	NA	NA	14.66	8.14	0.00	0.51	10.92	18.00	No
Hawthorn Bancshares, Inc.	6/30/2007	2.36	2.59	2.23	NA	NA	25.79	15.34	0.84	0.15	3.21	7.20	No
United Security Bancshares, Inc.	6/30/2007	1.17	1.17	1.17	NA	NA	13.54	12.87	1.04	0.17	5.91	10.00	No
Cadence Financial Corporation	6/30/2007	0.94	1.06	1.35	0.95	1.35	15.97	10.03	1.00	1.27	20.22	10.60	No
Britton & Koontz Capital Corporation	6/30/2007	1.33	1.38	1.48	1.36	1.82	15.80	15.46	0.72	0.28	7.28	8.30	No
First Security Group, Inc.	6/30/2007	0.66	0.72	0.67	0.70	0.81	8.28	6.52	0.20	0.40	29.52	5.74	No
Pinnacle Financial Partners, Inc.	6/30/2007	1.33	1.46	1.34	1.40	1.72	17.06	9.04	0.00	1.61	34.54	14.05	No
First Horizon National Corporation	6/30/2007	1.85	1.94	1.90	1.39	2.25	19.43	16.73	1.80	5.59	62.88	3.28	No

Median										0.83	16.11	11.40

Additional Non-Bank Lines of Business:

Cass Information Systems, Inc.	6/30/2007	1.90	1.90	1.89	NA	NA	10.68	9.67	0.48	0.69	19.70	13.99	No

Page 3 of 8 Pages

EXHIBIT G - 1

PUBLIC BANK HOLDING COMPANIES

    MIDSOUTH REGIONAL BANKS

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

		Per Share Data								Other
	Financial	LTM EPS					Book	Tangible	Annualized	Weekly
	Data	Before			Forecast		Value	Book	Dividend	Volume/
	as of	Extra.	Cash	Core	FY 07	FY 08	Per	Value Per	Per	Shares	Institutional	Insider	Merger
Company Name	Quarter Ended	Items ($)	EPS ($)	EPS ($)	EPS ($)	EPS ($)	Share ($)	Share ($)	Share ($)	Outstanding (%)	Ownership (%)	Ownership (%)	Target? (Y/N)
Average Weekly Trading Volume Less Than 0.15% of Shares Outstanding

First Bancshares, Inc.	6/30/2007	1.17	NA	1.17	NA	NA	11.09	NA	0.30	0.06	0.01	27.83	No
First M&F Corporation	6/30/2007	1.59	1.65	1.59	1.59	1.75	14.63	10.17	0.52	0.14	8.96	24.42	No

Assets Less Than $500 Million:

Southern Missouri Bancorp, Inc.	6/30/2007	1.29	1.40	1.29	NA	NA	13.01	12.06	0.40	0.30	18.06	17.19	No

Assets Greater Than $3 Billion:

Community Trust Bancorp, Inc.	6/30/2007	2.35	2.39	2.35	2.42	2.61	19.17	14.75	1.08	1.88	49.06	5.60	No
Republic Bancorp, Inc.	6/30/2007	1.25	1.28	1.27	1.22	1.52	11.86	11.35	0.44	0.81	13.17	69.52	No
IBERIABANK Corporation	6/30/2007	3.40	3.55	3.61	3.63	4.07	36.64	16.81	1.36	1.70	55.44	16.37	No
Hancock Holding Company	6/30/2007	2.93	2.98	2.95	2.48	2.79	17.13	14.90	0.96	2.28	41.58	17.35	No
Trustmark Corporation	6/30/2007	1.97	NA	1.96	1.99	2.11	15.47	9.86	0.88	1.89	34.18	2.30	No
Whitney Holding Corporation	6/30/2007	2.10	2.27	2.13	2.10	2.13	17.88	12.65	1.16	1.95	48.67	10.58	No
BancorpSouth, Inc.	6/30/2007	1.50	1.56	1.50	1.75	1.88	13.88	10.51	0.84	1.03	27.21	7.15	No
Commerce Bancshares, Inc.	6/30/2007	3.09	3.13	3.01	3.14	3.35	21.12	19.26	1.00	1.06	43.40	10.20	No
Colonial BancGroup, Inc.	6/30/2007	1.54	1.62	1.67	1.75	1.91	14.04	8.22	0.75	3.13	52.58	5.39	No

Median										1.88	43.40	10.20

Merger or Acquisition Target
Alabama National BanCorporation	6/30/2007	4.08	4.41	4.08	4.03	4.35	42.42	26.46	1.64	3.22	40.18	17.40	Yes

Source: SNL Securities Data Corporation

48 Banks Considered, 32 Excluded

(a)  Core EPS is reported EPS excluding

    non-recurring items as estimated by

    SNL Securities Data Corporation

Page 4 of 8 Pages

EXHIBIT G - 1

PUBLIC BANK HOLDING COMPANIES

    MIDSOUTH REGIONAL BANKS

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

	Balance Sheet Summary					Last 12 Months (LTM) Income Statement Summary
Company Name	Total Assets	Equity/ Assets (%)	Tangible Equity/ Tangible Assets (%)	Total Loans/ Total Assets/ (%)	Loan Loss Reserve/ Total Loans (%)	Return on Average Equity (%)	Return on Average Assets (%)	Dividend Payout Ratio (%)	Internal Growth Rate (%)	Net Interest Margin (%)	Fee Income/ Average Assets (%)	Overhead Expense/ Average Assets (%)	Efficiency Rato (%)	Loan Loss Provision/ Net Charge Offs (%)
ALSO CONSIDERED:
PE Greater than 25x:

1st Independence Financial Group, Inc.	341,252	11.79	8.78	78.21	1.10	2.63	0.31	59.3	1.07	3.19	0.59	2.87	79.81	93.84
UMB Financial Corporation	8,034,044	10.71	9.44	49.27	1.14	8.07	0.88	34.4	5.30	3.24	3.43	4.99	78.66	114.70
Community National Bank of the Lakeway Area	104,184	14.01	14.01	71.48	0.91	3.30	0.43	0.0	3.30	3.44	0.42	3.09	83.50	143.51

Median	341,252	11.79	9.44	71.48	1.10	3.30	0.43	34.36	3.30	3.24	0.59	3.09	79.81	114.70

ROAE Less Than 10%:

BancTrust Financial Group, Inc.	1,388,564	10.06	7.09	73.32	1.88	6.71	0.69	62.7	2.51	4.13	0.89	3.09	66.52	284.60
Pinnacle Bancshares, Inc.	243,634	8.02	7.90	49.71	1.16	6.97	0.57	48.4	3.60	2.94	0.75	2.58	74.09	96.25
CapitalSouth Bancorp	511,047	8.35	8.12	79.35	1.16	7.41	0.64	25.7	5.50	3.66	0.60	2.92	71.54	NM
Regions Financial Corporation	137,622,472	14.31	6.09	68.31	1.11	8.75	1.22	54.5	3.98	3.93	2.05	3.05	54.64	106.29
Peoples BancTrust Company, Inc.	934,183	9.42	8.80	71.27	1.08	6.37	0.61	55.9	2.81	3.66	0.95	3.18	72.52	522.46
Nexity Financial Corporation	923,295	6.76	6.67	68.13	1.24	9.25	0.70	0.0	9.25	3.03	0.24	1.90	58.46	568.58
Home Bancshares, Inc.	2,239,921	10.64	8.76	67.84	1.84	8.12	0.86	15.0	6.91	3.48	1.08	2.74	62.82	NM
Citizens First Corporation	343,855	10.69	7.20	72.01	1.23	6.51	0.70	0.0	6.51	4.34	0.74	3.47	73.80	132.28
Hawthorn Bancshares, Inc.	1,160,108	9.27	5.73	72.05	1.09	9.50	0.87	35.6	6.12	3.77	0.77	2.80	65.14	82.72
United Security Bancshares, Inc.	660,041	12.65	12.11	68.35	2.30	8.30	1.14	88.9	0.92	7.04	0.85	3.73	50.33	125.39
Cadence Financial Corporation	1,909,089	9.95	6.49	67.25	0.94	5.93	0.60	106.4	(0.38)	3.48	1.19	2.86	65.45	69.45
Britton & Koontz Capital Corporation	371,521	9.01	8.83	66.53	0.97	8.46	0.76	54.1	3.88	3.79	0.56	2.92	67.87	89.95
First Security Group, Inc.	1,157,919	12.51	10.12	77.57	1.14	8.03	1.03	30.3	5.60	4.91	1.01	3.58	64.52	115.11
Pinnacle Financial Partners, Inc.	2,315,327	11.45	6.42	71.83	1.04	8.62	1.04	0.0	8.62	3.66	0.94	2.53	57.63	522.14
First Horizon National Corporation	38,394,084	6.42	5.58	58.30	0.89	9.55	0.60	97.3	0.26	2.85	3.01	4.38	78.74	150.33

Median	1,157,919	9.95	7.20	68.35	1.14	8.12	0.70	48.35	3.98	3.66	0.89	2.92	65.45	125.39

Additional Non-Bank Lines of Business:
Cass Information Systems, Inc.	935,608	9.56	8.73	55.69	1.31	18.96	1.85	25.3	14.17	5.49	5.31	7.10	68.68	169.05

Page 5 of 8 Pages

EXHIBIT G - 1

PUBLIC BANK HOLDING COMPANIES

    MIDSOUTH REGIONAL BANKS

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

	Balance Sheet Summary					Last 12 Months (LTM) Income Statement Summary
Company Name	Total Assets	Equity/ Assets (%)	Tangible Equity/ Tangible Assets (%)	Total Loans/ Total Assets/ (%)	Loan Loss Reserve/ Total Loans (%)	Return on Average Equity (%)	Return on Average Assets (%)	Dividend Payout Ratio (%)	Internal Growth Rate (%)	Net Interest Margin (%)	Fee Income/ Average Assets (%)	Overhead Expense/ Average Assets (%)	Efficiency Rato (%)	Loan Loss Provision/ Net Charge Offs (%)
Average Weekly Trading Volume Less Than 0.15% of Shares Outstanding

First Bancshares, Inc.	473,598	7.00	NA	72.40	1.29	12.16	0.84	25.6	9.04	4.27	0.61	3.26	69.18	NA
First M&F Corporation	1,584,707	8.37	5.97	72.37	1.31	11.34	0.95	32.7	7.63	3.99	1.41	3.34	65.71	70.27

Assets Less Than $500 Million:

Southern Missouri Bancorp, Inc.	379,927	7.56	7.05	82.81	0.81	10.49	0.80	31.0	7.24	2.90	0.61	2.05	59.36	484.00

Assets Greater Than $3 Billion:

Community Trust Bancorp, Inc.	3,000,830	9.72	7.65	73.81	1.25	12.82	1.22	46.0	6.93	3.93	1.15	2.82	57.95	97.67
Republic Bancorp, Inc.	3,106,247	7.80	7.49	75.20	0.47	11.37	0.90	35.2	7.37	3.19	1.16	2.70	63.93	109.65
IBERIABANK Corporation	4,731,800	9.98	4.98	67.19	1.15	10.36	1.02	40.0	6.22	3.25	1.30	2.79	64.81	NM
Hancock Holding Company	5,874,806	9.36	8.25	58.15	1.34	17.69	1.64	32.8	11.89	4.14	1.84	3.38	60.11	(247.16)
Trustmark Corporation	8,828,767	10.04	6.64	76.68	1.03	13.15	1.32	44.7	7.28	3.85	1.80	3.11	59.67	11.33
Whitney Holding Corporation	10,608,267	11.40	8.34	69.46	1.02	12.33	1.38	55.2	5.52	5.07	0.88	3.40	59.64	(15.86)
BancorpSouth, Inc.	13,209,093	8.63	6.68	67.88	1.21	11.54	0.99	56.0	5.08	3.66	1.78	3.35	64.77	162.27
Commerce Bancshares, Inc.	15,519,371	9.39	8.64	65.89	1.27	15.17	1.46	32.4	10.26	3.85	2.36	3.60	60.01	98.79
Colonial BancGroup, Inc.	23,822,962	9.28	5.65	64.88	1.02	11.45	1.03	48.7	5.87	3.57	0.87	2.36	55.83	78.07

Median	8,828,767	9.39	7.49	67.88	1.15	12.33	1.22	44.67	6.93	3.85	1.30	3.11	60.01	87.87

Merger or Acquisition Target
Alabama National BanCorporation	7,902,537	10.95	7.13	72.20	1.23	10.32	1.13	40.2	6.17	3.77	1.10	2.65	57.38	214.50

Source: SNL Securities Data Corporation

48 Banks Considered, 32 Excluded

(a)  Core EPS is reported EPS excluding

    non-recurring items as estimated by

    SNL Securities Data Corporation

Page 6 of 8 Pages

EXHIBIT G - 1

PUBLIC BANK HOLDING COMPANIES

    MIDSOUTH REGIONAL BANKS

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

	Historical Performance Summary
	Latest Twelve Months				Fiscal Year 2006			Fiscal Year 2005			Fiscal Year 2004			Fiscal Year 2003
Company Name	Latest Twelve Months Ended	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)
ALSO CONSIDERED:
PE Greater than 25x:

1st Independence Financial Group, Inc.	6/30/2007	0.54	2.63	0.31	0.99	4.93	0.57	2.33	11.92	1.38	(0.81)	(3.66)	(0.42)	0.84	6.31	0.80
UMB Financial Corporation	6/30/2007	1.63	8.07	0.88	1.40	7.09	0.79	1.30	6.79	0.79	0.99	5.21	0.62	1.35	7.28	0.82
Community National Bank of the Lakeway Area	6/30/2007	0.26	3.30	0.43	0.12	1.82	0.16	(0.42)	(6.91)	(0.54)	(0.92)	(13.45)	(1.83)	(2.57)	NA	NA

Median			3.30	0.43		4.93	0.57		6.79	0.79		(3.66)	(0.42)		6.80	0.81

ROAE Less Than 10%:

BancTrust Financial Group, Inc.	6/30/2007	0.83	6.71	0.69	1.17	9.74	1.02	1.19	11.86	1.19	0.90	9.43	1.02	0.64	7.70	0.93
Pinnacle Bancshares, Inc.	6/30/2007	0.91	6.97	0.57	0.89	7.17	0.60	0.96	7.77	0.70	1.09	8.80	0.82	1.50	12.44	1.13
CapitalSouth Bancorp	6/30/2007	1.01	7.41	0.64	0.97	7.33	0.65	1.12	9.74	0.70	0.83	7.77	0.61	0.65	6.57	0.55
Regions Financial Corporation	6/30/2007	2.64	8.75	1.22	2.71	10.94	1.41	2.07	9.37	1.18	2.10	10.91	1.23	2.35	15.06	1.34
Peoples BdancTrust Company, Inc.	6/30/2007	0.93	6.37	0.61	1.36	9.52	0.95	1.12	8.16	0.82	1.08	8.25	0.78	0.96	7.39	0.69
Nexity Financial Corporation	6/30/2007	0.67	9.25	0.70	0.67	9.78	0.75	0.57	10.38	0.67	0.72	16.40	0.96	0.62	16.10	0.95
Home Bancshares, Inc.	6/30/2007	1.07	8.12	0.86	1.00	8.12	0.78	0.82	7.27	0.69	0.94	8.61	1.17	0.63	8.88	0.85
Citizens First Corporation	6/30/2007	0.96	6.51	0.70	1.28	9.56	1.01	1.47	11.67	1.24	0.86	7.24	0.63	(0.37)	(3.51)	(0.20)
Hawthorn Bancshares, Inc.	6/30/2007	2.36	9.50	0.87	2.59	10.79	0.95	2.36	10.47	0.91	1.98	9.16	0.93	2.15	10.45	1.09
United Security Bancshares, Inc.	6/30/2007	1.17	8.30	1.14	2.24	16.05	2.24	2.12	16.04	2.25	2.04	16.92	2.26	1.77	16.44	2.08
Cadence Financial Corporation	6/30/2007	0.94	5.93	0.60	1.37	7.39	0.87	1.68	11.79	0.97	1.50	10.99	0.95	1.65	12.19	1.26
Britton & Koontz Capital Corporation	6/30/2007	1.33	8.46	0.76	1.69	11.10	0.95	1.52	10.30	0.83	1.34	9.22	0.76	1.29	9.08	0.80
First Security Group, Inc.	6/30/2007	0.66	8.03	1.03	0.63	7.91	1.03	0.50	8.90	1.08	0.27	5.10	0.63	0.20	3.14	0.42
Pinnacle Financial Partners, Inc.	6/30/2007	1.33	8.62	1.04	1.18	8.65	1.01	0.85	13.23	0.93	0.61	12.31	0.89	0.32	7.71	0.66
First Horizon National Corporation	6/30/2007	1.85	9.55	0.60	1.96	19.11	1.19	3.17	19.51	1.16	3.35	23.00	1.63	3.40	24.74	1.80

Median			8.12	0.70		9.56	0.95		10.38	0.93		9.22	0.93		9.08	0.93

Additional Non-Bank Lines of Business:
Cass Information Systems, Inc.	6/30/2007	1.90	18.96	1.85	1.82	18.89	1.80	1.33	15.23	1.41	1.17	12.16	1.13	0.95	12.88	1.26

Page 7 of 8 Pages

EXHIBIT G - 1

PUBLIC BANK HOLDING COMPANIES

    MIDSOUTH REGIONAL BANKS

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

	Historical Performance Summary
	Latest Twelve Months				Fiscal Year 2006			Fiscal Year 2005			Fiscal Year 2004			Fiscal Year 2003
Company Name	Latest Twelve Months Ended	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)
Average Weekly Trading Volume Less Than 0.15% of Shares Outstanding

First Bancshares, Inc.	6/30/2007	1.17	12.16	0.84	1.27	16.29	0.97	0.77	11.05	0.75	0.51	7.67	0.67	0.41	6.41	0.63
First M&F Corporation	6/30/2007	1.59	11.34	0.95	1.53	11.39	0.94	1.40	10.88	1.04	1.18	9.62	0.97	1.18	9.82	1.03

Assets Less Than $500 Million:

Southern Missouri Bancorp, Inc.	6/30/2007	1.29	10.49	0.80	1.24	10.83	0.80	0.05	0.39	0.03	1.23	11.09	0.98	1.14	11.08	1.00

Assets Greater Than $3 Billion:

Community Trust Bancorp, Inc.	6/30/2007	2.35	12.82	1.22	2.55	14.51	1.33	2.27	13.98	1.22	2.05	13.48	1.22	1.93	13.43	1.16
Republic Bancorp, Inc.	6/30/2007	1.25	11.37	0.90	1.35	12.56	0.99	1.40	16.56	1.34	1.50	17.50	1.40	1.34	16.88	1.47
IBERIABANK Corporation	6/30/2007	3.40	10.36	1.02	3.57	12.86	1.19	2.24	8.41	0.81	3.01	12.98	1.17	2.74	13.05	1.20
Hancock Holding Company	6/30/2007	2.93	17.69	1.64	3.06	19.82	1.69	1.64	11.36	1.10	1.87	13.72	1.39	1.64	12.69	1.34
Trustmark Corporation	6/30/2007	1.97	13.15	1.32	2.09	14.89	1.42	1.81	13.86	1.25	2.00	16.11	1.43	2.00	17.56	1.60
Whitney Holding Corporation	6/30/2007	2.10	12.33	1.38	2.20	13.58	1.41	1.63	10.94	1.15	1.56	11.02	1.23	1.63	11.96	1.36
BancorpSouth, Inc.	6/30/2007	1.50	11.54	0.99	1.57	12.52	1.06	1.47	12.33	1.05	1.43	12.67	1.05	1.68	15.50	1.28
Commerce Bancshares, Inc.	6/30/2007	3.09	15.17	1.46	3.09	15.96	1.54	3.01	16.19	1.60	2.81	15.19	1.56	2.54	14.27	1.52
Colonial BancGroup, Inc.	6/30/2007	1.54	11.45	1.03	1.72	13.34	1.20	1.52	12.84	1.10	1.31	13.45	0.99	1.16	12.94	0.92

Median			12.33	1.22		13.58	1.33		12.84	1.15		13.48	1.23		13.43	1.34

Merger or Acquisition Target
Alabama National BanCorporation	6/30/2007	4.08	10.32	1.13	4.17	11.36	1.18	3.82	12.11	1.18	3.39	12.15	1.13	3.17	15.89	1.14

Source: SNL Securities Data Corporation

48 Banks Considered, 32 Excluded

(a)  Core EPS is reported EPS excluding

    non-recurring items as estimated by

    SNL Securities Data Corporation

Page 8 of 8 Pages

EXHIBIT G - 2

PUBLIC BANK HOLDING COMPANIES

    ASSETS BETWEEN $300 AND $500 MILLION

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

						Public Market Pricing Summary
				Return	Return	Common Stock			Market				Forecast			Price/
				on	on	Price Per Share		Price	Capitalization	P/E	P/E	P/E	P/E	P/E	Price/	Tangible
			Total	Average	Average	52 Week		Per	of Common	LTM	Cash	Core	FY 07	FY 08	Book	Book	Dividend
			Assets	Equity	Assets	High	Low	Share	Equity	EPS	EPS	EPS (a)	EPS	EPS	Value	Value	Yield
Company Name	State	Ticker	($000)	(%)	(%)	($)	($)	($)	($M)	(x)	(x)	(x)	(x)	(x)	(x)	(x)	(%)
Plumas Bancorp	CA	PLBC	463,951	13.43	1.02	$17.01	$11.50	$11.85	$58.8	12.47	11.73	12.47	nm	nm	1.62	1.67	2.53
Central Valley Community Bancorp	CA	CVCY	489,516	13.98	1.44	$15.64	$10.70	$12.25	$73.0	11.45	11.14	12.63	12.01	11.04	1.43	1.78	nm
Pacific State Bancorp	CA	PSBC	406,339	20.39	1.56	$24.51	$15.51	$17.76	$65.6	12.16	12.00	12.16	12.33	10.89	2.05	2.10	nm
Abigail Adams National Bancorp, Inc.	DC	AANB	459,345	12.12	0.89	$14.60	$13.20	$13.58	$47.0	12.81	nm	12.81	15.79	14.76	1.54	nm	3.68
Jacksonville Bancorp, Inc.	FL	JAXB	368,132	11.23	0.78	$36.71	$26.95	$27.26	$47.5	19.33	19.33	19.33	nm	nm	1.96	1.96	nm
CCF Holding Company	GA	CCFH	437,980	17.68	1.20	$21.43	$12.26	$15.50	$56.7	11.57	11.57	11.92	nm	nm	1.82	1.82	2.45
Annapolis Bancorp, Inc.	MD	ANNB	357,244	11.61	0.83	$10.00	$7.60	$8.24	$33.8	12.30	12.30	12.30	nm	nm	1.34	1.34	nm
Southern Missouri Bancorp, Inc.	MO	SMBC	379,927	10.49	0.80	$15.73	$14.00	$14.61	$32.3	11.33	10.44	11.33	nm	nm	1.12	1.21	2.74
Mid Penn Bancorp, Inc.	PA	MBP	492,160	12.62	1.02	$26.86	$20.95	$24.73	$86.4	17.79	17.54	17.92	nm	nm	2.22	2.30	3.23
Carolina Bank Holdings, Inc.	NC	CLBH	441,975	11.87	0.74	$15.21	$9.73	$11.39	$37.2	12.52	12.52	11.86	12.25	11.17	1.37	1.37	nm
1st Constitution Bancorp	NJ	FCCY	428,199	15.94	1.39	$19.34	$14.55	$16.15	$60.3	10.99	nm	10.99	nm	nm	1.61	1.64	nm
Parke Bancorp, Inc.	NJ	PKBK	420,824	16.47	1.39	$17.90	$14.55	$16.14	$51.0	11.13	11.13	11.13	nm	nm	1.52	1.52	nm
Norwood Financial Corp.	PA	NWFL	474,018	11.79	1.34	$33.75	$30.00	$30.76	$85.5	14.37	14.24	14.44	nm	nm	1.61	1.62	2.99
Provident Community Bancshares, Inc.	SC	PCBS	389,673	10.51	0.71	$21.25	$18.00	$21.24	$38.3	14.55	11.93	14.07	nm	nm	1.48	1.70	2.17
Central Virginia Bankshares, Inc.	VA	CVBK	462,372	11.15	0.96	$28.50	$17.99	$19.32	$47.0	11.30	11.23	11.50	11.43	9.47	1.28	1.29	3.73
Fauquier Bankshares, Inc.	VA	FBSS	486,028	13.66	1.08	$26.50	$16.96	$20.01	$70.9	13.34	13.34	13.34	nm	nm	1.75	1.75	4.00
Waccamaw Bankshares, Inc.	NC	WBNK	433,986	12.99	1.00	$16.20	$11.51	$13.75	$73.5	18.84	17.63	19.37	nm	nm	2.27	2.54	nm
Monarch Financial Holdings, Inc.	VA	MNRK	427,516	10.76	0.99	$18.50	$14.13	$18.00	$88.1	20.93	20.93	20.93	30.00	20.45	2.02	2.02	nm

AVERAGE			434,399	13.26	1.06					13.84	13.69	13.92	15.64	12.96	1.67	1.74	3.06
MEDIAN			435,983	12.37	1.01					12.50	12.15	12.55	12.29	11.10	1.61	1.70	2.99
MAXIMUM			492,160	20.39	1.56					20.93	20.93	20.93	30.00	20.45	2.27	2.54	4.00
MINIMUM			357,244	10.49	0.71					10.99	10.44	10.99	11.43	9.47	1.12	1.21	2.17

Source:  SNL Securities Data Corporation

47 Banks Considered, 29 Excluded

(a) Core EPS is reported EPS excluding

     non-recurring items as estimated by

     SNL Securities Data Corporation

Page 1 of 4 Pages

EXHIBIT G - 2

PUBLIC BANK HOLDING COMPANIES

    ASSETS BETWEEN $300 AND $500 MILLION

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

		Per Share Data								Other
	Financial	LTM EPS					Book	Tangible	Annualized	Weekly
	Data	Before			Forecast		Value	Book	Dividend	Volume/
	as of	Extra.	Cash	Core	FY 07	FY 08	Per	Value Per	Per	Shares	Institutional	Insider	Merger
Company Name	Quarter Ended	Items ($)	EPS ($)	EPS ($)	EPS ($)	EPS ($)	Share ($)	Share ($)	Share ($)	Outstanding (%)	Ownership (%)	Ownership (%)	Target? (Y/N)
Plumas Bancorp	6/30/2007	0.95	1.01	0.95	NA	NA	7.33	7.09	0.30	0.20	0.26	15.20	No
Central Valley Community Bancorp	6/30/2007	1.07	1.10	0.97	1.02	1.11	8.55	6.88	0.00	0.26	1.44	38.95	No
Pacific State Bancorp	6/30/2007	1.46	1.48	1.46	1.44	1.63	8.68	8.45	0.00	0.60	12.70	46.69	No
Abigail Adams National Bancorp, Inc.	6/30/2007	1.06	NA	1.06	0.86	0.92	8.79	NA	0.50	0.34	11.19	13.60	No
Jacksonville Bancorp, Inc.	6/30/2007	1.41	1.41	1.41	NA	NA	13.94	13.94	0.00	0.33	6.54	33.37	No
CCF Holding Company	6/30/2007	1.34	1.34	1.30	NA	NA	8.50	8.50	0.38	0.16	30.47	28.09	No
Annapolis Bancorp, Inc.	6/30/2007	0.67	0.67	0.67	NA	NA	6.16	6.16	0.00	0.28	7.90	49.45	No
Southern Missouri Bancorp, Inc.	6/30/2007	1.29	1.40	1.29	NA	NA	13.01	12.06	0.40	0.30	18.06	17.19	No
Mid Penn Bancorp, Inc.	6/30/2007	1.39	1.41	1.38	NA	NA	11.16	10.76	0.80	0.15	0.10	8.84	No
Carolina Bank Holdings, Inc.	6/30/2007	0.91	0.91	0.96	0.93	1.02	8.30	8.30	0.00	0.41	10.30	11.65	No
1st Constitution Bancorp	6/30/2007	1.47	NA	1.47	NA	NA	10.02	9.83	0.00	0.21	3.26	14.12	No
Parke Bancorp, Inc.	6/30/2007	1.45	1.45	1.45	NA	NA	10.64	10.64	0.00	0.36	8.62	49.40	No
Norwood Financial Corp.	6/30/2007	2.14	2.16	2.13	NA	NA	19.11	19.04	0.92	0.15	4.94	12.80	No
Provident Community Bancshares, Inc.	6/30/2007	1.46	1.78	1.51	NA	NA	14.38	12.46	0.46	0.17	10.20	18.20	No
Central Virginia Bankshares, Inc.	6/30/2007	1.71	1.72	1.68	1.69	2.04	15.07	15.02	0.72	0.29	10.52	5.85	No
Fauquier Bankshares, Inc.	6/30/2007	1.50	1.50	1.50	NA	NA	11.45	11.45	0.80	0.22	12.50	15.97	No
Waccamaw Bankshares, Inc.	6/30/2007	0.73	0.78	0.71	NA	NA	6.07	5.41	0.00	0.15	0.01	20.84	No
Monarch Financial Holdings, Inc.	6/30/2007	0.86	0.86	0.86	0.60	0.88	8.89	8.89	0.00	0.53	13.43	15.46	No

AVERAGE										0.28	9.02	23.09
MEDIAN										0.27	9.41	16.58
MAXIMUM										0.60	30.47	49.45
MINIMUM										0.15	0.01	5.85

Source: SNL Securities Data Corporation

47 Banks Considered, 29 Excluded

(a)  Core EPS is reported EPS excluding

    non-recurring items as estimated by

    SNL Securities Data Corporation

Page 2 of 4 Pages

EXHIBIT G - 2

PUBLIC BANK HOLDING COMPANIES

    ASSETS BETWEEN $300 AND $500 MILLION

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

	Balance Sheet Summary					Last 12 Months (LTM) Income Statement Summary
	Total	Equity/ Assets	Tangible Equity/ Tangible Assets	Total Loans/ Total Assets/	Loan Loss Reserve/ Total Loans	Return on Average Equity	Return on Average Assets	Dividend Payout Ratio	Internal Growth Rate	Net Interest Margin	Fee Income/ Average Assets	Overhead Expense/ Average Assets	Efficiency Rato	Loan Loss Provision/ Net Charge Offs
Company Name	Assets	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)
Plumas Bancorp	463,951	7.84	7.60	77.38	1.16	13.43	1.02	31.6	9.19	5.29	1.11	4.09	68.40	260.94
Central Valley Community Bancorp	489,516	10.40	8.55	69.33	1.10	13.98	1.44	0.0	13.98	5.74	0.90	4.02	64.67	243.24
Pacific State Bancorp	406,339	7.89	7.70	73.54	0.90	20.39	1.56	0.0	20.39	5.09	0.78	2.97	52.44	NM
Abigail Adams National Bancorp, Inc.	459,345	6.63	NA	69.73	1.43	12.12	0.89	47.2	6.40	4.48	0.47	3.34	70.44	NM
Jacksonville Bancorp, Inc.	368,132	6.59	6.59	87.62	0.94	11.23	0.78	0.0	11.23	3.72	0.35	2.43	62.24	NM
CCF Holding Company	437,980	7.09	7.09	76.74	1.23	17.68	1.20	NA	NA	4.76	0.62	3.09	61.44	242.70
Annapolis Bancorp, Inc.	357,244	7.08	7.08	64.09	0.87	11.61	0.83	0.0	11.61	3.69	0.54	2.74	67.90	24.39
Southern Missouri Bancorp, Inc.	379,927	7.56	7.05	82.81	0.81	10.49	0.80	31.0	7.24	2.90	0.61	2.05	59.36	484.00
Mid Penn Bancorp, Inc.	492,160	7.92	7.66	73.99	1.17	12.62	1.02	57.6	5.36	3.43	0.66	2.50	61.65	186.08
Carolina Bank Holdings, Inc.	441,975	6.13	6.13	79.14	1.21	11.87	0.74	0.0	11.87	3.34	0.37	2.10	60.11	NM
1st Constitution Bancorp	428,199	8.73	8.58	66.69	1.12	15.94	1.39	0.0	15.94	4.87	0.66	2.88	56.31	NM
Parke Bancorp, Inc.	420,824	7.99	7.99	88.50	1.40	16.47	1.39	0.0	16.47	3.99	0.30	1.58	39.55	NM
Norwood Financial Corp.	474,018	11.21	11.17	67.86	1.21	11.79	1.34	43.0	6.72	3.94	0.75	2.42	53.41	212.77
Provident Community Bancshares, Inc.	389,673	6.66	5.82	61.50	1.23	10.51	0.71	31.5	7.20	2.93	0.78	2.50	65.26	NM
Central Virginia Bankshares, Inc.	462,372	7.93	7.91	51.55	1.19	11.15	0.96	42.1	6.46	3.71	0.75	2.94	69.64	0.00
Fauquier Bankshares, Inc.	486,028	8.28	8.28	84.28	1.08	13.66	1.08	53.3	6.37	4.11	1.17	3.35	66.85	85.71
Waccamaw Bankshares, Inc.	433,986	7.71	6.95	77.56	1.64	12.99	1.00	NA	NA	4.01	0.71	2.75	59.07	407.77
Monarch Financial Holdings, Inc.	427,516	8.48	8.48	83.63	0.96	10.76	0.99	0.0	10.76	4.44	1.12	3.62	67.52	NM

AVERAGE	434,399	7.90	7.68	74.22	1.15	13.26	1.06	21.08	10.45	4.14	0.70	2.85	61.46	214.76
MEDIAN	435,983	7.87	7.66	75.37	1.17	12.37	1.01	15.50	9.97	4.00	0.69	2.82	61.95	227.74
MAXIMUM	492,160	11.21	11.17	88.50	1.64	20.39	1.56	57.55	20.39	5.74	1.17	4.09	70.44	484.00
MINIMUM	357,244	6.13	5.82	51.55	0.81	10.49	0.71	0.00	5.36	2.90	0.30	1.58	39.55	0.00

Source: SNL Securities Data Corporation

47 Banks Considered, 29 Excluded

(a)  Core EPS is reported EPS excluding

    non-recurring items as estimated by

    SNL Securities Data Corporation

Page 3 of 4 Pages

EXHIBIT G - 2

PUBLIC BANK HOLDING COMPANIES

    ASSETS BETWEEN $300 AND $500 MILLION

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

	Historical Performance Summary
	Latest Twelve Months				Fiscal Year 2006			Fiscal Year 2005			Fiscal Year 2004			Fiscal Year 2003
Company Name	Latest Twelve Months Ended	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)
Plumas Bancorp	6/30/2007	0.95	13.43	1.02	1.02	15.44	1.11	0.89	15.20	1.00	0.73	13.49	0.89	0.66	13.26	0.97
Central Valley Community Bancorp	6/30/2007	1.07	13.98	1.44	1.07	15.17	1.47	0.94	15.62	1.33	0.64	13.10	1.07	0.60	13.23	1.10
Pacific State Bancorp	6/30/2007	1.46	20.39	1.56	1.41	22.91	1.67	1.10	22.98	1.53	0.84	21.65	1.37	0.59	16.86	1.07
Abigail Adams National Bancorp, Inc.	6/30/2007	1.06	12.12	0.89	1.07	12.78	0.99	0.98	12.49	1.15	1.08	15.21	1.55	0.95	14.32	1.49
Jacksonville Bancorp, Inc.	6/30/2007	1.41	11.23	0.78	1.39	11.92	0.83	1.21	11.69	0.88	0.79	8.84	0.66	0.67	7.80	0.64
CCF Holding Company	6/30/2007	1.34	17.68	1.20	1.38	19.36	1.30	0.91	14.14	0.92	0.75	13.11	0.83	0.65	12.59	0.84
Annapolis Bancorp, Inc.	6/30/2007	0.67	11.61	0.83	0.70	13.30	0.93	0.71	15.04	0.97	0.52	12.48	0.84	0.41	10.59	0.75
Southern Missouri Bancorp, Inc.	6/30/2007	1.29	10.49	0.80	1.24	10.83	0.80	0.05	0.39	0.03	1.23	11.09	0.98	1.14	11.08	1.00
Mid Penn Bancorp, Inc.	6/30/2007	1.39	12.62	1.02	1.39	12.93	1.08	1.30	12.87	1.10	1.24	13.03	1.12	1.31	13.08	1.25
Carolina Bank Holdings, Inc.	6/30/2007	0.91	11.87	0.74	0.83	11.63	0.73	0.61	9.29	0.63	0.49	7.99	0.64	0.35	6.10	0.57
1st Constitution Bancorp	6/30/2007	1.47	15.94	1.39	1.41	16.62	1.40	1.20	16.49	1.31	1.02	15.54	1.22	0.84	14.85	1.18
Parke Bancorp, Inc.	6/30/2007	1.45	16.47	1.39	1.27	15.68	1.41	1.00	13.91	1.35	0.79	13.24	1.45	0.65	10.76	1.33
Norwood Financial Corp.	6/30/2007	2.14	11.79	1.34	2.07	11.85	1.33	1.92	11.72	1.31	1.77	11.39	1.27	1.67	11.24	1.22
Provident Community Bancshares, Inc.	6/30/2007	1.46	10.51	0.71	1.48	11.10	0.75	1.26	9.58	0.68	1.05	8.42	0.61	0.90	7.53	0.55
Central Virginia Bankshares, Inc.	6/30/2007	1.71	11.15	0.96	2.11	15.10	1.26	2.04	15.26	1.26	1.83	14.88	1.19	1.64	14.66	1.22
Fauquier Bankshares, Inc.	6/30/2007	1.50	13.66	1.08	1.56	14.87	1.14	1.60	16.94	1.27	1.41	16.82	1.21	1.24	15.84	1.24
Waccamaw Bankshares, Inc.	6/30/2007	0.73	12.99	1.00	0.69	14.08	1.02	0.58	14.98	1.00	0.47	13.46	1.11	0.39	12.84	1.13
Monarch Financial Holdings, Inc.	6/30/2007	0.86	10.76	0.99	0.73	11.38	1.05	0.46	8.11	0.82	0.18	3.68	0.39	0.16	3.33	0.35

AVERAGE			13.26	1.06		14.28	1.13		13.15	1.03		12.63	1.02		11.66	0.99
MEDIAN			12.37	1.01		13.69	1.10		14.03	1.05		13.11	1.09		12.72	1.09
MAXIMUM			20.39	1.56		22.91	1.67		22.98	1.53		21.65	1.55		16.86	1.49
MINIMUM			10.49	0.71		10.83	0.73		0.39	0.03		3.68	0.39		3.33	0.35

Source:  SNL Securities Data Corporation

47 Banks Considered, 29 Excluded

(a) Core EPS is reported EPS excluding

     non-recurring items as estimated by

     SNL Securities Data Corporation

Page 4 of 4 Pages

EXHIBIT G - 2

PUBLIC BANK HOLDING COMPANIES

    ASSETS BETWEEN $300 AND $500 MILLION

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

						Public Market Pricing Summary
				Return	Return	Common Stock			Market				Forecast			Price/
				on	on	Price Per Share		Price	Capitalization	P/E	P/E	P/E	P/E	P/E	Price/	Tangible
			Total	Average	Average	52 Week		Per	of Common	LTM	Cash	Core	FY 07	FY 08	Book	Book	Dividend
Company Name	State	Ticker	Assets ($000)	Equity (%)	Assets (%)	High ($)	Low ($)	Share ($)	Equity ($M)	EPS (x)	EPS (x)	EPS (a) (x)	EPS (x)	EPS (x)	Value (x)	Value (x)	Yield (%)
ALSO CONSIDERED:
Negative or Unreported EPS:

Sterling Banks, Inc.	NJ	STBK	438,258	0.04	0.00	$11.22	$7.14	$8.00	$49.1	nm	nm	nm	nm	nm	1.13	1.74	1.43

PE Greater than 25x:

Boardwalk Bancorp, Inc.	NJ	BORD	454,045	3.51	0.35	$22.30	$15.70	$21.90	$94.1	49.77	49.77	31.74	28.44	22.81	1.87	1.87	1.83
1st Independence Financial Group, Inc.	KY	FIFG	341,252	2.63	0.31	$18.00	$14.80	$16.16	$32.2	29.93	nm	29.38	nm	nm	0.80	1.11	1.98
East Penn Financial Corporation	PA	EPEN	443,551	14.04	0.83	$14.70	$6.51	$14.37	$90.7	25.66	25.66	25.66	nm	nm	3.55	3.55	1.67
Southcoast Financial Corporation	SC	SOCB	487,704	4.90	0.77	$21.14	$16.45	$18.17	$99.5	29.31	29.31	31.88	30.80	26.72	1.44	1.44	nm
Tidelands Bancshares, Inc.	SC	TDBK	427,560	2.51	0.25	$15.45	$12.00	$13.05	$55.8	54.38	54.38	50.19	nm	nm	1.34	1.34	nm
Village Bank and Trust Financial Corp.	VA	VBFC	331,120	5.09	0.45	$17.49	$13.50	$15.25	$39.2	31.12	31.12	32.45	nm	nm	1.49	1.53	nm
Southern National Bancorp of Virginia, Inc.	VA	SONA	316,570	3.32	0.77	$15.87	$12.00	$12.40	$84.3	40.00	30.24	40.00	nm	nm	1.21	1.50	nm

Median			427,560	3.51	0.45					31.12	30.68	31.88	29.62	24.77	1.44	1.50	1.83

ROAE Less Than 10%:

Summit State Bank	CA	SSBI	330,732	5.03	0.75	$13.75	$9.56	$9.80	$47.5	20.00	19.60	20.00	23.33	17.82	0.99	1.09	3.67
Salisbury Bancorp, Inc.	CT	SAL	442,453	9.08	0.92	$39.25	$31.00	$32.90	$55.4	13.94	13.37	15.59	nm	nm	1.30	1.75	3.28
First State Financial Corporation	FL	FSTF	451,737	9.90	1.12	$18.99	$14.25	$15.09	$88.7	18.40	18.40	18.40	21.87	26.47	1.79	1.79	2.12
Habersham Bancorp	GA	HABC	496,403	8.57	0.94	$25.00	$15.53	$16.49	$49.0	10.44	10.31	10.44	nm	nm	0.87	0.94	2.43
Citizens First Corporation	KY	CZFC	343,855	6.51	0.70	$20.05	$12.00	$12.25	$24.3	12.76	11.78	13.03	nm	nm	0.84	1.50	nm
Beverly National Corporation	MA	BNV	472,963	6.24	0.61	$25.25	$19.30	$20.80	$57.8	20.39	20.39	18.25	nm	nm	1.24	1.24	3.85
Carrollton Bancorp	MD	CRRB	351,738	7.85	0.79	$19.45	$12.00	$13.44	$38.1	14.15	13.58	14.15	nm	nm	1.08	1.09	3.57
Glen Burnie Bancorp	MD	GLBZ	309,488	9.58	0.84	$18.50	$15.39	$15.50	$38.6	14.35	14.35	15.05	nm	nm	1.38	1.38	3.10
Mackinac Financial Corporation	MI	MFNC	393,319	9.04	0.71	$11.50	$7.75	$8.75	$30.0	11.51	11.08	13.06	12.87	10.29	0.98	0.99	nm
Britton & Koontz Capital Corporation	MS	BKBK	371,521	8.46	0.76	$20.80	$15.90	$16.19	$34.3	12.17	11.73	10.94	11.90	8.90	1.02	1.05	4.45
Cape Fear Bank Corporation	NC	CAPE	441,342	7.71	0.48	$12.62	$8.75	$10.25	$38.6	19.34	19.34	18.98	20.92	21.35	1.41	1.41	nm
Bank of the Carolinas Corporation	NC	BCAR	456,853	8.52	0.71	$18.98	$10.01	$11.15	$43.0	13.77	13.77	21.44	14.67	12.97	1.11	1.13	1.79
Sussex Bancorp	NJ	SBBX	387,254	6.46	0.63	$16.99	$10.01	$12.50	$39.6	17.86	16.89	18.38	15.43	13.16	1.13	1.24	2.24
Evans Bancorp, Inc.	NY	EVBN	469,492	9.11	0.76	$22.81	$16.87	$18.35	$50.4	13.90	11.99	9.92	nm	nm	1.23	1.74	4.03
United Bancorp, Inc.	OH	UBCP	432,309	7.98	0.61	$11.88	$9.32	$11.00	$55.2	19.30	19.30	19.30	nm	nm	1.64	1.64	4.73
Commercial National Financial Corporation	PA	CNAF	328,404	8.34	0.91	$21.21	$15.00	$17.17	$52.3	17.00	16.51	17.17	nm	nm	1.44	1.46	4.66
Cowlitz Bancorporation	WA	CWLZ	489,954	8.92	0.98	$17.55	$12.25	$14.00	$69.3	15.91	15.56	15.56	16.09	11.67	1.32	1.37	nm

Median			432,309	8.46	0.76					14.35	14.35	15.59	15.76	13.06	1.23	1.37	3.57

Page 1 of 8 Pages

EXHIBIT G - 2

PUBLIC BANK HOLDING COMPANIES

    ASSETS BETWEEN $300 AND $500 MILLION

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

						Public Market Pricing Summary
				Return	Return	Common Stock			Market				Forecast			Price/
				on	on	Price Per Share		Price	Capitalization	P/E	P/E	P/E	P/E	P/E	Price/	Tangible
			Total	Average	Average	52 Week		Per	of Common	LTM	Cash	Core	FY 07	FY 08	Book	Book	Dividend
			Assets	Equity	Assets	High	Low	Share	Equity	EPS	EPS	EPS (a)	EPS	EPS	Value	Value	Yield
Company Name	State	Ticker	($000)	(%)	(%)	($)	($)	($)	($M)	(x)	(x)	(x)	(x)	(x)	(x)	(x)	(%)
Average Weekly Trading Volume Less Than 0.15% of Shares Outstanding

First Bancshares, Inc.	MS	FBMS	473,598	12.16	0.84	$36.46	$21.14	$21.14	$63.2	18.07	nm	18.07	nm	nm	1.91	nm	1.42
Jeffersonville Bancorp	NY	JFBC	385,960	11.97	1.26	$20.00	$15.35	$16.00	$68.1	13.79	13.79	13.68	nm	nm	1.66	1.66	3.00
Union Bankshares, Inc.	VT	UNB	375,700	14.25	1.58	$24.11	$18.97	$20.50	$92.7	15.53	15.53	15.77	nm	nm	2.22	2.22	5.46
WSB Financial Group, Inc.	WA	WSFG	455,252	10.39	1.18	$21.00	$11.20	$11.80	$65.7	11.92	11.92	11.92	12.83	9.44	1.02	1.02	nm

Median			420,606	12.07	1.22					14.66	13.79	14.72	12.83	9.44	1.78	1.66	3.00

Source:  SNL Securities Data Corporation

47 Banks Considered, 29 Excluded

(a) Core EPS is reported EPS excluding

     non-recurring items as estimated by

     SNL Securities Data Corporation

Page 2 of 8 Pages

EXHIBIT G - 2

PUBLIC BANK HOLDING COMPANIES

    ASSETS BETWEEN $300 AND $500 MILLION

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

		Per Share Data								Other
	Financial	LTM EPS					Book	Tangible	Annualized	Weekly
	Data	Before			Forecast		Value	Book	Dividend	Volume/
	as of	Extra.	Cash	Core	FY 07	FY 08	Per	Value Per	Per	Shares	Institutional	Insider	Merger
Company Name	Quarter Ended	Items ($)	EPS ($)	EPS ($)	EPS ($)	EPS ($)	Share ($)	Share ($)	Share ($)	Outstanding (%)	Ownership (%)	Ownership (%)	Target? (Y/N)
ALSO CONSIDERED:
Negative or Unreported EPS:

Sterling Banks, Inc.	6/30/2007	0.00	0.00	0.00	NA	NA	7.06	4.61	0.11	0.28	5.34	17.30	No

PE Greater than 25x:

Boardwalk Bancorp, Inc.	6/30/2007	0.44	0.44	0.69	0.77	0.96	11.73	11.73	0.40	0.89	9.85	15.69	Yes
1st Independence Financial Group, Inc.	6/30/2007	0.54	NA	0.55	NA	NA	20.18	14.53	0.32	0.42	19.66	17.50	No
East Penn Financial Corporation	6/30/2007	0.56	0.56	0.56	NA	NA	4.05	4.05	0.24	0.46	10.04	40.60	Yes
Southcoast Financial Corporation	6/30/2007	0.62	0.62	0.57	0.59	0.68	12.59	12.59	0.00	1.06	37.43	10.64	No
Tidelands Bancshares, Inc.	6/30/2007	0.24	0.24	0.26	NA	NA	9.72	9.72	0.00	0.67	35.31	11.34	No
Village Bank and Trust Financial Corp.	6/30/2007	0.49	0.49	0.47	NA	NA	10.22	9.95	0.00	0.14	7.30	20.63	No
Southern National Bancorp of Virginia, Inc.	6/30/2007	0.31	0.41	0.31	NA	NA	10.21	8.24	0.00	NA	18.03	11.35	No

Median										0.57	18.03	15.69

ROAE Less Than 10%:

Summit State Bank	6/30/2007	0.49	0.50	0.49	0.42	0.55	9.88	9.02	0.36	0.61	7.75	21.22	No
Salisbury Bancorp, Inc.	6/30/2007	2.36	2.46	2.11	NA	NA	25.29	18.81	1.08	0.41	11.88	7.04	No
First State Financial Corporation	6/30/2007	0.82	0.82	0.82	0.69	0.57	8.41	8.41	0.32	0.48	3.94	30.80	No
Habersham Bancorp	6/30/2007	1.58	1.60	1.58	NA	NA	18.88	17.52	0.40	0.14	18.17	45.10	No
Citizens First Corporation	6/30/2007	0.96	1.04	0.94	NA	NA	14.66	8.14	0.00	0.51	10.92	18.00	No
Beverly National Corporation	6/30/2007	1.02	1.02	1.14	NA	NA	16.78	16.78	0.80	0.51	28.07	7.30	No
Carrollton Bancorp	6/30/2007	0.95	0.99	0.95	NA	NA	12.50	12.37	0.48	0.20	4.55	23.98	No
Glen Burnie Bancorp	6/30/2007	1.08	1.08	1.03	NA	NA	11.25	11.25	0.48	0.15	3.67	20.03	No
Mackinac Financial Corporation	6/30/2007	0.76	0.79	0.67	0.68	0.85	8.89	8.84	0.00	0.16	34.04	8.30	No
Britton & Koontz Capital Corporation	6/30/2007	1.33	1.38	1.48	1.36	1.82	15.80	15.46	0.72	0.28	7.28	8.30	No
Cape Fear Bank Corporation	6/30/2007	0.53	0.53	0.54	0.49	0.48	7.28	7.28	0.00	0.46	19.19	14.18	No
Bank of the Carolinas Corporation	6/30/2007	0.81	0.81	0.52	0.76	0.86	10.04	9.89	0.20	0.23	16.76	18.63	No
Sussex Bancorp	6/30/2007	0.70	0.74	0.68	0.81	0.95	11.04	10.11	0.28	0.33	30.80	11.65	No
Evans Bancorp, Inc.	6/30/2007	1.32	1.53	1.85	NA	NA	14.94	10.57	0.74	0.27	6.32	17.80	No
United Bancorp, Inc.	6/30/2007	0.57	0.57	0.57	NA	NA	6.70	6.70	0.52	0.26	3.40	9.40	No
Commercial National Financial Corporation	6/30/2007	1.01	1.04	1.00	NA	NA	11.89	11.73	0.80	0.09	3.79	24.55	No
Cowlitz Bancorporation	6/30/2007	0.88	0.90	0.90	0.87	1.20	10.62	10.24	0.00	1.11	14.61	11.71	No

Median										0.28	10.92	17.80

Page 3 of 8 Pages

EXHIBIT G - 2

PUBLIC BANK HOLDING COMPANIES

    ASSETS BETWEEN $300 AND $500 MILLION

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

		Per Share Data								Other
	Financial	LTM EPS					Book	Tangible	Annualized	Weekly
	Data	Before			Forecast		Value	Book	Dividend	Volume/
	as of	Extra.	Cash	Core	FY 07	FY 08	Per	Value	Per	Shares	Institutional	Insider	Merger
	Quarter	Items	EPS	EPS	EPS	EPS	Share	Per Share	Share	Outstanding	Ownership	Ownership	Target?
Company Name	Ended	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(Y/N)
Average Weekly Trading Volume Less Than 0.15% of Shares Outstanding

First Bancshares, Inc.	6/30/2007	1.17	NA	1.17	NA	NA	11.09	NA	0.30	0.06	0.01	27.83	No
Jeffersonville Bancorp	6/30/2007	1.16	1.16	1.17	NA	NA	9.66	9.66	0.48	0.10	0.17	10.63	No
Union Bankshares, Inc.	6/30/2007	1.32	1.32	1.30	NA	NA	9.22	9.22	1.12	0.14	0.64	28.51	No
WSB Financial Group, Inc.	6/30/2007	0.99	0.99	0.99	0.92	1.25	11.54	11.54	0.00	NA	29.45	25.64	No

Median										0.10	0.41	26.74

Source:  SNL Securities Data Corporation

47 Banks Considered, 29 Excluded

(a) Core EPS is reported EPS excluding

     non-recurring items as estimated by

     SNL Securities Data Corporation

Page 4 of 8 Pages

EXHIBIT G - 2

PUBLIC BANK HOLDING COMPANIES

    ASSETS BETWEEN $300 AND $500 MILLION

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

	Balance Sheet Summary					Last 12 Months (LTM) Income Statement Summary
Company Name	Total Assets	Equity/ Assets (%)	Tangible Equity/ Tangible Assets (%)	Total Loans/ Total Assets/ (%)	Loan Loss Reserve/ Total Loans (%)	Return on Average Equity (%)	Return on Average Assets (%)	Dividend Payout Ratio (%)	Internal Growth Rate (%)	Net Interest Margin (%)	Fee Income/ Average Assets (%)	Overhead Expense/ Average Assets (%)	Efficiency Rato (%)	Loan Loss Provision/ Net Charge Offs (%)
ALSO CONSIDERED:
Negative or Unreported EPS:

Sterling Banks, Inc.	438,258	9.87	6.68	73.26	0.90	0.04	0.00	#DIV/0!	#DIV/0!	3.53	0.19	3.31	94.03	NA

PE Greater than 25x:

Boardwalk Bancorp, Inc.	454,045	11.10	11.10	66.21	1.23	3.51	0.35	90.9	0.32	3.04	0.32	2.19	69.52	NM
1st Independence Financial Group, Inc.	341,252	11.79	8.78	78.21	1.10	2.63	0.31	59.3	1.07	3.19	0.59	2.87	79.81	93.84
East Penn Financial Corporation	443,551	5.76	5.76	76.00	0.99	14.04	0.83	42.9	8.02	3.47	0.56	2.50	65.83	177.97
Southcoast Financial Corporation	487,704	14.14	14.14	76.35	1.16	4.90	0.77	0.0	4.90	3.43	0.40	2.47	68.32	15.85
Tidelands Bancshares, Inc.	427,560	9.72	9.72	79.85	1.24	2.51	0.25	0.0	2.51	3.31	0.33	2.68	76.36	639.19
Village Bank and Trust Financial Corp.	331,120	7.93	7.74	87.22	1.04	5.09	0.45	0.0	5.09	4.14	0.90	3.75	79.06	625.00
Southern National Bancorp of Virginia, Inc.	316,570	21.93	18.65	67.62	1.35	3.32	0.77	0.0	3.32	3.82	0.22	2.69	64.33	135.55

Median	427,560	11.10	9.72	76.35	1.16	3.51	0.45	0.00	3.32	3.43	0.40	2.68	69.52	156.76

ROAE Less Than 10%:

Summit State Bank	330,732	14.47	13.39	80.49	1.19	5.03	0.75	73.5	1.33	3.70	0.40	2.46	63.19	43.72
Salisbury Bancorp, Inc.	442,453	9.63	7.34	57.39	0.97	9.08	0.92	45.8	4.92	3.54	0.96	3.00	68.83	(212.20)
First State Financial Corporation	451,737	10.93	10.93	89.02	1.15	9.90	1.12	39.0	6.04	4.31	0.59	2.70	57.12	398.85
Habersham Bancorp	496,403	11.29	10.56	72.31	0.86	8.57	0.94	25.3	6.40	4.48	0.73	3.62	72.59	0.00
Citizens First Corporation	343,855	10.69	7.20	72.01	1.23	6.51	0.70	0.0	6.51	4.34	0.74	3.47	73.80	132.28
Beverly National Corporation	472,963	9.83	9.83	68.50	1.07	6.24	0.61	78.4	1.35	3.78	1.05	3.46	74.58	NM
Carrollton Bancorp	351,738	10.08	9.99	75.62	1.14	7.85	0.79	50.5	3.88	4.50	1.80	4.71	76.84	62.03
Glen Burnie Bancorp	309,488	9.05	9.05	63.74	0.89	9.58	0.84	44.4	5.32	3.80	0.64	3.26	75.80	21.79
Mackinac Financial Corporation	393,319	7.75	7.71	86.16	1.45	9.04	0.71	0.0	9.04	3.53	0.35	3.35	88.02	(111.54)
Britton & Koontz Capital Corporation	371,521	9.01	8.83	66.53	0.97	8.46	0.76	54.1	3.88	3.79	0.56	2.92	67.87	89.95
Cape Fear Bank Corporation	441,342	6.21	6.21	77.27	1.39	7.71	0.48	0.0	7.71	3.16	0.28	2.52	75.28	NM
Bank of the Carolinas Corporation	456,853	8.47	8.35	77.87	0.96	8.52	0.71	24.7	6.42	3.41	0.40	2.66	73.21	94.41
Sussex Bancorp	387,254	9.03	8.34	73.50	1.36	6.46	0.63	40.0	3.88	3.59	1.50	3.63	74.16	NM
Evans Bancorp, Inc.	469,492	8.75	6.35	64.39	1.28	9.11	0.76	56.1	4.00	3.65	2.29	3.88	67.22	125.66
United Bancorp, Inc.	432,309	7.08	7.08	52.53	0.96	7.98	0.61	91.2	0.70	3.00	0.67	2.52	70.71	67.50
Commercial National Financial Corporation	328,404	11.02	10.89	68.37	0.83	8.34	0.91	79.2	1.73	3.71	0.92	3.13	70.05	631.58
Cowlitz Bancorporation	489,954	10.74	10.39	78.11	1.27	8.92	0.98	0.0	8.92	5.65	0.75	3.98	65.58	92.44

Median	432,309	9.63	8.83	72.31	1.14	8.46	0.76	44.44	4.92	3.71	0.73	3.26	72.59	78.73

Page 5 of 8 Pages

EXHIBIT G - 2

PUBLIC BANK HOLDING COMPANIES

    ASSETS BETWEEN $300 AND $500 MILLION

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

	Balance Sheet Summary					Last 12 Months (LTM) Income Statement Summary
Company Name	Total Assets	Equity/ Assets (%)	Tangible Equity/ Tangible Assets (%)	Total Loans/ Total Assets/ (%)	Loan Loss Reserve/ Total Loans (%)	Return on Average Equity (%)	Return on Average Assets (%)	Dividend Payout Ratio (%)	Internal Growth Rate (%)	Net Interest Margin (%)	Fee Income/ Average Assets (%)	Overhead Expense/ Average Assets (%)	Efficiency Rato (%)	Loan Loss Provision/ Net Charge Offs (%)
Average Weekly Trading Volume Less Than 0.15% of Shares Outstanding

First Bancshares, Inc.	473,598	7.00	NA	72.40	1.29	12.16	0.84	25.6	9.04	4.27	0.61	3.26	69.18	NA
Jeffersonville Bancorp	385,960	10.66	10.66	65.12	1.39	11.97	1.26	41.4	7.02	4.31	0.89	3.18	64.74	NM
Union Bankshares, Inc.	375,700	11.10	11.10	80.72	1.09	14.25	1.58	84.8	2.16	4.94	1.06	3.76	64.21	NM
WSB Financial Group, Inc.	455,252	14.11	14.11	87.25	1.10	10.39	1.18	0.0	10.39	5.09	1.30	4.20	65.76	526.37

Median	420,606	10.88	11.10	76.56	1.20	12.07	1.22	33.51	8.03	4.63	0.98	3.51	65.25	526.37

Source:  SNL Securities Data Corporation

47 Banks Considered, 29 Excluded

(a) Core EPS is reported EPS excluding

     non-recurring items as estimated by

     SNL Securities Data Corporation

Page 6 of 8 Pages

EXHIBIT G - 2

PUBLIC BANK HOLDING COMPANIES

    ASSETS BETWEEN $300 AND $500 MILLION

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

	Historical Performance Summary
	Latest Twelve Months				Fiscal Year 2006			Fiscal Year 2005			Fiscal Year 2004			Fiscal Year 2003
Company Name	Latest Twelve Months Ended	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)
ALSO CONSIDERED:
Negative or Unreported EPS:

Sterling Banks, Inc.	6/30/2007	0.00	0.04	0.00	0.14	2.14	0.21	0.36	5.58	0.50	0.33	5.65	0.40	0.22	3.55	0.24

PE Greater than 25x:

Boardwalk Bancorp, Inc.	6/30/2007	0.44	3.51	0.35	0.83	8.01	0.70	0.77	7.93	0.77	0.75	8.13	0.79	0.59	6.36	0.79
1st Independence Financial Group, Inc.	6/30/2007	0.54	2.63	0.31	0.99	4.93	0.57	2.33	11.92	1.38	(0.81)	(3.66)	(0.42)	0.84	6.31	0.80
East Penn Financial Corporation	6/30/2007	0.56	14.04	0.83	0.57	15.64	0.87	0.55	15.85	0.92	0.51	16.07	0.93	0.43	13.95	0.94
Southcoast Financial Corporation	6/30/2007	0.62	4.90	0.77	0.81	6.22	1.00	0.96	9.28	1.04	0.75	8.56	0.98	0.67	10.43	0.79
Tidelands Bancshares, Inc.	6/30/2007	0.24	2.51	0.25	0.44	5.38	0.52	0.02	0.21	0.03	(0.62)	(9.54)	(1.54)	(1.33)	(26.52)	(10.59)
Village Bank and Trust Financial Corp.	6/30/2007	0.49	5.09	0.45	0.59	6.28	0.57	0.61	7.50	0.67	0.45	6.14	0.63	0.04	0.51	0.07
Southern National Bancorp of Virginia, Inc.	6/30/2007	0.31	3.32	0.77	0.24	2.74	0.65	NA	(13.78)	(7.45)	NA	NA	NA	NA	NA	NA

Median			3.51	0.45		6.22	0.65		7.93	0.77		7.14	0.71		6.34	0.79

ROAE Less Than 10%:

Summit State Bank	6/30/2007	0.49	5.03	0.75	0.69	7.64	0.92	0.93	11.86	1.06	0.79	10.89	1.14	0.64	9.39	0.95
Salisbury Bancorp, Inc.	6/30/2007	2.36	9.08	0.92	2.53	9.83	1.02	2.71	10.81	1.12	2.67	12.34	1.14	2.70	13.41	1.24
First State Financial Corporation	6/30/2007	0.82	9.90	1.12	0.90	11.25	1.29	0.65	8.86	1.21	0.59	14.55	0.89	0.26	7.34	0.43
Habersham Bancorp	6/30/2007	1.58	8.57	0.94	1.77	10.06	1.13	1.30	7.74	0.91	0.80	4.80	0.62	0.79	4.44	0.59
Citizens First Corporation	6/30/2007	0.96	6.51	0.70	1.28	9.56	1.01	1.47	11.67	1.24	0.86	7.24	0.63	(0.37)	(3.51)	(0.20)
Beverly National Corporation	6/30/2007	1.02	6.24	0.61	1.10	7.16	0.59	1.24	9.12	0.61	1.30	9.32	0.68	1.14	8.52	0.67
Carrollton Bancorp	6/30/2007	0.95	7.85	0.79	0.90	7.55	0.75	0.87	7.12	0.72	0.31	2.61	0.29	0.32	2.71	0.29
Glen Burnie Bancorp	6/30/2007	1.08	9.58	0.84	1.10	10.00	0.84	1.13	10.49	0.89	1.25	12.51	1.00	1.27	13.72	1.05
Mackinac Financial Corporation	6/30/2007	0.76	9.04	0.71	0.50	6.19	0.49	(2.15)	(25.63)	(2.58)	(3.23)	(18.64)	(0.44)	(27.32)	(59.15)	(1.98)
Britton & Koontz Capital Corporation	6/30/2007	1.33	8.46	0.76	1.69	11.10	0.95	1.52	10.30	0.83	1.34	9.22	0.76	1.29	9.08	0.80
Cape Fear Bank Corporation	6/30/2007	0.53	7.71	0.48	0.58	8.86	0.57	0.44	6.96	0.62	0.37	6.45	0.70	0.49	10.38	0.89
Bank of the Carolinas Corporation	6/30/2007	0.81	8.52	0.71	0.88	9.57	0.84	0.59	6.86	0.69	0.50	6.45	0.59	0.53	7.75	0.65
Sussex Bancorp	6/30/2007	0.70	6.46	0.63	0.77	7.31	0.74	0.75	7.41	0.82	0.78	9.90	0.63	0.74	10.27	0.62
Evans Bancorp, Inc.	6/30/2007	1.32	9.11	0.76	1.80	12.99	1.05	1.77	13.34	1.05	1.65	13.13	1.15	1.51	12.77	1.25
United Bancorp, Inc.	6/30/2007	0.57	7.98	0.61	0.45	6.49	0.50	0.71	10.01	0.82	0.70	9.91	0.83	0.77	11.40	0.97
Commercial National Financial Corporation	6/30/2007	1.01	8.34	0.91	0.95	7.77	0.90	0.99	7.63	1.06	0.18	1.36	0.17	1.03	6.99	0.95
Cowlitz Bancorporation	6/30/2007	0.88	8.92	0.98	0.93	9.99	1.13	0.66	8.11	0.96	0.47	5.80	0.73	0.03	0.36	0.04

Median			8.46	0.76		9.56	0.90		8.86	0.89		9.22	0.70		8.52	0.67

Page 7 of 8 Pages

EXHIBIT G - 2

PUBLIC BANK HOLDING COMPANIES

    ASSETS BETWEEN $300 AND $500 MILLION

      MARKET PRICING ANALYSIS

AS OF OCTOBER 4, 2007

	Historical Performance Summary
	Latest Twelve Months				Fiscal Year 2006			Fiscal Year 2005			Fiscal Year 2004			Fiscal Year 2003
Company Name	Latest Twelve Months Ended	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)	Diluted EPS ($)	Return on Average Equity (%)	Return on Average Assets (%)
Average Weekly Trading Volume Less Than 0.15% of Shares Outstanding

First Bancshares, Inc.	6/30/2007	1.17	12.16	0.84	1.27	16.29	0.97	0.77	11.05	0.75	0.51	7.67	0.67	0.41	6.41	0.63
Jeffersonville Bancorp	6/30/2007	1.16	11.97	1.26	1.13	11.69	1.23	1.29	13.85	1.53	1.39	16.61	1.71	1.29	17.08	1.68
Union Bankshares, Inc.	6/30/2007	1.32	14.25	1.58	1.38	14.96	1.67	1.37	15.23	1.71	1.28	14.17	1.65	1.18	13.50	1.56
WSB Financial Group, Inc.	6/30/2007	0.99	10.39	1.18	1.18	19.59	1.28	0.82	16.58	1.28	0.55	13.60	1.37	0.35	9.93	1.04

Median			12.07	1.22		15.63	1.26		14.54	1.41		13.89	1.51		11.72	1.30

Source: SNL Securities Data Corporation

47 Banks Considered, 29 Excluded

(a)  Core EPS is reported EPS excluding

    non-recurring items as estimated by

    SNL Securities Data Corporation

Page 8 of 8 Pages

U.S. Bank Acquisition Analysis

Target Located in the Mid-South

Deals Announced between January 1, 2006 and October 5, 2007

						Seller’s Financial Data										ANNOUNCED DEAL VALUE
EXHIBIT H-1	ST	Seller	City	ST	B/ T	Latest Financial Date	Total Assets ($000)	Equity/ Assets (%)	Tang. Eq. / Assets (%)	NPAs/ Assets (%)	YTD ROAA (%)	YTD ROAE (%)	Prior FY ROAA (%)	Prior FY ROAE (%)	Deal Announce Date	Deal Value ($M)	Price/ LTM EPS (x)	Price/ Book (%)	Price/ Tang BV (%)	Price/ Assets (%)	Tang. Prem/ Core Dep. (%)
Buyer
Mid-South Deals (AL, AR, KY, LA, MO, MS, TN)
Alabama
BancTrust Financial Group Inc.	AL	Peoples BancTrust Co.	Selma	AL	Bank	03/31/2007	924,794	9.57	8.94	NA	0.96	10.08	0.95	9.52	05/21/2007	153.4	19.47	170.84	184.11	16.59	12.23
Arkansas
IBERIABANK Corp.	LA	Pulaski Investment Corp.	Little Rock	AR	Bank	12/31/2005	471,631	8.49	8.26	0.36	1.41	17.49	1.23	14.13	08/09/2006	130.0	20.54	324.84	334.32	27.56	25.77
Kentucky
BancKentucky Inc.	KY	Murray Banc Holding Co LLC	Murray	KY	Bank	09/30/2005	153,079	8.54	8.53	0.24	0.75	8.83	0.82	10.06	01/30/2006	8.5	14.11	130.07	130.26	11.11	4.97
Citizens First Corp.	KY	Kentucky Banking Centers	Glasgow	KY	Bank	03/31/2006	122,482	7.73	7.73	0.16	1.02	13.88	0.88	11.79	06/01/2006	20.0	17.06	211.13	211.13	16.33	10.82
Farmers Capital Bank Corp.	KY	Citizens National Bcshrs Inc.	Nicholasville	KY	Bank	03/31/2006	156,854	8.64	8.64	0.90	0.88	10.12	0.94	11.13	04/12/2006	30.0	21.13	224.89	224.89	19.13	15.13
First Corbin Bancorp Inc.	KY	Eagle Fidelity Inc.	Williamstown	KY	Bank	06/30/2007	156,067	13.26	13.26	0.00	1.13	8.42	1.11	8.35	08/14/2007	40.8	24.23	197.42	197.42	26.15	18.22

	NUMBER OF DEALS		4			MEDIAN	154,573	8.59	8.59	0.20	0.95	9.48	0.91	10.60		25.0	19.10	204.28	204.28	17.73	12.98
	DEAL VALUE ($ millions)		$99			AVERAGE	147,121	9.54	9.54	0.33	0.95	10.31	0.94	10.33		24.8	19.13	190.88	190.93	18.18	12.29

Louisiana
None

Missouri
BancorpSouth Inc.	MS	City Bancorp	Springfield	MO	Bank	06/30/2006	827,343	8.55	6.96	0.25	1.14	12.94	1.03	11.91	10/31/2006	170.0	20.31	240.42	300.37	20.55	23.73
Mercantile Bancorp Inc.	IL	HNB Financial Services Inc.	Hannibal	MO	Bank	09/30/2006	159,914	10.37	10.37	0.10	0.88	8.59	0.85	8.23	02/08/2007	30.2	25.23	184.18	184.18	18.89	11.52
Stifel Financial Corp.	MO	First Service Financial Co	Saint Louis	MO	Bank	09/30/2006	129,287	13.29	13.29	1.81	1.10	8.17	1.17	8.27	11/20/2006	37.9	27.80	219.97	219.97	29.31	35.00

	NUMBER OF DEALS		3			MEDIAN	159,914	10.37	10.37	0.25	1.10	8.59	1.03	8.27		37.9	25.23	219.97	219.97	20.55	23.73
	DEAL VALUE ($ millions)		$238			AVERAGE	372,181	10.74	10.21	0.72	1.04	9.90	1.02	9.47		79.4	24.45	214.86	234.84	22.92	23.42

Mississippi
None

Tennessee
BB&T Corp.	NC	First Citizens Bancorp	Cleveland	TN	Bank	09/30/2005	685,964	6.20	6.13	0.64	1.40	21.07	1.23	16.75	01/11/2006	144.8	15.72	340.55	344.65	21.11	22.58
Community First Inc.	TN	First Natl Bk of Centerville	Centerville	TN	Bank	06/30/2007	102,595	14.57	14.57	1.18	0.93	6.41	0.81	5.61	08/01/2007	22.8	23.68	152.54	152.54	22.22	9.95
Greene County Bancshares Inc.	TN	Civitas BankGroup	Franklin	TN	Bank	09/30/2006	865,745	6.08	6.08	0.27	0.92	14.76	1.02	15.43	01/25/2007	164.4	23.81	302.14	302.14	18.99	27.03
Renasant Corp.	MS	Capital Bancorp Inc.	Nashville	TN	Bank	12/31/2006	564,442	6.20	6.20	NA	0.82	13.45	0.77	11.91	02/05/2007	139.8	31.94	377.04	377.04	24.77	38.64

	NUMBER OF DEALS		4			MEDIAN	625,203	6.20	6.17	0.64	0.93	14.11	0.92	13.67		142.3	23.75	321.35	323.40	21.67	24.81
	DEAL VALUE ($ millions)		$472			AVERAGE	554,687	8.26	8.25	0.70	1.02	13.92	0.96	12.43		118.0	23.79	293.07	294.09	21.77	24.55

Total Mid-South Group

	NUMBER OF DEALS		13			MEDIAN	159,914	8.55	8.53	0.27	0.96	10.12	0.95	11.13		40.8	21.13	219.97	219.97	20.55	18.22
	DEAL VALUE ($ millions)		$1,093			AVERAGE	409,246	9.35	9.15	0.54	1.03	11.86	0.99	11.01		84.0	21.93	236.62	243.31	20.98	19.66

(a)	Prior FY data refers to data prior to latest financial data
(b)	Source: SNL Financial, L.C.

U.S. Bank Acquisition Analysis

Target Located in the Mid-South

Deals Announced between January 1, 2006 and October 5, 2007

						Seller’s Financial Data										ANNOUNCED DEAL VALUE
EXHIBIT H-1	ST	Seller	City	ST	B/ T	Latest Financial Date	Total Assets ($000)	Equity/ Assets (%)	Tang. Eq. / Assets (%)	NPAs/ Assets (%)	YTD ROAA (%)	YTD ROAE (%)	Prior FY ROAA (%)	Prior FY ROAE (%)	Deal Announce Date	Deal Value ($M)	Price/ LTM EPS (x)	Price/ Book (%)	Price/ Tang BV (%)	Price/ Assets (%)	Tang. Prem/ Core Dep. (%)
Buyer
YTD and/or Prior FY ROAE < 5%
Banc Corp.	AL	Community Bancshares Inc.	Blountsville	AL	Bank	03/31/2006	576,296	7.50	7.02	1.22	0.04	0.50	0.30	3.80	04/29/2006	96.5	56.09	207.73	222.87	16.75	15.34
Ashley Bancstock Co.	AR	First Cmnty Bk Crawford Cnty	Van Buren	AR	Bank	06/30/2006	50,603	9.07	9.07	0.64	0.34	3.86	0.40	4.27	08/22/2006	7.1	41.79	178.40	178.40	16.19	13.55
Home Bancshares Inc.	AR	Centennial Bancshares Inc	Kingsland	AR	Bank	06/30/2007	198,889	9.19	8.38	0.25	0.71	7.64	0.44	4.51	08/24/2007	29.6	25.69	193.22	218.23	14.90	19.43
Citizens National Corp	KY	Heritage Bank of Ashland Inc.	Ashland	KY	Bank	12/31/2005	82,569	5.54	5.54	3.58	-1.97	-37.12	-2.62	-34.72	03/14/2006	5.6	NM	122.32	122.32	6.78	1.68
Independence Bancshares Inc.	KY	Cmnty Bncp Mclean CntyKYInc	Island	KY	Bank	03/31/2006	25,321	9.17	9.17	1.96	0.21	2.24	-0.85	-10.81	08/23/2006	NA	NA	NA	NA	NA	NA
Lea M. McMullan Trust	KY	Fort Knox National Bncp Inc.	Radcliff	KY	Bank	12/31/2006	36,726	17.14	16.55	0.00	0.46	3.19	0.29	3.56	01/31/2007	7.5	64.43	120.30	125.55	20.30	5.43
Porter Bancorp Inc.	KY	Ohio County Bancshares Inc.	Beaver Dam	KY	Bank	03/31/2007	120,406	7.39	7.39	0.07	0.65	8.89	0.36	4.86	06/16/2007	12.0	50.42	193.70	193.70	9.97	6.89
John R. Turner Holding Co.	KY	Middleburg Bancorp Inc.	Middleburg	KY	Bank	12/31/2005	40,789	9.50	8.23	2.57	0.69	7.20	0.33	3.59	01/20/2006	3.9	29.11	139.03	174.41	9.49	5.27
Fidelity Homestead SB	LA	Your Bank	Ponchatoula	LA	Bank	06/30/2007	51,174	7.48	7.48	NA	NA	NA	-1.20	-12.37	08/10/2007	7.8	NM	203.81	203.81	15.24	11.37
Commerce Bancshares Inc.	MO	Boone National S&LA	Columbia	MO	Bank	12/31/2005	154,518	9.96	8.60	NA	NA	NA	NA	NA	04/04/2006	31.6	NA	NA	NA	NA	NA
Enterprise Financial Services	MO	NorthStar Bancshares Inc.	North Kansas City	MO	Bank	12/31/2005	211,114	8.75	9.61	0.88	0.36	3.60	-0.34	-3.02	03/22/2006	36.0	56.51	194.91	194.91	17.05	25.89
First Guaranty Bancshares Inc.	LA	Douglass National Bank	Kansas City	MO	Bank	03/31/2007	66,003	2.77	2.77	14.69	-3.19	-101.34	-5.09	-78.84	07/31/2007	1.8	NM	100.00	100.00	2.77	NM
First State Bancshares Inc.	MO	Progress Bancshares Inc.	Sullivan	MO	Bank	03/31/2007	185,637	8.51	8.51	1.91	0.33	4.09	0.36	4.63	05/17/2007	23.4	NM	171.10	171.10	12.61	8.43
First Bancshares, Inc.	MS	First National Bank of Wiggins	Wiggins	MS	Bank	03/31/2006	49,386	7.00	7.00	0.70	0.22	3.25	-0.52	-6.83	05/18/2006	4.2	NM	120.14	120.14	8.41	1.93
First Financial Banc Corp	AR	Cornerstone Bank	Senatobia	MS	Bank	12/31/2005	46,595	8.65	8.65	0.96	-0.78	-8.85	-0.36	-3.86	02/09/2006	8.3	NM	205.01	205.01	17.73	14.52
Pinnacle Financial Partners	TN	Mid-America Bancshares Inc.	Nashville	TN	Bank	06/30/2007	1,069,363	9.79	7.77	0.31	0.59	5.87	0.37	4.28	08/15/2007	196.9	41.77	177.97	229.37	18.41	19.35
Sequatchie Valley Bancshares	TN	FN Bancorp Inc.	Tullahoma	TN	Bank	03/31/2006	67,482	8.38	8.38	0.24	0.77	8.80	0.41	4.98	05/19/2006	9.7	34.22	173.13	173.13	14.30	9.83

Assets > $1 Billion
Banco Bilbao Vizcaya Argent SA		Compass Bancshares Inc.	Birmingham	AL	Bank	12/31/2006	34,199,755	8.26	6.25	0.21	1.39	17.68	1.36	18.52	02/16/2007	10,163.9	20.59	334.81	452.05	29.72	42.55
Regions Financial Corp.	AL	AmSouth Bancorp.	Birmingham	AL	Bank	03/31/2006	52,858,162	6.84	6.32	0.19	1.37	20.24	1.43	20.44	05/24/2006	10,060.3	13.73	272.29	296.43	19.03	21.90
Royal Bank of Canada		Alabama National BanCorp.	Birmingham	AL	Bank	06/30/2007	7,902,537	10.95	7.13	0.23	1.08	9.68	1.18	11.36	09/05/2007	1,670.3	19.32	188.59	302.29	21.14	25.42

Assets < $100 Million
1st Jackson Bancshares Inc.	AL	Peoples Bancshares Inc.	Sardis	TN	Bank	06/30/2006	39,329	12.92	12.92	0.49	0.68	5.33	0.96	7.50	09/13/2006	7.5	23.51	147.32	147.32	19.07	9.39
F & M Bancshares Inc.	TN	Citizens City & County Bank	Trenton	TN	Bank	03/31/2006	28,028	9.68	9.68	1.26	0.74	8.04	1.29	14.47	04/10/2006	3.8	12.41	141.89	141.89	13.73	6.47
First American Financial	TN	Planters Bank of Tennessee	Maury City	TN	Bank	06/30/2006	26,127	11.13	11.13	0.49	0.78	7.27	0.92	8.72	10/05/2006	6.5	28.33	224.99	224.99	25.05	19.66
InsCorp Inc.	TN	Insurors Bank of Tennessee	Nashville	TN	Bank	03/31/2006	81,020	7.42	7.42	0.00	0.47	6.19	0.71	8.50	08/25/2006	4.5	18.28	150.01	150.01	11.13	9.03
First Miami Bancshares Inc.	OK	Bank of Billings	Billings	MO	Bank	06/30/2006	29,003	7.71	7.71	0.42	0.74	9.11	0.70	8.71	09/27/2006	4.4	22.05	213.11	213.11	16.42	10.66
Heritage Management Co. Inc.	MO	United Bank of Chamois	Chamois	MO	Bank	09/30/2006	22,603	13.63	13.63	0.13	0.86	6.55	1.07	8.21	12/22/2006	3.6	18.38	118.18	118.18	16.10	3.43
LINCO Bancshares Inc.	MO	Centennial Bancshares Corp.	Elsberry	MO	Bank	09/30/2006	34,503	14.35	14.35	0.00	0.89	6.91	0.81	6.55	11/03/2006	9.8	28.99	205.07	205.07	28.35	19.09
Saint Martin Bancshares Inc.	LA	American Bank	Welsh	LA	Bank	06/30/2007	61,490	16.48	14.26	1.71	1.41	8.43	1.20	7.33	08/27/2007	15.1	17.91	149.02	176.73	24.56	14.45
Bank of Kentucky Finl Corp.	KY	F.N.B. Bancorporation Inc.	Fort Mitchell	KY	Bank	09/30/2006	77,492	15.94	15.94	0.00	2.16	12.75	1.57	9.60	01/26/2007	21.8	19.50	229.39	229.39	28.11	22.31
Citizens National Corp.	KY	Kentucky NB Of Pikeville	Pikeville	KY	Bank	12/31/2006	76,532	13.53	13.53	1.37	1.85	14.08	1.80	14.74	03/09/2007	23.3	16.73	224.83	224.83	30.43	29.66
Exchange Bancshares Inc.	KY	Purchase Area Bancorp Inc.	Bardwell	KY	Bank	03/31/2006	53,975	11.00	11.00	1.28	0.64	5.94	0.82	7.49	06/08/2006	8.1	18.37	136.78	136.78	15.01	6.60
Kentucky Bancshares Inc.	KY	Peoples Bancorp Sandy Hook	Sandy Hook	KY	Bank	09/30/2005	83,708	9.88	9.88	0.98	1.00	10.41	1.09	10.93	02/24/2006	14.0	17.13	164.47	164.47	16.72	13.68
Magnolia Banking Corporation	AR	Southern State Bancshares Inc	Malvern	AR	Bank	06/30/2007	79,919	8.70	8.70	0.47	0.80	9.79	0.75	9.68	09/12/2007	13.6	20.41	195.83	195.83	17.03	14.19
SouthCrest Financial Group Inc	GA	Maplesville Bancorp	Maplesville	AL	Bank	06/30/2006	64,959	15.45	15.45	0.22	1.61	10.26	1.45	9.36	08/11/2006	15.9	16.18	152.73	152.73	24.49	11.15
State Capital Corporation	MS	Geneva Bancshares Inc.	Geneva	AL	Bank	12/31/2006	94,116	15.68	15.68	0.11	1.46	9.12	1.74	11.30	04/04/2007	20.0	15.42	135.38	135.38	21.25	8.23

(a) Prior FY data refers to data prior to latest financial data	Page 2 of 3	Mercer Capital Financial Institutions Group
(b) Source: SNL Financial, L.C.

U.S. Bank Acquisition Analysis

Target Located in the Mid-South

Deals Announced between January 1, 2006 and October 5, 2007

						Seller’s Financial Data										ANNOUNCED DEAL VALUE
EXHIBIT H-1	ST	Seller	City	ST	B/ T	Latest Financial Date	Total Assets ($000)	Equity/ Assets (%)	Tang. Eq. / Assets (%)	NPAs/ Assets (%)	YTD ROAA (%)	YTD ROAE (%)	Prior FY ROAA (%)	Prior FY ROAE (%)	Deal Announce Date	Deal Value ($M)	Price/ LTM EPS (x)	Price/ Book (%)	Price/ Tang BV (%)	Price/ Assets (%)	Tang. Prem/ Core Dep. (%)
Buyer
Pricing Multiples/Deal Value Unavailable
White River Bancshares Co.	AR	Brinkley Bancshares Inc.	Brinkley	AR	Bank	09/30/2006	139,565	13.44	12.03	0.04	1.81	15.01	2.07	17.21	11/30/2006	NA	NA	NA	NA	NA	NA
Liberty Frst Bcshs Inc	MO	Park Bank	Parkville	MO	Bank	12/31/2006	54,825	12.50	12.50	0.68	1.27	10.85	1.11	9.52	03/15/2007	NA	NA	NA	NA	NA	NA
Nodaway Valley Bancshares Inc.	MO	Exchange Bank	Mound City	MO	Bank	09/30/2006	18,460	19.56	19.56	1.79	2.18	12.52	0.81	4.89	12/26/2006	5.2	NA	NA	NA	NA	NA
St. Elizabeth Bancshares Inc.	MO	Bank of Freeburg	Freeburg	MO	Bank	06/30/2006	37,679	13.72	13.72	0.00	1.00	7.35	1.04	7.93	10/02/2006	NA	NA	NA	NA	NA	NA
State Capital Corporation	MS	Consumer National Bank	Jackson	MS	Bank	09/30/2005	48,114	7.34	7.34	1.29	0.78	9.84	0.55	5.81	02/24/2006	NA	NA	NA	NA	NA	NA

S Corp. Targets Were Adjusted for Taxes as Follows
Kentucky Bancshares Inc.	KY	Peoples Bancorp Sandy Hook	Sandy Hook	KY			ROA/ROE Reported by SNL				1.54	16.02	1.68	16.82
							ROA/ROE Adjusted for Taxes @			35.0%	1.00	10.41	1.09	10.93

LINCO Bancshares Inc.	MO	Centennial Bancshares Corp.	Elsberry	MO			ROA/ROE Reported by SNL				1.37	10.63	1.25	10.07
							ROA/ROE Adjusted for Taxes @			35.0%	0.89	6.91	0.81	6.55

BB&T Corp.	NC	First Citizens Bancorp	Cleveland	TN			ROA/ROE Reported by SNL				2.16	32.41	1.89	25.77
							ROA/ROE Adjusted for Taxes @			35.0%	1.40	21.07	1.23	16.75

Lea M. McMullan Trust	KY	Fort Knox National Bncp Inc.	Radcliff	KY			ROA/ROE Reported by SNL				0.71	4.90	0.44	5.48
							ROA/ROE Adjusted for Taxes @			35.0%	0.46	3.19	0.29	3.56

Nodaway Valley Bancshares Inc.	MO	Exchange Bank	Mound City	MO			ROA/ROE Reported by SNL				3.35	19.26	1.24	7.53
							ROA/ROE Adjusted for Taxes @			35.0%	2.18	12.52	0.81	4.89

(a) Prior FY data refers to data prior to latest financial data	Page 3 of 3	Mercer Capital Financial Institution Group
(b) Source: SNL Financial, L.C.

U.S. Bank Acquisition Analysis

Target Located in the U.S. with Assets Between $300 and $500 Million

Deals Announced between January 1, 2005 and October 5, 2007

					Seller’s Financial Data										ANNOUNCED DEAL VALUE
EXHIBIT H-2	ST	Seller	City	ST	Latest Financial Date	Total Assets ($000)	Equity/ Assets (%)	Tang. Eq. / Assets (%)	NPAs/ Assets (%)	YTD ROAA (%)	YTD ROAE (%)	Prior FY ROAA (%)	Prior FY ROAE (%)	Deal Announce Date	Deal Value ($M)	Price/ LTM EPS (x)	Price/ Book (%)	Price/ Tang BV (%)	Price/ Assets (%)	Tang. Prem/ Core Dep. (%)
Buyer
Deals Announced in 2006 and 2007 (prior to October 5)
First National of Nebraska	NE	First Marengo Financial Corp.	Marengo	IL	09/30/2006	300,698	7.89	7.89	0.17	1.65	22.04	1.23	16.65	02/05/2007	73.0	26.20	327.09	327.09	24.28	26.05
Inland Bancorp Holding Company	IL	Cambank Inc.	Lake Zurich	IL	12/31/2005	303,165	8.33	8.33	0.66	1.46	17.83	1.42	19.36	06/05/2006	70.5	16.72	279.04	279.04	23.25	21.74
Sterling Bancshares Inc.	TX	BOTH Inc.	Kerrville	TX	03/31/2006	314,633	7.42	7.42	0.05	1.56	21.28	1.55	21.87	07/25/2006	72.5	17.23	387.85	387.85	23.04	23.56
Cathay General Bancorp Inc.	CA	Great Eastern Bank	New York	NY	09/30/2005	320,510	9.84	9.84	0.06	0.85	8.41	0.78	7.64	02/16/2006	101.0	38.70	320.29	320.29	31.51	28.79
UCBH Holdings Inc.	CA	CAB Holding LLC	Wilmington	DE	09/30/2006	321,597	14.23	12.36	0.49	0.83	6.07	0.69	5.67	01/10/2007	130.7	48.58	284.34	334.41	40.65	44.11
Superior Bancorp	AL	People’s Community Bancshares	Sarasota	FL	09/30/2006	322,602	8.87	8.87	0.00	1.46	16.06	1.05	12.43	01/18/2007	75.9	22.05	315.05	315.05	23.53	23.15
Banc Corp.	AL	Kensington Bankshares Inc.	Tampa	FL	12/31/2005	324,654	8.68	8.68	0.13	1.00	10.55	0.92	10.54	03/06/2006	70.9	24.63	251.82	251.82	21.85	25.61
United Community Banks Inc.	GA	Southern Bancorp Inc.	Marietta	GA	06/30/2006	328,869	6.96	6.96	1.70	1.20	17.05	0.98	14.36	09/05/2006	66.1	19.86	353.01	353.01	20.09	23.95
Industrial Bank of Taiwan		Evertrust Bank	City of Industry	CA	03/31/2006	331,058	7.60	7.60	0.00	1.02	13.09	1.06	13.99	07/14/2006	63.5	20.33	252.62	252.62	19.19	26.76
Bankshares Inc	FL	BankFirst Bancorp Inc.	Winter Park	FL	09/30/2006	332,423	8.19	8.19	0.00	1.46	19.94	1.11	14.72	01/18/2007	80.0	22.18	451.50	451.50	24.14	25.36
Berkshire Hills Bancorp Inc.	MA	Factory Point Bancorp Inc.	Manchester Center	VT	03/31/2007	339,378	8.71	8.09	0.31	1.27	14.79	1.35	16.30	05/14/2007	81.5	17.71	266.27	288.73	24.02	21.78
BOK Financial Corp.	OK	Worth Bancorp. Inc.	Lake Worth	TX	12/31/2006	389,819	10.14	9.48	0.21	1.57	16.00	1.46	15.81	03/09/2007	127.1	24.01	375.71	409.84	32.61	31.42
Associated Banc-Corp	WI	Charter 95 Corporation	Saint Paul	MN	09/30/2006	391,219	8.89	8.89	0.32	1.26	14.06	1.49	15.76	01/17/2007	93.0	19.51	277.81	277.81	23.76	21.50
Central Bancompany	MO	21st Century Finl Svcs Co.	Tulsa	OK	09/30/2006	398,971	5.62	5.56	0.71	0.82	14.84	0.41	7.12	12/18/2006	66.1	24.29	294.85	298.45	16.57	16.06
Western Alliance Bancorp	NV	First Independent Capital-NV	Reno	NV	09/30/2006	402,398	7.43	7.40	0.00	1.39	18.62	1.34	18.69	12/19/2006	118.0	22.58	394.69	396.51	29.32	27.18
AmericanWest Bancorp.	WA	Far West Bancorporation	Provo	UT	06/30/2006	405,339	13.45	12.82	0.55	2.74	20.32	2.14	17.57	10/18/2006	150.0	15.01	315.34	335.77	37.65	32.47
Banner Corp.	WA	F&M Bank	Spokane	WA	09/30/2006	405,561	9.65	9.65	0.20	0.98	10.03	0.92	8.79	12/11/2006	98.1	26.65	254.36	250.50	24.21	21.99
Community Bancorp	NV	Valley Bancorp	Las Vegas	NV	03/31/2006	407,688	10.67	10.67	0.02	1.63	15.17	1.66	14.35	06/28/2006	137.4	22.12	298.90	298.90	33.71	36.08
U.S. Bancorp	MN	United Financial Corp.	Great Falls	MT	09/30/2006	418,071	7.94	7.62	0.00	1.06	13.37	1.13	13.35	11/06/2006	72.7	16.72	222.66	233.08	17.44	15.97
First Charter Corp.	NC	GBC Bancorp Inc	Lawrenceville	GA	03/31/2006	418,322	8.23	8.23	NA	1.57	18.63	1.80	21.38	06/01/2006	101.3	14.27	245.28	245.28	24.21	22.76
Glacier Bancorp Inc.	MT	Citizens Development Co.	Billings	MT	12/31/2005	429,972	8.72	8.72	0.79	1.15	13.84	0.96	11.92	04/20/2006	77.0	16.09	205.36	205.41	17.91	19.14
Castle Creek Capital III LLC	CA	BB&T Bancshares Corp.	Bloomingdale	IL	03/31/2006	438,272	9.04	9.04	0.27	0.90	10.06	0.92	10.50	06/01/2006	105.0	25.53	265.06	265.06	23.97	27.30
Chittenden Corp.	VT	Merrill Merchants Bancshares	Bangor	ME	09/30/2006	444,952	8.37	8.28	NA	1.40	16.82	1.47	17.59	01/18/2007	109.6	17.70	291.89	295.27	24.63	25.98
First State Bancorp.	NM	Front Range Capital Corp.	Broomfield	CO	06/30/2006	451,258	7.64	7.64	3.81	0.49	6.40	0.41	5.50	10/04/2006	72.0	NM	318.25	318.25	15.96	16.73
Commerce Bancshares Inc.	MO	West Pointe Bancorp Inc.	Belleville	IL	12/31/2005	477,391	7.46	7.46	0.43	0.78	10.22	0.82	11.13	04/13/2006	80.9	22.80	227.15	227.15	16.95	13.59
IBERIABANK Corp.	LA	Pulaski Investment Corp.	Little Rock	AR	12/31/2005	471,631	8.49	8.26	0.36	1.41	17.49	1.23	14.13	08/09/2006	130.0	20.54	324.84	334.32	27.56	25.77
Bancshares of Florida Inc.	FL	Old Florida Bankshares Inc.	Fort Myers	FL	06/30/2006	325,973	8.11	7.52	0.00	0.93	12.61	0.66	8.59	08/28/2006	83.4	28.37	295.83	320.99	25.57	NA
Boston Private Financial	MA	Charter Financial Corporation	Bellevue	WA	12/31/2006	321,672	7.38	7.38	0.00	1.23	15.54	0.97	13.38	03/03/2007	72.9	24.29	352.86	352.86	22.67	26.42
Harleysville National Corp.	PA	East Penn Financial Corp.	Emmaus	PA	03/31/2007	450,759	5.64	5.64	0.06	0.82	14.45	0.87	15.64	05/15/2007	92.7	25.44	359.80	359.80	20.57	19.84
Chittenden Corp.	VT	Community Bank & Trust Company	Wolfeboro	NH	03/31/2007	426,347	10.48	10.48	1.51	1.54	15.01	1.62	15.84	06/04/2007	123.8	17.52	269.96	269.96	29.03	27.25
Olney Bancshares of TX Inc.	TX	Union Bank NA	Oklahoma City	OK	03/31/2007	419,540	7.52	7.52	0.49	0.89	11.76	0.98	13.47	06/29/2007	78.4	19.75	248.67	248.67	18.70	17.93
Anchor BanCorp Wisconsin	WI	S&C Banco Inc.	New Richmond	WI	03/31/2007	407,380	12.22	11.23	1.26	0.98	8.03	1.31	11.21	07/11/2007	106.0	20.13	212.95	234.32	26.02	21.46
City National Corp.	CA	Business Bank Corporation	Las Vegas	NV	09/30/2006	489,740	9.07	9.07	0.01	1.51	17.27	1.44	17.95	10/31/2006	161.5	22.01	332.24	332.24	32.97	NA
Old National Bancorp	IN	St. Joseph Capital Corp.	Mishawaka	IN	06/30/2006	490,906	6.00	6.00	0.02	0.48	7.69	0.75	11.84	10/21/2006	77.3	27.59	241.84	241.84	15.74	18.18

		MEDIAN				403,869	8.35	8.25	0.21	1.21	14.82	1.08	14.06		82.5	22.05	293.37	298.68	24.00	23.76
		AVERAGE				388,905	8.67	8.49	0.46	1.21	14.27	1.14	13.68		94.7	22.64	297.51	303.34	24.51	24.25

		NUMBER OF DEALS			34
		TOTAL DEAL VALUE ($ millions)			$3,220

(a) Prior FY data refers to data prior to latest financial data	Page 1 of 2	Mercer Capital Financial Institutions Group
(b) Source: SNL Securities, L.C.

					U.S. Bank Acquisition Analysis
					Target Located in the U.S. with Assets Between $300 and $500 Million
					Deals Announced between January 1, 2006 and October 5, 2007

EXHIBIT H-2

					Seller’s Financial Data										ANNOUNCED DEAL VALUE
Buyer	ST	Seller	City	ST	Latest Financial Date	Total Assets ($000)	Equity/ Assets (%)	Tang. Eq. / Assets (%)	NPAs/ Assets (%)	YTD ROAA (%)	YTD ROAE (%)	Prior FY ROAA (%)	Prior FY ROAE (%)	Deal Announce Date	Deal Value ($M)	Price/ LTM EPS (x)	Price/ Book (%)	Price/ Tang BV (%)	Price/ Tang- Assets (%)	Prem/ Core Dep. (%)
YTD and/or Prior FY ROAE < 5%
Privee LLC	FL	PineBank National Association	Miami	FL	03/31/2006	417,855	8.50	8.50	0.41	0.12	1.40	0.48	5.85	06/26/2006	42.8	31.75	120.54	120.54	10.24	4.25
Cape Savings Bank	NJ	Boardwalk Bancorp Inc.	Linwood	NJ	06/30/2007	454,045	11.10	11.10	0.25	0.04	0.36	0.70	8.01	07/26/2007	100.9	52.27	195.91	195.91	22.23	24.32

Pricing Multiples / Deal Value Unavailable
Ironhorse Financial Group Inc	OK	Armstrong Bancshares Inc.	Muskogee	OK	09/30/2006	390,414	11.71	11.53	0.31	2.00	17.06	NA	NA	12/30/2006	NA	NA	NA	NA	NA	NA
National Mercantile Bancorp	CA	FCB Bancorp	Camarillo	CA	03/31/2006	480,990	9.71	6.41	0.00	0.85	7.05	0.96	11.04	06/15/2006	88.4	NM	NM	NM	NM	NM

S Corp. Targets Were Adjusted for Taxes as Follows
First Texas BHC Inc.	TX	SWB Bancshares Incorporated	Fort Worth	TX		ROA/ROE Reported by SNL				1.43	18.84	1.22	15.57
						ROA/ROE Adjusted for Taxes @			35.0%	0.93	12.25	0.79	10.12

United Community Banks Inc.	GA	Southern Bancorp Inc.	Marietta	GA		ROA/ROE Reported by SNL				1.84	26.23	1.50	22.09
						ROA/ROE Adjusted for Taxes @			35.0%	1.20	17.05	0.98	14.36

Bankshares Inc	FL	BankFirst Bancorp Inc.	Winter Park	FL		ROA/ROE Reported by SNL				2.25	30.68	1.70	22.64
						ROA/ROE Adjusted for Taxes @			35.0%	1.46	19.94	1.11	14.72

Associated Banc-Corp	WI	Charter 95 Corporation	Saint Paul	MN		ROA/ROE Reported by SNL				1.94	21.63	2.29	24.24
						ROA/ROE Adjusted for Taxes @			35.0%	1.26	14.06	1.49	15.76

(a) Prior FY data refers to data prior to latest financial data	Page 2 of 2	Mercer Capital Financial Institutions Group
(b) Source: SNL Securities, L.C.